Exhibit 10.3



================================================================================

                         TAX-EXEMPT BOND LINE OF CREDIT
                             AND SECURITY AGREEMENT

                           Dated as of March 26, 2003

                                      Among

                        CHARTER MAC EQUITY ISSUER TRUST,

                              FLEET NATIONAL BANK,
                    as Administrative Agent and as a Lender,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                      as Syndication Agent and as a Lender,

                              FLEET SECURITIES INC.
                                       and
                           WACHOVIA SECURITIES, INC.,
                                       as
                               Co-Lead Arrangers,

                                       and

                            THE LENDERS PARTY HERETO

================================================================================



                                TABLE OF CONTENTS
                                -----------------

SECTION 1..........................................................DEFINITIONS       1

      1.1   Defined Terms....................................................1
            -------------

      1.2   Terms Generally..................................................1
            ---------------

      1.3   Accounting Principles; GAAP......................................2
            ---------------------------


SECTION 2...........................................................BACKGROUND       2

      2.1   Investments in Project Bonds.....................................2
            ----------------------------

      2.2   Establishment of Loan............................................2
            ---------------------


SECTION 3...........................................AMOUNT AND TERMS OF CREDIT       2

      3.1   Commitment of the Lenders........................................2

      3.2   Limitations on Advances; Loan Availability.......................3

            (a)   Loan Availability..........................................3
                  -----------------

            (b)   Minimum Required Eligible Project Bonds....................3
                  ---------------------------------------

            (c)   Valuation of Borrowing Base Eligible Project Bonds.........4
                  --------------------------------------------------

      3.3   Increase in Total Commitment.....................................4

      3.4   Term of Loan; Extension Right....................................6
            -----------------------------

      3.5   Interest Rate and Payment Terms..................................6

            (a)   Notes; Payment Terms, etc..................................6
                  --------------------------

            (b)   Interest Rate..............................................6
                  -------------

            (c)   Selection To Be Made.......................................6
                  --------------------

            (d)   Notice.....................................................6
                  ------

            (e)   If No Notice or LIBOR Advance Not Available................7
                  -------------------------------------------

            (f)   Telephonic Notice..........................................7
                  -----------------

            (g)   Limits On Options..........................................7
                  -----------------

            (h)   Payment and Calculation of Interest........................7
                  -----------------------------------

            (i)   Mandatory Principal Payments; Preapproved Bonds; Cash
                  Collateral.................................................8
                  ----------



            (j)   Prepayment................................................11
                  ----------

            (k)   Maturity..................................................11
                  --------

            (l)   Method of Payment; Date of Credit.........................11
                  ---------------------------------

            (m)   Billings..................................................11
                  --------

            (n)   Default Rate; Termination of Pricing Options..............12
                  --------------------------------------------

            (o)   Late Charges..............................................12
                  ------------

            (p)   Prepayment; Make-Whole; Yield Maintenance.................12
                  -----------------------------------------

      3.6   Loan Fees.......................................................13

            (a)   Commitment Fees...........................................13
                  ---------------

            (b)   Agent's Fees..............................................13
                  ------------

            (c)   Unused Fee................................................13
                  ----------

            (d)   Extension Fee.............................................13
                  -------------

      3.7   Loan Extension..................................................14

            (a)   Initial Maturity Date.....................................14
                  ---------------------

                  (i)   No Default..........................................14
                        ----------

                  (ii)  Notice From Borrower................................14
                        --------------------

                  (iii) Conditions Satisfied................................14
                        --------------------

                  (iv)  Extension Fee.......................................14
                        -------------

                  (v)   Additional Documents................................14
                        --------------------

                  (vi)  Before End of Term..................................14
                        ------------------

      3.8   Additional Provisions Related to Interest Rate Selection........15

            (a)   Increased Costs...........................................15
                  ---------------

            (b)   Illegality................................................15
                  ----------

            (c)   Additional LIBOR Conditions...............................15
                  ---------------------------

                  (i)   Availability........................................15
                        ------------

                  (ii)  Payments Net of Taxes...............................16
                        ---------------------

            (d)   Variable Rate Advances....................................16
                  ----------------------

            (e)   Conversion of Other Advances..............................16
                  ----------------------------


SECTION 4.............................................................ADVANCES       16



      4.1   Procedures......................................................16
            ----------

            (a)   Advance Requests; Certifications..........................16
                  --------------------------------

            (b)   Approval or Denial by the Agent and Lenders...............19
                  -------------------------------------------

            (c)   Funding by Agent and Lenders..............................19
                  ----------------------------

                  (i)   Existing Collateral Advances........................19
                        ----------------------------

                  (ii)  Borrowing Base Acquisition Advances; Increased
                        Collateral Value Advances...........................19
                        -------------------------

      4.2   Wet Funding Advances............................................22
            --------------------

      4.3   Other Conditions................................................23
            ----------------


SECTION 5.........................................SECURITY FOR THE OBLIGATIONS       23

      5.1   Grant of Security Interest......................................23
            --------------------------

      5.2   Authenticated Record............................................25
            --------------------

      5.3   Collection and Servicing Rights.................................25

      5.4   Return of Collateral upon Termination of Commitment.............26
            ---------------------------------------------------

      5.5   Removal of Eligible Project Bond as a Borrowing Base Eligible
            Project Bond by Borrower........................................26

      5.6   Release of Ineligible Project Bonds.............................28
            -----------------------------------

      5.7   Additional Borrowing Base Eligible Project Bonds................28
            ------------------------------------------------

      5.8   Cash Collateral Account.........................................30

            (a)   Maintenance of Account....................................30
                  ----------------------

            (b)   Control; Investment of Funds..............................30
                  ----------------------------

            (c)   Distributions; Application to Obligations.................30
                  -----------------------------------------


SECTION 6...................CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES       30
                            --------------------------------------------------


SECTION 7.................................................CONDITIONS PRECEDENT       30

      7.1   Closing Loan....................................................31
            ------------

            (a)   Satisfactory Loan Documents...............................31
                  ---------------------------

            (b)   Borrowing Base Eligible Project Bonds.....................31
                  -------------------------------------

            (c)   Delivery of Borrowing Base Eligible Project Bonds.........31
                  -------------------------------------------------



            (d)   Funding Certification.....................................31
                  ---------------------

            (e)   No Bond Document Default..................................31
                  ------------------------

            (f)   No Material Change........................................31
                  ------------------

            (g)   Warranties and Representations Accurate...................31
                  ---------------------------------------

            (h)   Officer's Certificate.....................................32
                  ---------------------

            (i)   Constituent Documents.....................................32
                  ---------------------

            (j)   Votes, Consents and Authorizations........................32
                  ----------------------------------

            (k)   Incumbency Certificate; Authorized Signers................32
                  ------------------------------------------

            (l)   Corporate Structure.......................................32
                  -------------------

            (m)   Litigation................................................32
                  ----------

            (n)   Financial Statements......................................33
               -----------------------

            (o)   Examination of Books and Assets...........................33
                  -------------------------------

            (p)   Compliance with Law.......................................33
                  -------------------

            (q)   Legal and other Opinions..................................33
                  ------------------------

            (r)   Payment of Fees...........................................33
                  ---------------

            (s)   No Default or  Event of Default...........................33
                  -------------------------------

            (t)   Additional Documents......................................34
                  --------------------

            (u)   Further Assurances........................................34
                  ------------------

            (v)   Advance Request...........................................34
                  ---------------

      7.2   Advances........................................................34
            --------

            (a)   Representations True; No Default or Event of Default......34
                  ----------------------------------------------------

            (b)   Certifications............................................34
                  --------------

            (c)   Borrowing Base Acquisition Advance........................34
                  ----------------------------------

            (d)   Notice of Approval........................................35
                  ------------------

            (e)   No Legal Impediment.......................................35
                  -------------------

            (f)   Governmental Regulation...................................35
                  -----------------------

            (g)   Proceedings and Documents.................................35
                  -------------------------

            (h)   No Adverse Changes........................................35
                  ------------------


SECTION 8.......................................WARRANTIES AND REPRESENTATIONS       35
                                                ------------------------------



      8.1   Financial Information...........................................35
            ---------------------

      8.2   Approved Project................................................36
            ----------------

      8.3   No Violations...................................................36
            -------------

      8.4   Litigation......................................................36
            ----------

      8.5   Borrowing Base Eligible Project Bonds...........................36
            -------------------------------------

      8.6   Project Letter of Credit........................................36
            ------------------------

      8.7   Good Title and No Liens.........................................37
            -----------------------

      8.8   Franchises, Patents, Copyrights, Etc............................37
            -------------------------------------

      8.9   Use of Proceeds.................................................37
            ---------------

      8.10  Entity Matters..................................................37

            (a)   Organization..............................................37
                  ------------

            (b)   Ownership, Subsidiaries and Taxpayer Identification
                  Numbers...................................................38
                  -------

            (c)   Authorization.............................................38
                  -------------

      8.11  Valid and Binding...............................................39
            -----------------

      8.12  Deferred Compensation and ERISA.................................39
            -------------------------------

      8.13  No Materially Adverse Contracts, Etc............................39
            -------------------------------------

      8.14  Compliance With Other Instruments, Laws, Etc....................39
            ---------------------------------------------

      8.15  Tax Status......................................................39
            ----------

      8.16  Holding Company and Investment Company Acts.....................40
            -------------------------------------------

      8.17  Certain Transactions............................................40
            --------------------

      8.18  Loan Documents..................................................40
            --------------

      8.19  Regulations U and X.............................................40
            -------------------

      8.20  Solvency........................................................40

      8.21  Conditions Satisfied............................................40
            --------------------

      8.22  No Material Change: No Default..................................41
            ------------------------------

      8.23  No Broker or Finder.............................................41
            -------------------

      8.24  Background Information and Certificates; Projects...............41
            -------------------------------------------------

      8.25  Background Information and Certificates.........................41
            ---------------------------------------

      8.26  Representations Regarding Eligible Project Bonds................41
            ------------------------------------------------



      8.27  Reaffirmation...................................................42
            -------------


SECTION 9............................................................COVENANTS       43
                                                                     ---------

      9.1   Punctual Payment................................................43
            ----------------

      9.2   Maintenance of Office...........................................43
            ---------------------

      9.3   Organizational Number...........................................43
            ---------------------

      9.4   Records and Accounts............................................43
            --------------------

      9.5   Notices.........................................................43

            (b)   Notification of Claims against Borrowing Base Eligible
                  Project Bonds.............................................44
                  -------------

            (c)   Notice of Litigation and Judgments........................44
                  ----------------------------------

      9.6   Financial Statements and Reports................................45
            --------------------------------

            (a)   Monthly Statements........................................45
                  ------------------

            (b)   Quarterly and Annual Statements and Statement of Bond
                  Valuation.................................................45
                  ---------

            (c)   Data Requested............................................46
                  --------------

            (d)   Approved Project Financial Information....................46
                  --------------------------------------

      9.7   Existence; Conduct of Business..................................46
            ------------------------------

      9.8   Projects; Collateral Bonds......................................46

      9.9   Insurance.......................................................47
            ---------

      9.10  Taxes and Trade Debt............................................47
            --------------------

      9.11  Compliance with Laws, Contracts, Licenses, and Permits..........47

      9.12  Indemnification Against Payment of Brokers' Fees................48
            ------------------------------------------------

      9.13  Fiscal Year.....................................................48
            -----------

      9.14  Deposit of Proceeds; Disbursement of Loan Advances; Other Bank
            Accounts........................................................48

      9.15  Place for Records; Inspection...................................48
            -----------------------------

      9.16  Costs and Expenses..............................................49
            ------------------

      9.17  Indemnification.................................................50
            ---------------

      9.18  Replacement Documentation.......................................51
            -------------------------

      9.19  Revenue Bond Valuation Methodology..............................51
            ----------------------------------



      9.20  Further Assurances..............................................51
            ------------------

      9.21  Negative Covenants..............................................51
            ------------------

            (a)   Liens.....................................................51
                  -----

            (b)   Merger; Sale of Assets....................................51
                  ----------------------

            (c)   Loans and Advances........................................52
                  ------------------

            (d)   Limits on Changes to Approved Projects; Consents,
                  Ratifications, Waivers and Changes to Bond Documents,
                  Etc.......................................................52
                  ---

            (e)   Modifications of Servicing Agreement......................53
                  ------------------------------------

            (f)   Distributions.............................................54
                  -------------

            (g)   Affiliate Indebtedness....................................54
                  ----------------------

            (h)   Distribution of Project Owner Equity Funds................54
                  ------------------------------------------

      9.22  Borrower Financial Covenants....................................54

            (a)   Adjusted Tangible Net Worth...............................54
                  ---------------------------

            (b)   Fixed Charges.............................................54
                  -------------

            (c)   Facility Debt Service Coverage Ratio......................54
                  ------------------------------------


SECTION 10...................................................EVENTS OF DEFAULT       54
                                                             -----------------

      10.1  Events of Default...............................................54
            -----------------

            (a)   Failure to Pay............................................55
                  --------------

            (b)   Failure to Perform........................................55
                  ------------------

            (c)   Breach of Representation or Warranty......................55
                  ------------------------------------

            (d)   Failure to Pay other Indebtedness.........................55
                  ---------------------------------

            (e)   Insolvency................................................55
                  ----------

            (f)   Involuntary Proceedings...................................55
                  -----------------------

            (g)   Judgments.................................................56
                  ---------

            (h)   Cancellation of Loan Documents............................56
                  ------------------------------

            (i)   ERISA.....................................................56
                  -----

            (j)   Indictment................................................56
                  ----------

            (k)   Material Adverse Change...................................56
                  -----------------------

            (l)   Change in Control.........................................56
                  -----------------



            (m)   Regarding Charter Mac and Holding Trust...................57
                  ---------------------------------------

            (n)   Charter Mac Covenants.....................................57
                  ---------------------

            (o)   Mortgage Warehousing Facility.............................57
                  -----------------------------

            (p)   Acquisition Line Facility.................................57
                  -------------------------

            (q)   Reimbursement Agreement...................................57
                  -----------------------

            (r)   Failure to Pay Dividends..................................57
                  ------------------------

      10.2  Written Waivers.................................................57
            ---------------

      10.3  Remedies........................................................57


SECTION 11.......................................SECURITY INTEREST AND SET-OFF       61

      11.1  Security Interest...............................................61
            -----------------

      11.2  Set-Off.........................................................61
            -------

      11.3  Additional Rights...............................................62
            -----------------


SECTION 12...........................................THE AGENT AND THE LENDERS       62

      12.1  Rights, Duties and Immunities of the Agent......................62

            (a)   Appointment of Agent......................................62
                  --------------------

            (b)   Syndication Agent and Co-Lead Arrangers...................63
                  ---------------------------------------

            (c)   Administration of Loan by Agent...........................63
                  -------------------------------

            (d)   Delegation of Duties......................................64
                  --------------------

            (e)   Exculpatory Provisions....................................64
                  ----------------------

            (f)   Reliance by Agent.........................................64
                  -----------------

            (g)   Notice of Default.........................................65
                  -----------------

            (h)   Lenders' Credit Decisions.................................65
                  -------------------------

            (i)   Agent's Reimbursement and Indemnification.................65
                  -----------------------------------------

            (j)   Agent in its Individual Capacity..........................66
                  --------------------------------

            (k)   Successor Agent...........................................66
                  ---------------

            (l)   Duties in the Case of Enforcement.........................67
                  ---------------------------------

      12.2  Respecting Loans and Payments...................................67

            (a)   Procedures for Advances...................................67
                  -----------------------



            (b)   Nature of Obligations of Lenders..........................68
                  --------------------------------

            (c)   Payments to Agent.........................................68
                  -----------------

            (d)   Distribution of Liquidation Proceeds......................68
                  ------------------------------------

            (e)   Adjustments...............................................69
                  -----------

            (f)   Setoff....................................................69
                  ------

            (g)   Distribution by Agent.....................................70
                  ---------------------

            (h)   Delinquent Lenders........................................70
                  ------------------

            (i)   Holders...................................................71
                  -------

      12.3  Assignment......................................................71
            ----------

      12.4  Certain Representations and Warranties; Limitations; Covenants..72

      12.5  Register........................................................73
            --------

      12.6  New Notes.......................................................73
            ---------

      12.7  Participations..................................................73
            --------------

      12.8  Disclosure......................................................74
            ----------

      12.9  Miscellaneous Assignment Provisions.............................74
            -----------------------------------

      12.10 Assignment by Borrower..........................................74
            ----------------------

      12.11 Administrative Matters..........................................74

            (a)   Amendment, Waiver, Consent, Etc...........................74
                  --------------------------------

            (b)   Deemed Consent or Approval................................75
                  --------------------------


SECTION 13..................................................GENERAL PROVISIONS       76

      13.1  Notices.........................................................76
            -------

      13.2  Limitations on Assignment.......................................78
            -------------------------

      13.3  Further Assurances..............................................78
            ------------------

      13.4  Usury...........................................................78
            -----

      13.5  Payments to be Charged as an Advance............................79
            ------------------------------------

      13.6  Parties Bound; Integration......................................79

      13.7  Waivers, Extensions and Releases................................79
            --------------------------------

      13.8  Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury
            Trial...........................................................80

            (a)   Substantial Relationship..................................80
                  ------------------------

            (b)   Place of Delivery.........................................80
                  -----------------

            (c)   Governing Law.............................................80
                  -------------

      13.9  Consent to Jurisdiction.........................................80
            -----------------------

      13.10 JURY TRIAL WAIVER...............................................80
            -----------------

      13.11 Survival........................................................81
            --------

      13.12 Cumulative Rights...............................................81
            -----------------

      13.13 Claims Against Agent or Lenders.................................81

            (a)   Borrower Must Notify......................................81
                  --------------------

            (b)   Remedies..................................................82
                  --------

            (c)   Limitations...............................................82
                  -----------

      13.14 Obligations Absolute............................................82
            --------------------

      13.15 Table of Contents, Title and Headings...........................82
            -------------------------------------

      13.16 Counterparts....................................................83
            ------------

      13.17 Time Of the Essence.............................................83
            -------------------

      13.18 No Oral Change..................................................83
            --------------

      13.19 Monthly Statements..............................................83
            ------------------

      13.20 Confidentiality.................................................83
            ---------------

      13.21 Acknowledgment of Joinder.......................................84
            -------------------------

                         TAX-EXEMPT BOND LINE OF CREDIT
                             AND SECURITY AGREEMENT
                             ----------------------

      THIS TAX-EXEMPT BOND LINE OF CREDIT AND SECURITY AGREEMENT (the "Loan Agreement" or this "Agreement") is made and entered into as of the 26th day of March, 2003, by and among:

      CHARTER  MAC  EQUITY  ISSUER  TRUST,  a  Delaware   statutory  trust  (the
"Borrower");

      FLEET NATIONAL BANK, a national banking association, as Administrative Agent (in such capacity, the "Agent") and as a Lender;

      WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Syndication Agent and as a Lender;

      FLEET SECURITIES, INC. and WACHOVIA SECURITIES, INC., as Co-Lead Arrangers (the "Arrangers"); and

      THE LENDERS party hereto from time to time.

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  DEFINITIONS.

      1.1 Defined Terms. For all purposes of this Loan Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings given to such terms in Exhibit A hereto, which is incorporated by reference herein and made a part of this Loan Agreement.

      1.2   Terms Generally.  Unless otherwise  specified in the Loan Documents:
(a) references in a Loan Document to "Sections," "Exhibits," and "Schedules," are to sections, exhibits, and schedules in and to such Loan Document, (b) references in a Loan Document to any document, instrument, or agreement (i) shall include all exhibits, schedules, and other attachments thereto, (ii) shall include all documents, instruments, or agreements issued or executed in replacement thereof, to the extent permitted hereby or thereby, and (iii) shall mean such document, instrument, or agreement, or replacement thereof, as amended, supplemented, restated, or otherwise modified from time to time to the extent permitted hereby or thereby and in effect at any given time, (c) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter shall include the masculine, the feminine, and the neuter, (d) unless explicitly set forth to the contrary, a reference to a "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary, and a reference to an "Affiliate" means an Affiliate of the Borrower, (e) titles and captions of Articles, Sections, subsections, and clauses in any Loan Document are for convenience only, and neither limit nor amplify the provisions of such Loan Document, (f) unless otherwise indicated, all references to "time" are references to Boston, Massachusetts, time, (g) all references to money (including the symbol "$") are to lawful currency of the United States, (h) references to "including" mean including without limiting the generality of any description preceding that word, (i) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (j) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, and (k) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it.

      1.3 Accounting Principles; GAAP. Except as otherwise specifically provided for in this Loan Agreement, all accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period.

SECTION 2.  BACKGROUND.

      2.1 Investments in Project Bonds. The Borrower currently owns, and intends to purchase from time to time hereafter, Project Bonds.

      2.2 Establishment of Loan. The Borrower has requested that the Agent and the Lenders establish this credit facility in favor of the Borrower (the "Loan"), the proceeds of which shall be used by the Borrower to acquire and hold Project Bonds. The Agent and the Lenders have agreed to establish the Loan, upon and subject to the terms and conditions of this Loan Agreement.

SECTION 3.  AMOUNT AND TERMS OF CREDIT.

      3.1   Commitment of the Lenders.

            (a) Subject to and upon the terms and conditions of this Loan Agreement, each Lender, severally and not jointly with any other Lender, agrees to establish the Loan and to make and remake Advances to the Borrower from the Closing Date until and including the Business Day immediately preceding the Maturity Date in an aggregate amount not to exceed at any time such Lender's Commitment, during which period the Borrower may borrow, repay and reborrow such Advances in accordance with the provisions of this Loan Agreement.

            (b) Each Advance shall be made by the Lenders pro rata in accordance with their respective Commitment Percentages. The failure of any Lender to make any Advance shall neither relieve any other Lender of its obligation to fund its Advance in accordance with the provisions of this Loan Agreement, nor increase the obligation of any such other Lender.

            (c) While a Default or Event of Default exists, the Lenders may refuse to make any Advances to the Borrower. All Advances under this Loan Agreement constitute a single indebtedness, and all of the Collateral is security for the payment and the performance of all Obligations.

      3.2   Limitations on Advances; Loan Availability.

            (a) Loan Availability. The aggregate outstanding amount of all Advances under the Loan (after giving effect to all requested Advances) shall not at any time exceed the lesser of (i) the Total Commitment at such time, or
(ii) an amount equal to the Collateral Value of the Borrowing Base Eligible Project Bonds at such time (the lesser of (i) or (ii), the "Loan Availability").

            (b) Minimum Required Eligible Project Bonds. Subject to the provisions of the next sentence, at all times there shall be at least four (4) Borrowing Base Eligible Project Bonds. Notwithstanding the foregoing provision, in the event that a Borrowing Base Eligible Project Bond becomes an Ineligible Project Bond, so long as (x) no Default or other Event of Default otherwise has occurred and is continuing, (y) there are at least three (3) remaining Borrowing Base Eligible Project Bonds which continue to qualify as Borrowing Base Eligible Project Bonds hereunder, and (z) Section 3.5(i)(i) does not apply, the Borrower shall either:

                     (i) deliver:  (1) to the Agent and the Lenders,  within one
            (1) Business Day of the date that the subject Borrowing Base Eligible Project Bond became an Ineligible Project Bond hereunder, a Preapproved Bond Eligibility Certificate with respect to a Preapproved Bond, and (2) to the Custodian as Collateral, within three (3) Business Days after the date that the subject Borrowing Base Eligible Project Bond became an Ineligible Project Bond hereunder, the original Preapproved Bond (either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) which is the subject of such Preapproved Bond Eligibility Certificate; or

                     (ii) within twenty-one (21) days from the date that the subject Borrowing Base Eligible Project Bond became an Ineligible Project Bond hereunder, provide the Agent and the Lenders with an additional Eligible Project Bond as Collateral hereunder, in accordance with the provisions of Section 5.7 hereof.

            (c) Valuation of Borrowing Base Eligible Project Bonds. The Agent and the Lenders shall, on a quarterly basis, calculate the Collateral Value of the Borrowing Base Eligible Project Bonds, provided, however, the Agent and the Lenders may calculate the Collateral Value of the Borrowing Base Eligible Project Bonds at such other times as may be necessary in order to enable the Agent or the Lenders to confirm the Borrower's compliance with the terms and conditions of this Agreement. The Collateral Value determined by the Agent and the Lenders shall be conclusive, in the absence of manifest error. Any Mandatory Principal Payment and/or granting of additional Collateral required to be made after giving effect to such calculation shall be made by the Borrower as provided for in Section 3.5(i).

      3.3   Increase in Total Commitment.

            (a) So long as the Incremental Loan Commitment Requirements are satisfied at the time of the delivery of the request referred to below, the Borrower shall have the right at any time and from time to time upon at least five (5) Business Days' prior written notice to the Agent, to increase the amount of the Total Commitment to an amount in no event to exceed $100,000,000, either by new Lenders establishing Commitments, or by one or more of the then existing Lenders increasing their Commitments (each such increase by either means, a "Commitment Increase," and each such new Lender or Lender increasing its Commitment, an "Additional Commitment Lender"), provided, however, that (i) no Lender shall be obligated to provide a Commitment Increase as a result of any such request by the Borrower, (ii) any new Lender must qualify as an Eligible Assignee and shall be subject to the approval of the Agent, which approval shall not unreasonably be withheld, and (iii) without the consent of the Agent and all of the Lenders, at no time shall there be more than four (4) Lenders hereunder. No Commitment Increase shall become effective unless and until the Borrower, the Agent, and the Additional Commitment Lender shall have executed and delivered an agreement substantially in the form of Exhibit B hereto (a "Commitment Increase Supplement"). Each Commitment Increase shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof.

            (b) In connection with any Commitment Increase to be provided hereunder, the Incremental Loan Commitment Requirements and any other conditions precedent agreed to by the Borrower that may be set forth in the applicable Commitment Increase Supplement shall have been satisfied (including, without limitation, the payment of any fees by the Borrower required in connection therewith, including, without limitation, any agreed upon up-front or arrangement fees owing to the Agent or the Arrangers), and the Borrower shall deliver to the Agent an opinion or opinions, in form and substance reasonably satisfactory to the Agent, from counsel to the Borrower reasonably satisfactory to the Agent (it being agreed that the counsel that deliver the legal opinions on the Closing Date shall be satisfactory to the Agent) and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Agent on the Closing Date pursuant to Section 7.1 as may be reasonably requested by the Agent, and such other matters as the Agent reasonably may request. The Agent shall promptly notify each Lender as to the effectiveness of each Commitment Increase (with each date of such effectiveness being referred to herein as a "Commitment Increase Date"), and at such time (i) the Total Commitment under, and for all purposes of, the Loan Agreement shall be increased by the aggregate amount of such Commitment Increases, (ii) Schedule A shall be deemed modified to reflect the revised Commitments of the affected Lenders, and (iii) to the extent requested by any Additional Commitment Lender, Notes will be issued at the Borrower's expense to such Additional Commitment Lender, to be in conformity with requirements of Section 3.5 (with appropriate modification) to the extent necessary to reflect the new Commitment of such Additional Commitment Lender.

            (c) In connection with any provision of Commitment Increases hereunder, the Lenders and the Borrower agree that, notwithstanding anything to the contrary in the Loan Agreement (i) the Borrower shall, in coordination with the Agent, (x) repay outstanding Advances of certain Lenders, and obtain Advances from certain other Lenders (including the Additional Commitment Lenders), or (y) take such other actions as reasonably may be required by the Agent (including by requiring new Advances to be obtained and added to then outstanding Advances, even though, as a result thereof, such new Advances (to the extent maintained as LIBOR Advances) may have a shorter Interest Period than the outstanding Advances), in each case to the extent necessary so that all of the Lenders effectively participate in each outstanding Advance pro rata on the basis of their Commitment Percentages (determined after giving effect to any increase in the Total Commitment pursuant to this Section 3.3), and (ii) the Borrower shall pay to the Lenders any costs of the type referred to in
      Section 3.5(p) in connection with any repayment and/or Advances required pursuant to preceding clause (i). Without limiting the Obligations of the Borrower provided for in this Section 3.3(c), the Agent and the Lenders agree that they will use their best efforts to attempt to minimize (to the extent possible pursuant to assignments of the Commitments among the existing Lenders and the Additional Commitment Lenders, or as otherwise may be feasible) the costs of the type referred to in Section 3.5(p) which the Borrower would otherwise occur in connection with the implementation of an increase in the Total Commitment.

      3.4 Term of Loan; Extension Right. The Loan shall be for a term (the "Initial Term") commencing on the Agreement Date and ending on March 25, 2005 (the "Initial Maturity Date"). At the election of the Borrower, the Initial Term may be extended to March 25, 2006 (the "Extended Maturity Date") upon satisfaction of the conditions set forth in Section 3.7.

      3.5   Interest Rate and Payment Terms.

            (a) Notes; Payment Terms, etc. All Advances made under the Loan shall be payable as to interest and principal in accordance with the provisions of this Loan Agreement and the Notes, in the form of Exhibit C hereto, duly executed by the Borrower in favor of each Lender. This Loan Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees. Subject to Section 12.2(h), all payments for the account of Lenders shall be applied to the respective accounts of the Lenders in accordance with each Lender's Commitment Percentage. The Agent will disburse such payments to the Lenders on the date of receipt thereof if received on a Business Day prior to 10:00 A.M. on such date and, if received later or on a day which is not a Business Day, on the next Business Day. Any and all interest rate selection and conversion provisions in this Loan Agreement are to be administered by the Agent and to be allocated on a pro rata basis to the Note held by each Lender based upon such Lender's Commitment Percentage.

            (b) Interest Rate. Principal amounts outstanding under the Loan shall bear interest at the following rates, at the Borrower's selection, subject to the conditions and limitations provided for in this Loan Agreement: (i) Variable Rate, or (ii) LIBOR Rate. Notwithstanding the foregoing, all Wet Funding Advances shall be Variable Rate Advances, unless and until converted to LIBOR Advances in accordance with the provisions of this Agreement.

            (c) Selection To Be Made. The Borrower shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives provided for in this Loan Agreement, by giving the Agent a Notice of Rate Selection (defined below): (i) on (if not later than 10:00 A.M.) or before the Drawdown Date, for an Advance that is to be a Variable Rate Advance,
(ii) at least three (3) Business Days prior to first day of the proposed Interest Period, for an Advance that is to be, or is to be converted to, a LIBOR Advance, or (iii) on (if not later than 10:00 A.M.) or before any Business Day on which the Borrower desires to convert an outstanding LIBOR Advance to a Variable Rate Advance.

            (d) Notice. In connection with a request for an Advance, or in order to convert the interest rate option applicable to an outstanding Advance to another interest rate option hereunder, the Borrower shall give to the Agent a "Notice of Rate Selection" which shall be a written notice in the form of Exhibit D hereto, given by telecopier, or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of the

Borrower which: (i) shall be irrevocable, except for a Notice of Rate Selection delivered in connection with an Advance Request for a Wet Funding Advance which is subject to the provisions of Section 4.1(a)(iii) below; (ii) is received by the Agent not later than 10:00 A.M. on a Business Day: (x) if a LIBOR Rate is selected, which is at least three (3) Business Days prior to the first day of, and specifying, the Interest Period(s) applicable thereto, and (y) if a Variable Rate is selected, which is on or before the first day of the Interest Period to which ________ it applies; and (iii) as to each selected interest rate option, sets forth the aggregate _____ principal amount(s) to which such interest rate option(s) shall apply.

            (e)      If No  Notice  or  LIBOR  Advance  Not  Available.  If  the
Borrower fails to select an interest rate option in accordance with the foregoing prior to an Advance, or at least three (3) Business Days prior to the last day of the Interest Period applicable to an outstanding LIBOR Advance, or if a LIBOR Advance is not available (i) any new Advance made shall be deemed to be a Variable Rate Advance, and (ii) on the last day of the applicable Interest Period all outstanding principal amounts of such LIBOR Advance shall be deemed converted to a Variable Rate Advance.

            (f) Telephonic Notice. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each case the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephonic Notice of Rate Selection.

            (g) Limits On Options. Each LIBOR Advance shall be in a minimum amount of $500,000. At no time shall there be outstanding a total of more than six (6) Interest Rate Periods in effect with respect to LIBOR Advances.

            (h)      Payment and Calculation of Interest.

                     (i) All accrued  interest  shall be: (x) payable in arrears on each Interest Payment Date applicable thereto, on the Maturity Date, and, with respect to LIBOR Advances, upon any repayment or prepayment thereof (on the amount prepaid); and (y) calculated on the basis of a 360 day year and the actual number of days elapsed. Each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Loan Agreement. Changes in the rate of interest resulting from the changes in the Prime Rate shall take place immediately without prior notice or demand of any kind. Interest at the LIBOR Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

                     (ii) If, for any reason, (x) the Borrower repays an Advance on the same day that it was made by the Lenders, or (y) the Borrower instructs the Agent not to make a previously requested Advance after the Lenders have reserved funds or made other arrangements necessary to enable such Lenders to fund that Advance, the Borrower agrees to pay, in addition to those amounts required pursuant to Section 3.5(p), to each Lender an administrative fee equal to one (1) day of interest on that Advance at the then effective Variable Rate. Administrative fees are due and payable in the same manner as interest is due and payable under this Loan Agreement.
            (i) Mandatory Principal Payments; Preapproved Bonds; Cash Collateral. The Borrower shall repay the Loan in the amounts and at the times provided for below (each a "Mandatory Principal Payment"):

                     (i) Subject to Section 5.3(b), in the event that at any time the outstanding principal balance of the Loan exceeds the Loan Availability (including because what theretofore had been a Borrowing Base Eligible Project Bond became an Ineligible Project
            Bond), the Borrower shall, within one (1) Business Day after demand, repay such excess amount in immediately available funds to the Agent, for the ratable benefit of the Lenders, so that the outstanding principal balance of the Loan is in compliance with the terms and provisions of Section 3.2(a). If, at such time as the Borrower shall be required to prepay the Loan pursuant to this subsection (i), no Default or Event of Default has occurred and is continuing (other than the Event of Default resulting from the Borrower's failure to have made the payment required by the first sentence of this subsection (i)), the Borrower may, in lieu of prepaying the Loan, either:

                             (1) deliver (x) to the Agent and the Lenders, within the one (1) Business Day period referred to above, a Preapproved Bond Eligibility Certificate with respect to a Preapproved Bond having a Collateral Value such that, after giving effect to such Collateral Value, the Borrower would be in compliance with the provisions of Section 3.2(a), and
                     (y) to the Custodian as Collateral, within three (3) Business Days after the Agent's demand referred to above, the original Preapproved Bond which is the subject of such Preapproved Bond Eligibility Certificate (either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) with a copy thereof simultaneously to the Agent; or

                             (2) deposit, within the one (1) Business Day period referred to above, cash into the Cash Collateral Account in the amount required by 3.5(i)(i).

                     (ii) In the event that, at any time, the outstanding principal balance of the Loan exceeds the Total Commitment, the Borrower shall, within one (1) Business Day of demand, repay such excess amount in immediately available funds to the Agent, for the ratable benefit of the Lenders, so that the outstanding principal balance of the Loan is in compliance with the terms and provisions hereof.

                     (iii)In connection with (and as a condition to) the release of the Lien in favor of the Agent on behalf of the Lenders on any Borrowing Base Eligible Project Bond in accordance with
            Section 5.5, the Borrower shall repay the Loan to the extent and in the amount such payment would be required pursuant to Section 3.5(i)(i) prior to the release of such Lien. If, at such time as the Borrower shall be required to prepay the Loan pursuant to this subsection, no Default or Event of Default has occurred and is continuing (other than the Event of Default resulting from the Borrower's failure to have made the payment required by the first sentence of this subsection(iii)), the Borrower may, in lieu of prepaying the Loan, either

                             (1) deliver (x) at such time to the Agent and the Lenders a Preapproved Bond Eligibility Certificate with respect to a Preapproved Bond with a sufficient Collateral Value such that, after giving effect to such Collateral Value, the Borrower would be in compliance with the provisions of Section 3.2(a), and (y) within three (3)
                     Business Days after the delivery of the foregoing Preapproved Bond Eligibility Certificate, to the Custodian, as Collateral, the original Preapproved Bond which is the subject of such Preapproved Bond Eligibility Certificate (either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) with a copy thereof simultaneously to the Agent; or

                             (2) deposit cash into the Cash Collateral Account in the amount that would be required by 3.5(i)(i).

                     (iv)In the event that either (x) the Borrower has failed to deliver to the Agent and the Custodian, as applicable (A) the documents, instruments and agreements referred to in clauses (b)(i),
            (b)(ii), and (b)(iii) of Section 4.1(c)(iii)(2) (the "Essential Required Collateral Documents") with respect to any Wet Funding Advance within three (3) Business Days from the date such Wet
            Funding Advance was made, and/or (B) the remaining Required Collateral Documents with respect to any Wet Funding Advance within fourteen (14) days from the date such Wet Funding Advance was made, or (y) all Required Collateral

            Documents have been delivered to the Agent and the Custodian, as applicable, including, without limitation, all outstanding Pre-Bond Closing Due Diligence Materials, and, upon examination by Agent and the Lenders, the Agent and the Lenders have determined that such Required Collateral Documents, including, without limitation, all outstanding Pre-Bond Closing Due Diligence Materials, are not in compliance with the requirements of this Agreement and/or that the representations and warranties set forth in the Funding Certification are not true and correct as to such Required Collateral Documents, then, in either case, the Wet Eligible Bond which was the subject of the Wet Funding Advance shall immediately become an Ineligible Project Bond, and the Borrower shall either:

                             (1) repay the amount of such Wet Funding Advance, to the extent and in the amount such repayment would be required pursuant to Section 3.5(i)(i), within one
                     (1) Business Day following demand, or

                             (2) if at such time no Default or Event of Default otherwise has occurred and is continuing (other than the Event of Default resulting from the Borrower's failure to comply with the provisions of subclause (1) above), either:

                                      (a)  deliver  (x) to  the  Agent  and  the
                             Lenders within the one (1) Business Day period referred to above, a Preapproved Bond Eligibility Certificate with respect to a Preapproved Bond having a Collateral Value such that, after giving effect to such Collateral Value, the Borrower would be in compliance with the provisions of Sections 3.2(a), and (y) to the Custodian, as Collateral, within three (3) Business Days of the Agent's demand referred to in clause (x), the original Preapproved Bond which is the subject of such Preapproved Bond Eligibility Certificate (either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) with a copy thereof simultaneously to the Agent; or

                                      (b)  deposit,  within the one (1) Business
                             Day period referred to above, cash into the Cash Collateral Account in the amount that would be required by 3.5(i)(i).

            Upon the Agent's written confirmation to the Borrower that the Borrower has satisfied the provisions of this subsection (iv), and provided no Event of Default has occurred and is continuing, the Agent's security interest in the Wet Eligible Bond shall be deemed released, and if the Wet Eligible Bond has been delivered to the Custodian, the Agent shall instruct the Custodian to immediately release such Wet Eligible Bond to the Borrower as provided for in Section 5.6

                     (v) As provided for in Section 3.5(k), below.

            (j) Prepayment. The Loan or any portion thereof may be prepaid in full or in part at any time by 2:00 p.m. on, with respect to Variable Rate Advances, the Business Day before, and, with respect to LIBOR Advances, the third Business Day before, the date of such payment, in either case without premium or penalty, subject to the make-whole and yield maintenance provisions set forth in Section 3.5(p). Any such partial prepayment shall be applied against outstanding Advances as the Borrower shall direct so long as there is not then existing any Default or Event of Default, and, during the existence of any Default or Event of Default, as the Requisite Lenders shall determine in their unrestricted discretion (provided, however, the Lenders agree not to prepay a LIBOR Advance prior to the end of an Interest Period if there are any outstanding Variable Rate Advances at such time).

            (k)      Maturity.  Upon acceleration of the Loan as provided for in
Section 10.3 below, or at the Maturity Date, all accrued and unpaid interest, principal and other fees and charges due with respect to the Loan shall be due and payable in full, and the principal balance and such other fees and charges, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

            (l) Method of Payment; Date of Credit. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds: (i) by direct charge to the Repayment Account, or (ii) by wire transfer to Agent. Payments shall be credited on the Business Day on which immediately available funds are received by no later than 1:00 P.M. Eastern Time; payments received after 1:00 P.M. Eastern Time shall be credited to the Loan on the next Business Day. All payments shall be applied first to the payment of all fees, expenses, and other amounts due to the Lenders (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal, provided, however, that after the occurrence and during the continuation of an Event of Default, payments will be applied to the Obligations as the Agent determines, subject to the provisions of Sections 12.2
(d) and 3.5 (j).

            (m) Billings. The Agent will submit billings reflecting payments due; however, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of the Agent to submit a billing nor any error in any such billing shall excuse the Borrower from the obligation to make full payment of all of the Borrower's payment obligations when due.

            (n) Default Rate; Termination of Pricing Options. The Agent shall have the option of imposing, and will, at the direction of the Requisite Lenders, impose, and the Borrower shall pay, upon billing therefor, an interest rate which is four percent (4%) per annum above the Variable Rate ("Default Rate"): (a) following any Event of Default, unless and until the Event of Default is waived by the Agent (with any required Lenders' approval) or cured (if such cure is permitted hereunder), and (b) after the Maturity Date. So long as an Event of Default has occurred and is continuing, the Borrower shall have no right to select LIBOR Advances.

            (o) Late Charges. The Borrower shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any payment of principal, other than principal due at the Maturity Date, interest, or both, which is not paid within ten (10) days of the due date thereof. Late
Charges: (a) are payable in addition to, and not in limitation of, the Default Rate, (b) are intended to compensate the Lenders for administrative and processing costs incident to late payments, (c) are not interest, and (d) shall not be subject to refund or rebate or credited against any other amount due.

            (p) Prepayment; Make-Whole; Yield Maintenance. The Borrower may prepay a LIBOR Advance only upon at least three (3) Business days prior written notice to the Agent (which notice shall be irrevocable). The Borrower shall pay to the Agent, for the ratable benefit of the Lenders, upon request of Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of Agent) to compensate any Lender for any loss, cost, or expense incurred as a result of: (i) any payment or prepayment, under any circumstances whatsoever, whether voluntary or involuntary, of all or any portion of a LIBOR Advance (including, without limitation, any Mandatory Principal Payments) on a date other than the last day of the Interest Period for such LIBOR Advance; (ii) the conversion, for any reason whatsoever, whether voluntary or involuntary
(including, without limitation, as a result of the acceleration of the Obligations), of any LIBOR Advance, to a Variable Rate Advance on a date other than the last day of the applicable Interest Period; (iii) any failure by the Borrower to borrow a LIBOR Advance on the date specified by the Borrower's written notice; (iv) any failure by the Borrower to pay a LIBOR Advance on the date for payment specified in the Borrower's written notice. Without duplication of the foregoing, the Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a "Yield Maintenance Fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to a applicable Interest Period as to which the prepayment is made, shall be subtracted from the LIBOR Rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Interest Period as to which the prepayment is made. Said amount shall be reduced to Present Value calculated by using the above-referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Interest Period as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to the Agent, for the ratable benefit of the Lenders, upon prepayment of a LIBOR Advance.

      3.6   Loan Fees.

            (a) Commitment Fees. The Borrower shall pay a commitment fee as agreed to between the Borrower and the Agent, for the benefit of the Lenders, as provided for in a certain fee letter dated as of the Closing Date. The commitment fee shall be deemed to be fully earned as of the Agreement Date, and the Borrower shall not be entitled to any credit, rebate or repayment of the commitment fee notwithstanding any termination of this Loan Agreement or suspension or termination of any Lender's obligation to make Advances hereunder.

            (b) Agent's Fees. Borrower shall pay to the Agent for its own account an administrative fee as agreed to between the Borrower and the Agent as provided for in a certain fee letter by and between the Borrower and the Agent dated as of the Closing Date and such other fees as may be agreed to in writing by the Agent and the Borrower, as and when same become due.

            (c) Unused Fee. The Borrower shall pay a facility fee to the Agent on behalf of the Lenders on the average daily unborrowed portion of the Loan from the Closing Date to the earlier to occur either of (x) the termination of the Commitments (whether pursuant to the request of the Borrower or pursuant to the terms and conditions of this Agreement), or (y) the Maturity Date (the "Unused Fee"), calculated as set forth below. The Unused Fee shall be payable in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof and on the Maturity Date (or earlier acceleration of the Loan), and shall be calculated by multiplying the average daily unborrowed portion of the Loan for such immediately preceding calendar quarter or portion thereof by 0.125% percent per annum (based on 360 day years), and multiplying that product by a fraction, the numerator of which is the number of days during such calendar quarter or portion thereof that the Loan remained outstanding, and the denominator of which is the number of days during such calendar quarter or portion thereof. The Borrower shall not be entitled to any credit, rebate or repayment of any earned portion of the Unused Fee notwithstanding any termination of this Loan Agreement or suspension or termination of any Lender's obligation to make Advances hereunder.

            (d) Extension Fee. An additional fee of one quarter of one percent (0.25%) of the then Total Commitment shall be payable to the Agent on behalf of the Lenders in connection with the Borrower's exercise of its extension right, and as a condition precedent to the effectiveness thereof, as provided in Section 3.7(a)(iv).

      3.7   Loan Extension.

            (a) Initial Maturity Date. Upon satisfaction of each of the following conditions, to the Agent's satisfaction, the Borrower may elect to extend the Loan until the Extended Maturity Date:

                     (i) No Default. No Default or Event of Default shall then exist;

                     (ii) Notice From Borrower. The Borrower shall have given the Agent and each of the Lenders written notice of the Borrower's request to exercise its extension right at least sixty (60) days, but no more than ninety
(90) days, before the Initial Maturity Date (an "Extension Request") together with the certificate required by subsection (iii) below;

                     (iii) Conditions Satisfied. All of the conditions set forth in Sections 7.1(e),  7.1(m),  7.2(a),  7.2(e),  7.2(g),  and 7.2(h) of this Loan
Agreement, to the extent applicable, shall continue to be satisfied, and the Agent shall have received an updated certificate from an Authorized Representative conforming to the requirements of Section 7.1(h);

                     (iv)  Extension  Fee.  The  extension  fee  referred  to in
Section 3.6(d) shall have been paid at least five (5) days prior to the Initial Maturity Date;

                     (v) Additional Documents. The Borrower shall have executed and delivered to the Agent such agreements and documents as the Agent may reasonably require incident to the extension; and

                     (vi) Before End of Term. Each of the foregoing conditions are satisfied not later than, and on, the Initial Maturity Date.

            (b) Within fifteen (15) days following receipt by the Agent and each of the Lenders of the Borrower's Extension Request accompanied by the certificate required by subsection (a)(iii) above, the Agent shall notify the Borrower in writing if all of the conditions precedent to the extension, other than payment of the extension fee, have been satisfied, or if further information or certificates are required. If the Agent determines that the conditions to extension have been satisfied, other than payment of the extension fee, the Agent shall so notify the Borrower and upon the Agent's receipt of the extension fee not later than five (5) days prior to the Initial Maturity Date, so long as no Default then exists and is continuing, the Maturity Date shall be extended until the Extended Maturity Date. If the Agent does not notify the Borrower within fifteen
      (15) days following receipt by the Agent and each of the Lenders of such Extension Request that the Agent and the Lenders have approved the Extension Request, the Extension Request shall be deemed to have been denied by the Agent and the Lenders.

      3.8   Additional Provisions Related to Interest Rate Selection.

            (a) Increased Costs. If, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of LIBOR Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law), there shall be an increase in the cost to any Lender of agreeing to make or making, funding or maintaining LIBOR Advances, including, without limitation, changes which affect or would affect the amount of capital or reserves required or expected to be maintained by any Lender with respect to all or any portion of the Loan (other than any change by way of imposition or increase of reserve requirements already referenced in the definition of LIBOR
Rate), or any corporation controlling any Lender, on account thereof, then Borrower from time to time shall, upon written demand by Agent, pay such additional amounts as are sufficient to indemnify any Lender against the increased cost. A certificate as to the amount of the increased cost and the reason therefor submitted to Borrower by Agent, in the absence of manifest error, shall be conclusive and binding for all purposes. Any Lender entitled to payment pursuant to this clause (a) shall use reasonable efforts to designate a different lending office, to the extent such designation could reduce or eliminate such payment with no additional cost or expense to such Lender.

            (b) Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for any Lender to make or maintain LIBOR Advances or to continue to fund or maintain LIBOR Advances then, on written notice thereof and demand by Agent to Borrower, (i) the obligation of Agent to make LIBOR Advances and to convert or continue any Advance as LIBOR Advances shall terminate, and (ii) all principal outstanding under this Agreement automatically shall be converted into Variable Rate Advances.

            (c) Additional LIBOR Conditions. The maintenance of any Advance at the effective LIBOR Rate shall be subject to the following additional terms and conditions:

                     (i) Availability. If, before or after Borrower has selected to take or maintain a LIBOR Advance, Agent notifies Borrower that

                             (1) dollar deposits in the amount and for the maturity requested are not available to any Lender in the London interbank market at the rate specified in the definition of LIBOR Rate set forth above, or

                             (2) reasonable means do not exist for any Lender to determine the LIBOR Rate for the amounts and maturity requested,

            then the principal which would have been a LIBOR Advance shall be a Variable Rate Advance.

                     (ii) Payments Net of Taxes. All payments and prepayments of principal and interest under this Agreement shall be made net of any taxes and costs resulting from having principal outstanding at, or computed with reference to, a LIBOR Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are taxes, or the withholding of amounts for taxes, of any nature whatsoever including income, excise, interest equalization taxes (other than taxes to the extent based on net income) as well as all levies, imposts, duties or fees whether now in existence or as the result of a change in or promulgation of any treaty, statute, regulation, or interpretation thereof or any directive, guideline or otherwise by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or the time of payment of, such taxes and other amounts resulting therefrom. If any Lender receives a refund in respect of any amounts paid by the Borrower pursuant to this Section 3.8(c)(ii), which refund, in the good faith judgment of such Lender, is allocable to such payment, it shall promptly notify the Borrower of such refund and shall promptly pay such refund to the Borrower.

            (d) Variable Rate Advances. Each Variable Rate Advance shall continue as a Variable Rate Advance until the Maturity Date, unless sooner converted, in whole or in part, to a LIBOR Advance, subject to the limitations and conditions set forth in this Loan Agreement.

            (e) Conversion of Other Advances. At the end of each applicable Interest Period, the applicable LIBOR Advance shall be converted to a Variable Rate Advance unless Borrower selects another option in accordance with the provisions of this Loan Agreement.

SECTION 4.  ADVANCES.

      4.1 Procedures. Subject to the Borrower's compliance with all other terms and conditions of this Loan Agreement and the following provisions, Lenders agree to make Advances to Borrower as follows:

            (a)      Advance Requests; Certifications.

                     (i) (x) At least ten (10) Business Days before any Drawdown
            Date for an Advance which either (A) is a Borrowing Base Acquisition Advance, or (B) is an

            Increased Collateral Value Advance, or (y) at the time a Notice of Rate Selection is delivered to the Agent in connection with an Advance which is an Existing Collateral Advance, the Borrower shall submit to the Agent its request for an Advance to acquire a Project Bond, which request shall be in the form attached hereto as Exhibit E (an "Advance Request"). Each such Advance Request shall specify:
            (A) the amount of the Advance requested, (B) whether the Advance is (or is a combination of) (w) an Existing Collateral Advance, (x) a Borrowing Base Acquisition Advance, (y) a Wet Funding Advance, or
            (z) an Increased Collateral Value Advance; (C) the proposed Drawdown Date and the proposed Bond Purchase Closing Date, if such Advance is a Borrowing Base Acquisition Advance, and (D) the aggregate outstanding principal balance of the Loan prior to giving effect to such Advance, and shall be accompanied by a Borrowing Base Certificate in the form attached hereto as Exhibit F (a "Borrowing Base Certificate") which shall set forth the calculations evidencing the Loan Availability as of the requested Drawdown Date, provided, however, (x) if such Advance is an Existing Collateral Advance, such calculation shall not reflect the inclusion of the Project Bond to be acquired in the calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds, and (y) if such Advance is a Borrowing Base Acquisition Advance or Increased Collateral Value Advance, such calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds shall give effect to either and/or both, as applicable, (i) the inclusion of such Eligible Project Bond as a Borrowing Base Eligible Project Bond, and/or (ii) the increased Collateral Value sought to be attributed to a Borrowing Base Eligible Project Bond on account of the same having become an Eligible Unenhanced Lease-Up Bond or an Eligible Seasoned Bond.

                     (ii) Each Advance Request shall also contain the Borrower's certification to the Agent and the Lenders (the "Preliminary Certification") pursuant to which the Borrower shall certify, warrant and represent to the Agent and the Lenders as follows:

                             (1)      If  the   requested   Advance   is  for  a
                     Borrowing Base Acquisition Advance:

                                      (a)   That    accompanying   the   Advance
                             Request is a true and accurate copy of the package prepared by the Borrower for submission to its investment committee or similar body having the authority to approve the Borrower's purchase of the subject Project Bond;

                                      (b)   That   accompanying    the   Advance
                             Request are the

                             Due Diligence Materials or the Pre-Bond Closing Due Diligence Materials (specifically identifying those Pre-Bond Closing Due Diligence Materials which are not yet available), as applicable;

                                      (c)   That the Project  complies  (or will
                             comply upon completion) with the Minimum Project Parameters (which certification, if not supported by the Due Diligence Materials or the Pre-Bond Closing Due Diligence Materials provided, shall be supported by such documentation as shall be reasonably necessary to evidence such compliance); and

                             (2) If the requested Advance is for an Increased Collateral Value Advance, that the subject Borrowing Base Eligible Project Bond became an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond
                     (which certification shall be supported by such documentation as shall be reasonably necessary to confirm the same).

                             (3)      For all Advances:

                                      (a)   That the  Borrower is in  compliance
                             with, and is not currently in breach of any of, its covenants contained in this Loan Agreement, and that the conditions for the making of the requested Advance set forth in Section 7.2 have been or will, prior to the Drawdown Date, be satisfied; and

                                      (b)   That   each    representation    and
                             warranty which is made herein or in any of the Loan Documents is then true and complete as of and as if made on the date of such Advance Request (except to the extent (x) of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or (y) that such representations and warranties relate expressly to an earlier date, and except for representations and warranties which the Agent was notified were not true and correct prior to a request for an Advance which was nonetheless made), both with and without giving effect to the Advance and the Borrower's use of the proceeds thereof.

                     (iii) Each request for an Advance hereunder shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Advance requested on the proposed Drawdown Date. Notwithstanding the foregoing, with respect to Wet Funding Advances only, the Borrower shall have no obligation to accept a Wet Funding Advance on the proposed Drawdown Date so long as the Borrower has first notified the Agent in writing within two (2) Business Days prior to the proposed Drawdown Date, that either (x) the Borrower has elected not to purchase the Project Bond which was the subject of such Wet Funding Advance thereby revoking such Advance Request, or (y) the Borrower has elected to extend the proposed Drawdown Date of the Wet Funding Advance to a later date specified in such notice, which shall become the Drawdown Date for such Advance, provided, however, and without limiting the provisions of Section 9.16, upon the occurrence of either of the events described in clauses (x) and (y), the Borrower shall promptly reimburse the Agent and the Lenders for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Agent's and Lenders' review of the Pre-Bond Closing Due Diligence Materials for such Project Bond.

            (b) Approval or Denial by the Agent and Lenders. In connection with any Advance Request that is for a Borrowing Base Acquisition Advance or Collateral Value Increase Advance, by 5:00 PM on the tenth (10th) Business Day following receipt by the Agent and each of the Lenders of the Preliminary Certification, the Agent shall provide the Borrower with an Approval Notice or a Denial Notice.

            (c)      Funding by Agent and Lenders.

                     (i) Existing Collateral Advances. Promptly following receipt of the Advance Request and Preliminary Certification with respect to an Advance which is an Existing Collateral Advance (if received by 12:00 Noon on the requested Drawdown Date, and if received later, on the next Business Day), the Agent shall disburse the proceeds of the Advance (to the extent funded by the Lenders as provided in this Loan Agreement) on the Borrower's behalf in accordance with the Borrower's written instructions;

                     (ii) Borrowing Base Acquisition Advances; Increased Collateral Value Advances. Notwithstanding that the Agent may have issued an Approval Notice, the Agent and the Lenders shall have no obligation to fund any Borrowing Base Acquisition Advance, or any Increased Collateral Value Advance, unless and until the Borrower shall have provided the Agent with a date down certification, dated as of the applicable Drawdown Date, in favor of the Agent and the Lenders as to the following matters (which certification shall be in the form attached hereto as Exhibit G, the "Funding Certification"):

                             (1)      If  the   requested   Advance   is  for  a
                     Borrowing Base Acquisition  Advance:

                                      (a)   there has been no material change to
                             the Due Diligence Materials or the Pre-Bond Closing Due Diligence Materials, as applicable, provided to the Agent and the Lenders; and

                                      (b)   the  Borrower  shall  have  attached
                             copies of the minutes of the Borrower's investment committee or similar body having the authority to approve the Borrower's purchase of the subject
                             Project Bond evidencing the approval of the purchase of the subject Project Bond; and

                                      (c)   the  Borrower  shall have  confirmed
                             that  the   Borrower   shall  cause  the   Required
                             Collateral Documents to be delivered to the Agent and the Custodian, as applicable, in accordance with the provisions of Section 4.1(c)(iii)(2), and that the delay in delivering the applicable Required Collateral Documents to the Agent and the Custodian immediately is solely to provide the Borrower and Borrower's counsel with sufficient time to assemble in an orderly fashion for delivery to the Agent and the Custodian the applicable Required Collateral Documents; and

                                      (d)   the Borrower  shall have  attached a
                             fully completed Escrow Letter executed by the Escrow Agent with respect to such Project Bond; and

                                      (e)   if required  under clause  (i)(v) of
                             the definition of "Minimum Project Parameters," the Borrower shall have attached a fully completed and duly executed Bond Transfer Agreement.

                             (2)      For  both   Borrowing   Base   Acquisition
                     Advances and Increased Collateral Value Advances:

                                      (a)   All of the  representations  made by
                             the  Borrower  in  the  Preliminary   Certification
                             remain true and accurate; and

                                      (b)   The  preconditions  to such  Advance
                             set  forth  in  Section   7.2   hereof   have  been
                             satisfied.

                     (iii)   Promptly   following   receipt   of   the   Funding
            Certification (if received by 12:00 Noon on the requested Drawdown Date, and if received later, on the next Business Day):

                             (1) if the Advance is an Increased Collateral Value Advance, the Agent shall disburse the proceeds of the Advance (to the extent funded by the Lenders as provided in this Loan Agreement) on the Borrower's behalf in accordance with the Borrower's written instructions; and

                             (2) if the Advance is a Borrowing Base Acquisition Advance, the Agent shall fund the Advance (to the extent funded by the Lenders as provided in this Loan
                     Agreement) into the Bond Purchase Account, pending the Agent's written confirmation that the Purchase Funding Conditions have been satisfied. As used herein, the "Purchase Funding Conditions" shall mean that (x) the Borrower shall have deposited to the Bond Purchase Account, in immediately available funds, an amount at least sufficient, together with the proceeds of the Advance made by the Lenders hereunder, to cover the purchase price and all related costs and expenses, for the purchase of the subject Eligible Project Bond at the Bond Purchase Closing, and (y) the Agent shall have received a fully executed copy of the Escrow Agent's Trust Receipt confirming that the following documents, certificates and agreements are available for delivery to the Agent (or have been delivered to the Agent) or the Custodian, as applicable, and are not subject to any conditions for the release thereof to the Agent or the Custodian, as applicable, other than the payment of the purchase price for the applicable Eligible Project Bond (the "Required Collateral Documents"):

                                      (a)   Any   documents,    agreements   and
                             materials as the Agent may have reasonably required to resolve issues or clarify concerns arising from the Agent's or any Lender's review of the Due Diligence Materials or Pre-Bond Closing Due Diligence Materials, as the case may be, shall have been delivered to the Agent and the Lenders;

                                      (b)   That the Escrow  Agent will  deliver
                             within three (3) Business Days of the requested Drawdown Date of the following:

                                      (i)   to  the   Custodian,   the  original
                                      subject Eligible Project Bond,  registered
                                      in   the   name   of  the   Custodian   or
                                      accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration, with a copy thereof to the Agent;

                                      (ii)  to the  Agent,  for  all  applicable
                                      Projects,  a copy of the Project Letter of
                                      Credit with the beneficiary  thereof being
                                      the  Trustee   under  the   subject   Bond
                                      Documents or the Custodian; and

                                      (iii) to  the   Agent,  a  fully  executed
                                      Servicer's Notification, to be in the form of Exhibit H annexed hereto.

                                      (c)   That the Escrow  Agent will  deliver
                             to the Agent within fourteen (14) days of the requested Drawdown Date of the following:

                                      (i)   true  and  accurate  copies  of  the
                                      executed  Bond  Documents  for the subject
                                      Project     set    forth    in    Schedule
                                      4.1(c)(iii)(2)(c); and

                                      (ii) copies of any Due Diligence Materials
                                      or   Pre-Bond    Closing   Due   Diligence
                                      Materials,  as the case  may be,  to which
                                      there  have  been  material  changes,   as
                                      certified  by the  Borrower in the Funding
                                      Certification and approved by the Agent and the Lenders.

                     (iv) If the  Borrower  fails to deliver  (x) the  Essential
            Required Collateral Documents to the Agent or Custodian, as applicable, within three (3) Business Days after the date of the requested Drawdown Date, and (y) the remaining Required Collateral Documents to the Agent within fourteen (14) days from the date of such requested Drawdown Date, the Borrower shall comply with the provisions of Section 3.5(i)(iv).

      4.2 Wet Funding Advances. Notwithstanding the Borrower's inability to deliver all of the Pre-Bond Closing Due Diligence Materials set forth on Exhibit V when required pursuant to Section 4.1(a)(ii) and 4.1(c)(iii), the Agent and the Lenders agree to disburse the proceeds of any Borrowing Base Acquisition Advance (a "Wet Funding Advance") in order to enable the Borrower to acquire a Wet Eligible Bond, subject to the following terms and conditions:

            (a) The Borrower shall have provided the Agent with written disbursement instructions for such Wet Funding Advance;

            (b) The aggregate Collateral Value attributable at any time to Wet Eligible Bonds shall not exceed the limit set forth in the applicable proviso in the definition of "Collateral Value;" and

            (c) In addition to the Funding Certification, the Borrower shall have provided the Agent with a certification in the form of Exhibit I, annexed hereto (a "Wet Funding Certification"), certifying:

                     (i)     that  the   Borrower   has   obtained  all  of  the
            outstanding  Pre-Bond  Closing Due Diligence  Materials set forth on
            Schedule 1 to the Wet Funding Certification and such matters are in form and substance satisfactory to the Borrower and comply with the requirements of this Agreement;

                     (ii) except for the matters set forth on such Schedule 1, the Borrower has delivered to the Agent all other Pre-Bond Closing Due Diligence Materials;

                     (iii) that the delay in delivering the Required Collateral Documents to the Agent and the Lenders is solely to provide the Borrower and Borrower's counsel with sufficient time to assemble in an orderly fashion for delivery to the Agent and the Lenders, the Required Collateral Documents;

                     (iv) that, (x) the Essential Required Collateral Documents shall be delivered to the Agent or Custodian, as applicable, within three (3) Business Days from the date of such Wet Funding Advance, and (y) the remaining Required Collateral Documents (including, without limitation, the outstanding Pre-Bond Closing Due Diligence Materials identified on Schedule 1 to the Wet Funding Certification) shall be delivered to the Agent within fourteen (14) days from the date of such Wet Funding Advance, and that, if applicable, the Borrower shall comply with the provisions of Section 3.5(i)(iv).

      4.3 Other Conditions. All conditions to closing and funding of the Advance as set forth in Section 7 hereof, must be satisfied as a precondition to the obligation of Lenders to make any particular Advance.

SECTION 5.  SECURITY FOR THE OBLIGATIONS.

      5.1   Grant  of  Security  Interest.  To  secure  the  Borrower's  prompt, punctual, and faithful performance of all and each of the Borrower's Obligations, the Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing first priority lien on and security interest in and to, and pledges, assigns, transfers, and delivers to the Agent, for the benefit of the Lenders, all right, title, and interest of the Borrower in, to, and under, the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of, the following (all of which, together with any other property in which the Agent, for the ratable benefit of the Lenders, may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"):

            (a) All Eligible Project Bonds which from time to time are pledged or delivered by the Borrower to the Agent or to the Custodian, for the benefit of Agent for the benefit of the Lenders ("Pledged Bonds"), including all principal and interest collections thereon and all other payments or distributions in respect thereof and all related Bond Assets;

            (b) With respect to any Pledged Bond, any bond which is owned by the Borrower and which is secured by a subordinate or pari passu Lien on the associated Approved Project;

            (c) The Bond Purchase Account, the Repayment Account, the Cash Collateral Account, all accounts maintained by the Custodian for payments in respect of Pledged Bonds, and all Cash Collateral, monies, funds, investment property and other property from time to time deposited therein or credited thereto;

            (d) All escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrower relating to the Collateral;

            (e) All Hedging Agreements, including all rights to payment arising under such Hedging Agreements;

            (f) All cash and non-cash proceeds of the Collateral, including all dividends, rents, profits, distributions, proceeds of insurance policies, surety bonds, letters of credit (including all letter-of-credit-rights), guaranties, indemnities, warranties, and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral; and

            (g) Any and all products and Proceeds of any of the foregoing, together with whatever is receivable or received when the Collateral or Proceeds of Collateral are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds of Collateral.

      5.2 Authenticated Record. This Agreement constitutes an authenticated record, which authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the security interests created by this Loan Agreement and the other Loan Documents.

      5.3   Collection and Servicing Rights.

            (a) Although this Loan Agreement constitutes a present, current and absolute security interest in all of the Borrower's right, title and interest in and to the Collateral, so long as no Event of Default then exists, the Borrower, or the Servicer on Borrower's behalf, shall have the right under a limited license granted hereby, and Agent hereby grants to Borrower or the Servicer on Borrower's behalf, a limited license to service, the Pledged Bonds. All payments and proceeds on or in respect of Pledged Bonds shall be paid directly by the applicable Trustees or other Person making such payment to the Custodian, for distribution as provided in the Custodial Agreement and as provided herein. Upon the occurrence and during the continuation of any Event of Default, the foregoing license shall immediately be of no further force or effect, and until such time that such Event of Default is cured or waived upon which such license shall be reinstated, the Agent may direct the servicing of the Pledged Bonds, any and all sums payable to the registered owner of the Pledged Bonds shall be held in trust for the benefit of the Agent, for the ratable benefit of the Lenders, by the Custodian and applied to the Obligations as directed by the Agent in accordance with the applicable provisions of this Agreement. Nothing in this Section 5.3(a) is intended to or shall limit the rights and remedies of the Agent and the Lenders upon and during the continuation of an Event of Default as provided elsewhere in this Agreement or under applicable law.

            (b) So long as no Event of Default then exists, (i) all regularly scheduled installments of principal and interest received by the Custodian in respect of any Pledged Bonds shall be paid by the Custodian directly to the Borrower, and (ii) all other payments received by the Custodian in respect of any Pledged Bonds shall be paid by the Custodian to the Repayment Account. By 3:00 p.m. on any Business Day on which the Agent receives immediately available funds from the Custodian in the Reimbursement Account (if so disbursed by 12:00 noon on such Business Day, and otherwise by 12:00 noon on the next Business Day), the Agent will notify the Borrower and the other Lenders of such receipt and as to the Agent's calculation of the then Collateral Value of the Borrowing Base Eligible Project Bonds (after giving effect to such payment and to any release of Pledged Bonds required as a result thereof). If the Loan Availability is then exceeded, then, notwithstanding Section 3.5(i)(i), the Agent shall (x) apply amounts in the

      Repayment Account to the outstanding principal balance of the Loan in an amount equal to such excess, and (y) transfer any amounts thereafter remaining in the Repayment Account to the Operating Account. If the Loan Availability is not then exceeded, the Agent shall transfer the amounts received in the Repayment Account to the Operating Agreement.

            (c) Without limiting the provisions of the second (2nd) sentence of clause (a) above, or any other rights and remedies of the Agent and the Lenders hereunder and under applicable law, upon the occurrence and during the continuation of an Event of Default, at and subject to the direction of the Agent (following any necessary approvals of or directions from the Required Lenders or all of the Lenders, as may be applicable) the Custodian, as agent for the Agent and the Lenders, shall be entitled to collect all sums payable to the Borrower in respect of the Pledged Bonds (including, without limitation, the Bond Assets) and exercise all of the rights of the Borrower under all applicable Bond Documents and all of the Agent's rights and remedies as a secured creditor under the Collateral, and in such case (1) the Agent may cause the Pledged Bonds to be registered in its own name or in the name of its designee, and may, or its designee in its discretion may, in its own name, in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but Agent has no obligation to do so,
      (2) all amounts received by or for the benefit or account of the Borrower, shall be deemed received in trust for the Lenders, and upon receipt promptly shall be turned over to the Agent (for the benefit of the Lenders) with any necessary endorsements, and (3) all amounts so received and collected by Agent will be held by it as part of the Collateral or applied to the Obligations.

      5.4 Return of Collateral upon Termination of Commitment. If (a) the Total Commitment has expired or been terminated, and (b) no Advances, interest or other Obligations are outstanding and unpaid, Agent will promptly release its security interest pursuant to an instrument or instruments reasonably acceptable to the Borrower, and will deliver all Collateral in its possession, or in the possession of the Custodian, to Borrower at Borrower's expense. Borrower's acknowledgment or receipt for any Collateral released or delivered to Borrower under any provision of this Loan Agreement is a complete and full acquittance for the Collateral so returned, and Agent is discharged from any liability or responsibility for that Collateral.

      5.5 Removal of Eligible Project Bond as a Borrowing Base Eligible Project Bond by Borrower. From time to time during the term of this Loan Agreement following (i) Borrower's written request ("Collateral Release Request") that a Borrowing Base Eligible Project Bond be released from the Lien held by the Agent (which Collateral Release Request shall, among other things, specify the manner in which the Borrower intends to satisfy the Release Condition set forth in clause (a), below, if applicable), and (ii) satisfaction of the Release Conditions (defined below), the Agent shall release such Borrowing Base Eligible Project Bond from the Lien held by the Agent. The "Release Conditions" are the following:

            (a) The Borrower shall either (x) to the extent a Mandatory Principal Payment would be required by Section 3.5(i)(iii), make a Mandatory Principal Payment or provide a replacement Preapproved Bond, as provided for therein, and/or (y) simultaneously substitute for the subject Borrowing Base Eligible Project Bond a replacement Borrowing Base Eligible Project Bond in accordance with the provisions of Section 5.7 hereof, provided, however, after giving effect to such Mandatory Principal Payment and/or the inclusion of such replacement Borrowing Base Eligible Project Bond for purposes of calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds, the provisions of Section 3.2(a) and (b) shall not be violated.

            (b) No Event of Default shall exist under this Loan Agreement (including, without limitation, the provisions of Section 3.2(b)) or the other Loan Documents at the time of the Collateral Release Request or at the time of (and after giving effect to) any such release, except for an Event of Default which would be cured by the giving effect to such release.

            (c) All representations and warranties contained herein or in the other Loan Documents shall be true and correct as of the time of any such release (except to the extent (x) of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or
      (y) that such representations and warranties relate expressly to an earlier date, and except for representations and warranties which the Agent was notified were not true and correct prior to a request for an Advance which was nonetheless made, or (z) representations or warranties relating to the Borrowing Base Eligible Project Bond proposed to be released).

            (d) The Borrower shall pay or reimburse the Agent for all reasonable legal fees and expenses and other reasonable costs and expenses incurred by Agent in connection with the release.

      The Agent shall notify the Borrower within three (3) Business Days from the date of the Collateral Release Request if the Collateral Release Request meets all of the Release Conditions (subject to the payment or substitution required pursuant to clause (a), above, as specified in the Collateral Release Request). If all of the Release Conditions have not been met, the Agent shall include a description of which Release Conditions have not been satisfied. If the Agent notifies the Borrower that Release Conditions have not been satisfied, such Borrowing Base Eligible Project Bond shall (to the extent the applicable conditions for eligibility as an Eligible Project

Bond continue to be met) remain a Borrowing Base Eligible Project Bond hereunder and shall be included within the Collateral.

      5.6 Release of Ineligible Project Bonds. At the request of the Borrower from time to time while no Event of Default has occurred and is continuing, the Agent shall direct the Custodian, at the Borrower's sole cost and expense, to return to the Borrower any Ineligible Project Bond then being held as Collateral hereunder, and the Agent otherwise shall take steps, at the Borrower's sole cost and expense, to release the Lien therein and in all related Collateral granted by the Borrower to the Agent hereunder.

      5.7 Additional Borrowing Base Eligible Project Bonds. From time to time during the term of this Loan Agreement following Borrower's written request ("Additional Collateral Request"), compliance with the provisions of this
Section 5.7 and compliance with the requirements set forth in Section 4.1(a) and 4.1(b), the Lenders shall authorize the Agent to accept one or more Eligible
Project Bonds as Borrowing Base Eligible Project Bonds (as identified by the Borrower in its written request) to be held by the Agent as Collateral or to increase the Collateral Value attributed to one or more existing Borrowing Base Eligible Project Bonds because such Borrowing Base Eligible Project Bond(s) became Eligible Seasoned Bond(s) or Eligible Unenhanced Lease-Up Bond(s). The Lenders shall agree to the acceptance of an Eligible Project Bond as an additional Borrowing Base Eligible Project Bond or to increase the Collateral Value attributed to one or more existing Borrowing Base Eligible Project Bonds because such Borrowing Base Eligible Project Bond(s) became Eligible Seasoned Bond(s) or Eligible Unenhanced Lease-Up Bond(s) only upon the satisfaction of the following conditions, in a manner reasonably acceptable to the Agent and the
Lenders:

            (a) No Default by Borrower shall exist under this Agreement or the other Loan Documents at the time of (x) any such Eligible Project Bond becoming a Borrowing Base Eligible Project Bond or (y) the increase in the Collateral Value attributed to any existing Borrowing Base Eligible Project Bond because such Borrowing Base Eligible Project Bond became an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond, except for any Default which is cured or remedied by such Eligible Project Bond becoming a Borrowing Base Eligible Project Bond or by increasing the Collateral Value attributed to such existing Borrowing Base Eligible Project Bond.

            (b) No Event of Default shall exist under this Agreement or the other Loan Documents at the time of (x) the Additional Collateral Request,
      (y) any such Eligible Project Bond becoming a Borrowing Base Eligible Project Bond, or (z) the increase in the Collateral Value attributed to any existing Borrowing Base Eligible Project Bond because such Borrowing Base Eligible Project Bond became an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond, except for any Event of Default which is cured or remedied by such Borrowing Base Eligible Project Bond becoming a Borrowing

      Base  Eligible   Project  Bond  or  by  increasing  the  Collateral  Value
      attributed to such existing Borrowing Base Eligible Project Bond.

            (c) All representations and warranties contained herein or in the other Loan Documents shall be true and correct as of the time of any such Eligible Project Bond becoming a Borrowing Base Eligible Project Bond (except to the extent (x) of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or (y) that such representations and warranties relate expressly to an earlier date, and except for representations and warranties which the Agent was notified were not true and correct prior to a request for an Advance which was nonetheless made).

            (d) The original Eligible Project Bond shall have been delivered to the Custodian either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration, with a copy thereof sent simultaneously to the Agent.

            (e) The Borrower shall pay or reimburse the Agent and the Lenders for all reasonable legal fees and expenses and other costs and expenses incurred by Agent and the Lenders in connection with the Additional Collateral Request.

            (f) Prior to the approval of the Additional Collateral Request, the Borrower and the subject Borrowing Base Eligible Project Bond shall have satisfied all applicable conditions precedent set forth in Sections 7.1(e), 7.1(m), 7.2(a), 7.2(e), 7.2(g), and 7.2(h) and, with respect to the request for an increase in the Collateral Value to be attributed to any existing Borrowing Base Eligible Project Bond, the Borrower shall have provided the Agent and the Lenders with such documents, instruments, and agreements as the Agent and the Lenders shall reasonably require in order to confirm that such Borrowing Base Eligible Project Bond has become an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond.

      The Agent shall notify the Borrower within ten (10) Business Days from the date of the Additional Collateral Request if either (x) such proposed Eligible Project Bond satisfies the conditions of this Loan Agreement and will be accepted as a Borrowing Base Eligible Project Bond, or (y) any existing Borrowing Base Eligible Project Bond has been confirmed to have become, and is accepted as, an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond. No Eligible Project Bond shall be included in determining the Collateral Value of the Borrowing Base Eligible Project Bonds Base for any purpose unless and until it is accepted by Agent and the Lenders, all of the foregoing conditions are satisfied or waived by the Agent and the Lenders, and the Agent has received a Funding Certification and all Required Collateral Documents related to such Eligible Project Bond.

      5.8   Cash Collateral Account.

            (a) Maintenance of Account. The Cash Collateral Account shall be maintained in accordance with this Agreement until the Obligations have been indefeasibly paid in full and the Commitments all have expired or been terminated.

            (b) Control; Investment of Funds. At all times, the Cash Collateral Account and all Cash Collateral shall be subject to the exclusive dominion and control of the Agent (for the benefit of the Lenders), which shall hold and administer the Cash Collateral subject to the terms and conditions of this Agreement. Provided no Event of Default then exists, the Agent shall use its best efforts to invest and reinvest funds in the Cash Collateral Account in daily redeemable tax-exempt money market mutual funds.

            (c) Distributions; Application to Obligations. So long as no Default or Event of Default exists and is continuing or would, on an actual or pro forma basis occur as a result thereof (after giving effect to the addition at such time of any Borrowing Base Eligible Project Bond as Collateral pursuant to Sections 3.5(i)(i) or 5.7), the Borrower may from time to time request that the Agent either apply all or a portion of the Cash Collateral to the Obligations, or transfer all or a portion of the Cash Collateral to the Operating Account. If an Event of Default shall occur and be continuing, the Agent may apply any Cash Collateral to the payment of the Obligations, whether or not then due, in such order as the Agent may determine in accordance with applicable provisions of this Agreement.

SECTION 6. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Agent and each of the Lenders are authorized to rely upon the continuing authority of the persons, officers, signatories or agents hereafter designated ("Authorized Representatives") to bind Borrower with respect to all matters pertaining to the Loan and the Loan Documents including, but not limited to, the selection of interest rates, and the submission of requests for Advances and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent. The present Authorized Representatives of the Borrower are listed on Schedule 6. Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure
Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of Borrower.

SECTION 7.  CONDITIONS PRECEDENT.

      7.1 Closing Loan. It shall be a condition precedent of Agent's and Lenders' obligation to establish the Loan that each of the following conditions precedent be satisfied in full (as determined by the Agent and the Lenders in their discretion which discretion shall be exercised in good faith), unless specifically waived in writing by the Agent and the Lenders at or prior to closing:

            (a) Satisfactory Loan Documents. Each of the Loan Documents shall be satisfactory in form, content and manner of execution and delivery to Agent and its counsel, and shall have been duly executed and delivered by all parties thereto. All UCC Financing Statements with respect to the Collateral shall have been duly filed, and the Agent and the Lenders shall otherwise be satisfied with the perfection of the Agent's security interest in the Collateral.

            (b) Borrowing Base Eligible Project Bonds. Without limiting the generality of the provisions of subclause (a) above, with respect to each Borrowing Base Eligible Project Bond, the Agent shall have issued an Approval Notice for each such Project Bond.

            (c) Delivery of Borrowing Base Eligible Project Bonds. The Borrower shall have delivered the initial Borrowing Base Eligible Project Bonds included in the calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds as of the Closing Date to the Custodian, registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration, with a copy thereof to the Agent.

            (d) Funding Certification. If an Advance is requested to be made on the Closing Date, the Agent and the Lenders shall have received a fully executed Funding Certification, together with the Borrower's initial Borrowing Base Certificate.

            (e) No Bond Document Default. There shall not have occurred and be continuing any Bond Document Default.

            (f) No Material Change. No material adverse change shall have occurred in the financial condition, business, affairs, operations or control of Borrower since the date of its financial statements most recently delivered to the Lenders (September 30, 2002).

            (g) Warranties and Representations Accurate. All warranties and representations made by or on behalf of Borrower to Agent or any of the Lenders shall be true, accurate and complete in all material respects and shall not omit any material fact necessary to make the same not misleading.

            (h) Officer's Certificate. The Agent shall have received a certificate executed by an Authorized Representative of the Borrower in the form of Exhibit J annexed hereto.

            (i) Constituent Documents. The Agent shall have received from the Borrower a copy, certified as of a recent date by the appropriate officer of the State in which the Borrower is organized, to be true and complete, of the Constituent Documents of the Borrower as in effect on such date of certification. The Borrower shall furnish evidence satisfactory to the Agent that the Borrower is duly qualified and in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify could not have a materially adverse effect on the business, assets, or financial condition of the Borrower.

            (j) Votes, Consents and Authorizations. All actions on the part of the Borrower and Charter Mac necessary for the valid execution, delivery and performance by (x) the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party, and (y) Charter Mac and Holding Trust of the Joinder to this Agreement, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Borrower true copies of the Borrower's resolutions adopted by the Borrower's Board of Trustees or directors, as the case may be, authorizing the transactions described herein, each certified by the Borrower's Secretary as of a recent date to be true and complete.

            (k) Incumbency Certificate; Authorized Signers. The Agent shall have received from each of the Borrower, Charter Mac and Holding Trust, an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual, and as to the Borrower, who shall be an Authorized
Representative: (i) as to the Borrower, Charter Mac and Holding Trust, to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (ii) as to the Borrower, to make Advance Requests and Additional Collateral Requests; and (iii) as to the Borrower, to give notices, provide certifications, make representations, and to take other action on behalf of the Borrower under the Loan Documents.

            (l) Corporate Structure. The Agent and the Lenders shall be satisfied in all respects with the legal structure and capitalization of the Borrower and all documentation relating thereto.

            (m) Litigation. There shall be no pending or threatened litigation involving the Borrower, Charter Mac, or Holding Trust which, in the reasonable judgment of the Agent and the Lenders, could have a material adverse effect on such Person or the ability of the Borrower to perform its obligations under the Loan Documents, or the ability of Charter Mac or Holding Trust to perform their respective obligations under the Joinder to this Agreement, and no judgment, order, injunction or other similar injunction or other similar restraint prohibiting any of the transactions contemplated hereby shall exist.

            (n) Financial Statements. The Agent and the Lenders shall have received such financial statements and other information and projections as the Agent and/or the Lenders shall have reasonably requested, and the information shall be reasonably satisfactory to the Agent and the Lenders.

            (o) Examination of Books and Assets. The Agent and the Lenders shall have been afforded the opportunity prior to closing to review the books, records, leases, contracts, pension plans, workers' compensation and retiree health plans, ERISA matters, insurance coverage and properties of the Borrower, Charter Mac and Holding Trust and to perform such other due diligence regarding the Borrower, Charter Mac and Holding Trust as the Agent and/or the Lenders shall have reasonably required, the results of which review and due diligence shall have been reasonably satisfactory to the Agent and the Lenders.

            (p)      Compliance   with  Law.  The  Agent  shall  be   reasonably
satisfied that (i) the Borrower has obtained all material and appropriate authorizations and approvals of all Governmental Authorities or any other third parties which are required for the due execution, delivery and performance by the Borrower of each of the Loan Documents and for the perfection of or the exercise by the Agent and the Lenders of their respective rights and remedies under the Loan Documents, and (ii) the Loan as well as all other transactions contemplated hereby, shall be in material compliance with, and the Borrower shall have obtained, all material and appropriate approvals pertaining to, any applicable laws, rules, regulations and orders, including, without limitation, all governmental, environmental, ERISA retiree health benefits, workers' compensation and other requirements, regulations and laws and shall not contravene any Constituent Document, debt instrument or other material Contractual Obligation of the Borrower and its Subsidiaries, or of Charter Mac or Holding Trust or any of their respective Subsidiaries.

            (q) Legal and other Opinions. The Lenders and the Agent shall have received an opinion addressed to the Lenders and the Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Agent and the Lenders, from the Borrower's counsel, Paul, Hastings, Janofsky & Walker LLP, Richards, Layton & Finger, P.A., and Greenberg Traurig, LLP.

            (r) Payment of Fees. The Borrower shall have paid to the Agent all fees and expenses required to be paid upon or prior to the Closing Date, as applicable, pursuant to this Agreement and the other Loan Documents.

            (s) No Default or Event of Default. There shall not be any Default or any Event of Default under any of the Loan Documents.

            (t) Additional Documents. The Borrower shall have provided such additional instruments and documents to the Agent and/or the Lenders as the Agent, the Lenders or their counsel may have reasonably requested to effectuate this Agreement or to perfect the security interests granted hereunder.

            (u) Further Assurances. In addition to the execution and delivery of this Agreement and the other Loan Documents, the Borrower shall execute such other documentation as may be reasonably required by the Agent and/or the Lenders to effectuate this Agreement, accomplish the purposes and intentions of the parties, or to perfect the security interests and/or other rights granted by the Borrower to the Agent and the Lenders hereunder.

            (v) Advance Request. If the Borrower is seeking an Advance on the Closing Date, the Borrower shall have submitted an Advance Request.

      7.2 Advances. Each Advance shall be subject to the condition precedent that all conditions to closing of the Loan continue to be satisfied and to the further satisfaction of each of the following conditions precedent, unless specifically waived in writing by Agent (with the approval of the Lenders) at or prior to the time of each such Advance:

            (a) Representations True; No Default or Event of Default. Each of the representations and warranties and covenants of the Borrower contained in this Loan Agreement or the other Loan Documents shall be true as of the date as of which it was made and shall also be true at and as of the time of the making of such Advance, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Each of the Lenders shall have received an Advance Request and Preliminary Certification of the Borrower signed by an Authorized Representative.

            (b) Certifications. Each of the Agent and the Lenders shall have received an Advance Request, Preliminary Certification and a Funding Certification of the Borrower signed by an Authorized Representative, and, if the Advance shall constitute a Wet Funding Advance, the Agent shall have received a Wet Funding Certification.

            (c) Borrowing Base Acquisition Advance. If a proposed Borrowing Base Acquisition Advance is not a Wet Funding Advance, the Agent shall have determined that the Purchase Funding Conditions have been satisfied.

            (d) Notice of Approval. If such Advance is a Borrowing Base Acquisition Advance, the Agent shall have issued an Approval Notice.

            (e) No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Advance.

            (f) Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

            (g) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Loan Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Agent, the Lenders and their respective counsel, and, with respect to any Project securing a Project Bond which the Borrower has requested be included in the calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds, the Agent, the Lenders, and such counsel shall have been satisfied, in their sole discretion, with all Due Diligence Materials or Pre-Bond Closing Due Diligence Materials, as the case may be, and the form and substance of all Required Collateral Documents.

            (h) No Adverse Changes. There shall not have been any material adverse change in the financial condition, business, or affairs of the Borrower since the date of this Loan Agreement which in Agent's good faith judgment may jeopardize in a material manner the ability of Borrower to perform fully its obligations under each Loan Document.


SECTION 8. WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents to Agent and each of the Lenders for the express purpose of inducing the Agent and the Lenders to enter into this Loan Agreement, to make each Advance, and to otherwise complete all of the transactions contemplated hereby that as of the date of this Loan Agreement and upon the date of each Advance (except to the extent made as a specific date), as follows:

      8.1 Financial Information. True, accurate and complete financial statements of Borrower and Charter Mac have been delivered to Agent and each of the Lenders and the same fairly present the financial condition of such Persons as of the date thereof and no material and adverse change has occurred in such financial condition of such Persons since the date thereof. All financial statements of Borrower and Charter Mac hereafter furnished to Agent or any of the Lenders shall be true, accurate and complete and shall fairly present the financial condition of Borrower and Charter Mac as of the date thereof.

      8.2 Approved Project. Each Approved Project is a multi-family development for rental in whole, or in part, to low and moderate income tenants and qualifies for federal low income housing tax credits. True, accurate and complete information has been delivered to Agent and each of the Lenders concerning each Approved Project and the same fairly present the status of the subject Approved Project and the subject Project Owner and no material and adverse change has occurred with respect thereto since the date thereof. All information and statements relative to any Approved Projects hereafter furnished to Agent or any of the Lenders (x) if prepared by Borrower or an Affiliate shall be true, accurate and complete and shall fairly present the status of the subject Approved Project and the subject Project Owner as of the date thereof, and (y) if prepared by any Person other than the Borrower or any Affiliates of the Borrower, to the best of Borrower's knowledge, after the Borrower has conducted reasonable investigation with due diligence, shall be true, accurate and complete and shall fairly present the status of the subject Approved Project and the subject Project Owner as of the date thereof.

      8.3 No Violations. The consummation of the Loan and the subsequent payment and performance of the Obligations evidenced and secured by the Loan
Documents shall not constitute a violation of, or conflict with, any Legal Requirement, Contractual Obligation, Constituent Document, or Bond Documents, to which Borrower, Charter Mac or Holding Trust is a party or by which it or its property is or may be bound.

      8.4   Litigation.   There   are  no   actions,   suits,   proceedings   or
investigations of any kind pending or, to the knowledge of the Borrower, threatened, against the Borrower and/or Charter Mac and/or Holding Trust before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person or, as to the Borrower, its Subsidiaries, to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or, with respect to the Borrower, which question the validity of this Loan Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      8.5 Borrowing Base Eligible Project Bonds. Each of the Borrowing Base Eligible Project Bonds is owned by the Borrower and may be pledged to the Agent, on behalf of the Lenders, as provided herein. The Borrower has received customary opinions from qualified Persons stating that interest on each of the Eligible Project Bonds acquired with the proceeds of the Loan is excludable from gross income for federal income tax purposes.

      8.6 Project Letter of Credit. Any Project Letter of Credit reflects as the beneficiary thereof the Trustee under the Bond Documents.

      8.7 Good Title and No Liens. Borrower, Charter Mac and Holding Trust, respectively, are the lawful owner of their respective assets and are and will be the lawful owner of such assets, free and clear of all liens and encumbrances of any nature whatsoever other than those matters permitted in conjunction with this Loan Agreement, the Liquidity Agreement, the Insurance Agreement, other securitization vehicles, or other Indebtedness incurred in connection with the conduct of business by the Borrower, Charter Mac and Holding Trust in the ordinary course of their respective businesses.

      8.8 Franchises, Patents, Copyrights, Etc. The Borrower, Charter Mac and Holding Trust each possess all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others, except to the extent the failure to own or have the same would not be reasonably expected to (x) materially adversely effect the ability of the Borrower to perform its Obligations under any Loan Document, or (y) have a material adverse effect upon the operations, business, properties or financial condition of the Borrower, Charter Mac or Holding Trust.

      8.9 Use of Proceeds. The proceeds of the Loan shall be used solely and exclusively for the purchase of the Project Bonds.

      8.10  Entity Matters.

            (a)      Organization.

                     (i) The Borrower is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Agreement.

                     (ii) Holding  Trust is a duly  organized  validly  existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned.

                     (iii)Charter Mac is a duly organized validly existing statutory trust in good standing under the laws of the State of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required or where failure to be so qualified would not materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned.

            (b)      Ownership,   Subsidiaries   and   Taxpayer   Identification
Numbers.

                     (i) The Borrower,  indirectly, is a wholly-owned Subsidiary of Charter Mac, and, other than outstanding Preferred Shares, no additional ownership interests, or rights or instruments convertible into such ownership interests, exist. True and complete copies of each of the agreements listed on Schedule 8.10(b)(i) have been furnished to the Agent by the Borrower.

                     (ii)  The   taxpayer   identification   numbers  and  state
            organizational   numbers  (if   applicable)   of  the  Borrower  are
            accurately stated in Schedule 8.10(b)(ii).

                     (iii) The Borrower,  Charter Mac and Holding Trust are each the owner, free and clear of all liens and encumbrances, of the Equity Interests which they purport to own of each of their respective Subsidiaries. All shares of such Equity Interests have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth in Schedule 8.10(b)(iii).

            (c) Authorization. The execution and delivery of this Loan Agreement (and of the Joinder hereto by each of Charter Mac and Holding Trust) and the other Loan Documents to which the Borrower is to become a party and the performance by the Borrower of the transactions contemplated hereby and thereby
(i) are within the authority of the Borrower, Charter Mac, and Holding Trust, as applicable, (ii) have been duly authorized by all necessary trust proceedings,
(iii) do not conflict with or result in any breach or contravention of any Legal Requirement to which the Borrower, Charter Mac, and Holding Trust, as applicable,  is subject or any judgment,  order,  writ,  injunction,  license or
permit  applicable  to  the  Borrower,   Charter  Mac,  and  Holding  Trust,  as
applicable, and (iv) do not conflict with any provision of the Borrower's, Charter Mac's, and Holding Trust's, as applicable, Constituent Documents or any Contractual Obligation of the Borrower, Charter Mac, and Holding Trust, as applicable, except where such conflict would not have a materially adverse effect on the business, assets or financial condition of the Borrower, Charter Mac, and Holding Trust, as applicable.

      8.11 Valid and Binding. Each of the Loan Documents constitute legal, valid and binding obligations of Borrower, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

      8.12 Deferred Compensation and ERISA. Borrower does not have any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended ("ERISA") except as may be designated to Agent in writing by Borrower from time to time ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The granting of the Loan, the performance by Borrower of its obligations under the Loan Documents and Borrower's conducting of its operations do not and will not violate any provisions of ERISA.

      8.13 No Materially Adverse Contracts, Etc. None of the Borrower, Charter Mac, or Holding Trust, or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower, Charter Mac, or Holding Trust. None of the Borrower, Charter Mac, or Holding Trust, or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's, Charter Mac's, or Holding Trust's officers, respectively, to have any materially adverse effect on the business, assets, or financial condition of the Borrower, Charter Mac, or Holding Trust.

      8.14 Compliance With Other Instruments, Laws, Etc. None of the Borrower, Charter Mac or Holding Trust nor any of their respective Subsidiaries is in violation of any provision of its Constituent Documents, or any Contractual Obligations or any Legal Requirements, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person or such Person's Subsidiaries.

      8.15 Tax Status. The Borrower, Charter Mac, Holding Trust and their respective Subsidiaries (a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in clause (b), above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the foregoing Persons know of no basis for any such claim.

      8.16 Holding Company and Investment Company Acts. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      8.17 Certain Transactions. Except as set forth in Schedule 8.17 hereof, as of the date of this Loan Agreement, none of the officers, trustees, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      8.18 Loan Documents. All of the representations and warranties of the Borrower made in the Loan Documents are true and correct in all material respects.

      8.19 Regulations U and X. No portion of any Advance is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

      8.20  Solvency.

            (a) The Borrower, individually, is, and the Borrower and its Subsidiaries, on a consolidated basis, are, Solvent.

            (b) Each of Charter Mac and Holding Trust, individually, is, and on a consolidated basis, are, Solvent.

      8.21 Conditions Satisfied. Assuming that the Agent and the Lenders have approved all matters requiring their approval, all of the conditions precedent set forth in Section 7.1 have been satisfied.

      8.22 No Material Change: No Default. There has been no (i) material adverse change in the financial condition, business, or assets of the Borrower, and/or Charter Mac and/or Holding Trust, or (ii) Change in Control of the Borrower and/or Charter Mac and/or Holding Trust, since the date of its last financial statement most recently delivered to the Agent.

      8.23 No Broker or Finder. Neither the Borrower, nor anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent or any of the Lenders in connection with this Loan.

      8.24 Background Information and Certificates; Projects. All of the factual information contained or referred to in Section 2 of this Loan Agreement and in the Exhibits and Schedules to this Loan Agreement, and in the certificates and opinions furnished to the Agent or any of the Lenders by or on behalf of Borrower in connection with any Project, (x) if prepared by Borrower or an Affiliate of the Borrower is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading, and (y) if prepared by any Person other than the Borrower or an Affiliate of the Borrower, to the best of Borrower's knowledge, after the Borrower has conducted reasonable investigation with due diligence, is true, accurate and complete in all material respects, and omits no material fact necessary to make the same not misleading.

      8.25 Background Information and Certificates. All of the factual information contained or referred to in Section 2 of this Loan Agreement and in the Exhibits and Schedules to this Loan Agreement, and in the certificates furnished to the Agent or any of the Lenders by or on behalf of Borrower in connection with this Loan Agreement or any other Loan Document, is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

      8.26 Representations Regarding Eligible Project Bonds. The Borrower hereby represents, warrants and covenants to the Agent and the Lenders as to each Eligible Project Bond as follows:

            (a) The Borrower is the sole legal and beneficial owner of each Eligible Project Bond and has good and marketable title thereto, free and clear of any Lien or participation or ownership interest in favor of any other Person, except as permitted by the Agent (with the approval of the Lenders) in writing;

            (b) Borrower has not taken (or omitted to take), and has no notice that the related Bond Issuer and/or any Bond Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any existing insurance policy relating to any Approved Project or prevent the Borrower or any assignee or secured party from enforcing the provisions of any such Eligible Project Bond or related Bond Documents.

            (c) To Borrower's knowledge, no Bond Document Default exists, except as disclosed in writing to the Agent, and the Borrower has not waived any material default, breach, violation or event of acceleration, and to Borrower's knowledge, no Bond Issuer and/or any Bond Obligor is currently in default in complying with the terms of its Bond Documents.

            (d) To Borrower's knowledge, after having conducted reasonable investigation with due diligence, as of the closing date relating to an Eligible Project Bond, (i) there exists no reason why such interest would not be excludable from gross income for purposes of federal income taxation, and (ii) it is reasonably expected that the Bond Obligor will pay debt service on the Eligible Project Bonds.

            (e) To the Borrower's knowledge, no Eligible Project Bond is subject to a bankruptcy plan.

            (f) The Borrower has caused all of its records to be marked to indicate that the Pledged Bonds have been assigned by the Borrower to the Agent for the ratable benefit of the Lenders.

            (g) To the Borrower's knowledge, there exists no violation of any Environmental Laws with respect to any Approved Project.

            (h) To the Borrower's knowledge, all environmental remediations recommended in a report of an environmental engineer with respect to any Approved Project will be made, or were made, within eighteen (18) months of the closing date relating to an Eligible Project Bond.

For purposes of the representations made herein, the phrase "to the best knowledge of the Borrower" or "to the Borrower's knowledge" means to the actual knowledge of an Authorized Representative or other executive officer of the Borrower after reasonable inquiry.

      8.27 Reaffirmation. Each request by the Borrower for an Advance, or to add an Eligible Project Bond as Borrowing Base Eligible Project Bond: (i) shall constitute an affirmation by Borrower that the foregoing representations and warranties are true and correct as of the date of such request (except as to matters specifically disclosed in writing to the Agent and the Lenders prior to or simultaneously with such written request, and except to the extent of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and, unless Agent and the Lenders are notified to the contrary prior to the date of the addition of such Eligible Project Bond as Borrowing Base Eligible Project Bond, will be so on the date of such addition, and (ii) shall constitute the representation and warranty of Borrower that the information set forth in each such request is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

SECTION 9. COVENANTS. Borrower covenants and agrees that from the date hereof and so long as Lenders have any obligation to make the Loan or fund any Advances hereunder, or any indebtedness is outstanding hereunder, or any of the Loan or other Obligations remains outstanding, as follows:

      9.1 Punctual Payment. Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all interest, fees and other Obligations provided for in this Loan Agreement, all in accordance with the terms of this Loan Agreement and the Note, as well as all other sums owing pursuant to the Loan Documents.

      9.2 Maintenance of Office. Borrower will maintain its chief executive office in New York, New York, or at such other place in the United States of America as the Borrower shall designate upon not less than forty-five (45) days prior written notice to the Agent.

      9.3   Organizational   Number.   The   Borrower   will  not   change   its
organizational number or taxpayer  identification number, except upon forty-five
(45) days prior written notice to the Agent.

      9.4 Records and Accounts. The Borrower will keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP.

      9.5   Notices.

            (a) Borrower shall, with reasonable promptness, but in all events within five (5) Business Days after it has actual knowledge thereof, notify Agent in writing of any of the following (each, an "Impairment Event"):

                     (i) the occurrence of any act, event or condition which constitutes a Default or an Event of Default under any of the Loan Documents, to include a written statement of any remedial or curative actions which Borrower proposes to undertake to cure or remedy any such Default before it becomes an Event of Default;

                     (ii) the occurrence of any act, event or condition which constitutes a Bond Document Default under any Borrowing Base Eligible Project Bond;

                     (iii) the occurrence of any event which would give the registered owner of a Borrowing Base Eligible Project Bond the right to direct the Trustee under any Bond Documents for such Borrowing Base Eligible Project Bond to exercise any rights upon default thereunder;

                     (iv) the occurrence of any event which would give the registered owner of a Borrowing Base Eligible Project Bond the right to submit a draw, or to direct the Trustee under the Bond Documents for any Borrowing Base Eligible Project Bond to submit a draw, under a Project Letter of Credit, or to cause the redemption of any Borrowing Base Eligible Project Bond; or

                     (v) the occurrence of any event which has, or will have with the passage of time, a materially adverse effect on any Project Owner or any Approved Project securing a Borrowing Base Eligible Project Bond, or any Collateral, including, without limitation, (x) any materially adverse change in the financial condition of any Project Owner or any guarantor of the obligations of the Project Owner, under the Bond Documents relating to a Borrowing Base Eligible Project Bond, (y) any change to an Approved Project securing a Borrowing Base Eligible Project Bond which would result in a Major Bond Action having occurred, or (z) any event which may cause the interest on any Borrowing Base Eligible Project Bond to be includable in gross income for federal income tax purposes.

            (b) Notification of Claims against Borrowing Base Eligible Project Bonds. The Borrower will, promptly upon (but in any event not later than ten (10) days after) becoming aware thereof, notify the Agent in writing of any events relating to any Borrowing Base Eligible Project Bond that would reasonably be expected to materially adversely affect the rights of the Agent or the Lenders with respect thereto.

            (c) Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries, Charter Mac and Holding Trust, and any Subsidiaries of Charter Mac and Holding Trust to, give notice to the Agent and the Lenders in writing (within ten (10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting (x) the Borrower or any Subsidiaries of the Borrower or to which such Person is or is to become a party involving an amount in controversy exceeding $500,000.00, and (y) Charter Mac and Holding Trust or any Subsidiaries of Charter Mac and Holding Trust (other than the Borrower and its Subsidiaries) or to which such Person is or is to become a party involving an amount in controversy exceeding

$5,000,000.00, or with respect to any of the foregoing Persons, that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries, Charter Mac, Holding Trust and any Subsidiaries of Charter Mac and Holding Trust to, give notice to the Agent and the Lenders in writing in form and detail reasonably satisfactory to the Agent and the Lenders (within ten (10) days of the date on which any such Person shall become aware thereof), with respect to (x) the Borrower and any Subsidiaries of the Borrower, of any judgment in excess of $500,000.00 not covered by insurance, final or otherwise, against such Persons, and (y) Charter Mac, Holding Trust and any Subsidiaries of Charter Mac and Holding Trust (other than the Borrower and its Subsidiaries), of any judgment in excess of $5,000,000.00 not covered by insurance, final or otherwise, against such Persons.

      9.6 Financial Statements and Reports. Borrower shall furnish or cause to be furnished to the Agent and each of the Lenders from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance acceptable to Agent:

            (a) Monthly Statements. As soon as practicable, but in any event not later than forty-five days (45) days after the end of each month, the Servicer's Report in the form of Exhibit K attached hereto, for each Borrowing Base Eligible Project Bond. The Agent and the Lenders shall be entitled to conclusively rely on each Servicer's Report as being accurate and complete, absent manifest error;

            (b)      Quarterly  and  Annual  Statements  and  Statement  of Bond
Valuation.

                     (i) No later than 55 days after the end of each fiscal quarter of the Borrower, the following, internally prepared by Borrower and certified by Borrower to be true, accurate and complete: (i) an operating statement showing the results of operation for the prior quarter and a year-to-date basis for the period just ended, (ii) financial statements of Borrower prepared in accordance with GAAP, or other recognized method of accounting acceptable to Agent, consistently applied, (iii) a statement of the Market Value of the Borrowing Base Eligible Project Bonds as of the end of such fiscal quarter, each in form and manner of presentation acceptable to Agent, to be supplemented by such detail and supporting data and schedules as Agent may from time to time reasonably determine, and (iv) a compliance certificate substantially in the form of Exhibit L attached hereto with an attached schedule of calculations demonstrating compliance, or non-compliance, as the case may be, with the financial covenants set forth in Section 9.21, the Preferred Shares Covenants, and including worksheets showing the calculation of the estimated fair value of its investments in revenue bonds, using the Revenue Bond Valuation Methodology;

                     (ii) As soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and the Borrower's Subsidiaries (on a consolidated basis), and the related audited statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Agent.

            (c) Data Requested. Within a reasonable period of time and from time to time, such other financial data or information as Agent or any Lender may reasonably request with respect to the Collateral, any Approved Project, any Project Owner (provided, however, as to any Project Owner, the obligation of the Borrower to provide such financial data or information shall be limited to the extent the Borrower is entitled to request (or to cause a Trustee to request) such financial data or information from any Project Owner pursuant to the applicable Bond Documents), or the Borrower, including, without limitation operating statements, occupancy reports, and Construction Reports with respect to Approved Projects which secure Borrowing Base Eligible Project Bonds; and

            (d) Approved Project Financial Information. Within a reasonable period of time after the receipt thereof, copies of all insurance certificates with respect to each Approved Project, any periodic financial reports received from a Project Owner with respect to an Approved Project as to which the Eligible Project Bond is a Borrowing Base Eligible Project Bond.

      9.7 Existence; Conduct of Business. (a) The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware statutory trust, (b) the Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises, except where such failure would not have a material adverse effect on the business, assets or financial condition of the Borrower, and (c) the Borrower will only engage in businesses now engaged in by it and contemplated by its Constituent Documents.

      9.8   Projects; Collateral Bonds.

            (a) So long as the Borrower is the Bondholder Representative under the Custody Agreement (as determined in accordance pursuant to Section 10.3 hereof), the Borrower shall take all reasonable steps necessary to maintain, preserve and enforce the rights and privileges available to the registered owner of the Bond Documents relating to a Borrowing Base Eligible Project Bond. To the extent that any proceeds thereof are not payable directly to the Agent or the Custodian, the Borrower shall promptly deposit such proceeds (other than, provided no Default or Event of Default then exists, to the extent constituting interest in respect of the subject Borrowing Base Eligible Project Bond) into the Cash Collateral Account, to be held and disbursed as provided herein. Any such proceeds as shall have been received by the Custodian shall be distributed as provided in the Custodial Agreement and the applicable provisions of this Agreement.

            (b) The Borrower shall cause the Person charged with the responsibility of preparing closing binders containing the documents, instruments and agreements executed and delivered in connection with the issuance of any Borrowing Base Eligible Project Bond (including, without limitation, executed copies of the Bond Documents) to diligently prepare such closing binders and to deliver to the Agent and the Lenders, as and when distributed to the Borrower, a complete set of such closing binders.

      9.9 Insurance. Schedule 9.9 sets forth all presently existing insurance maintained by the Borrower. The Borrower will maintain insurance with respect to its business operations, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

      9.10 Taxes and Trade Debt. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP.

      9.11  Compliance with Laws, Contracts, Licenses, and Permits.

            (a)      The  Borrower  will  comply with (x) all  applicable  Legal
      Requirements now or hereafter in effect wherever its business is conducted, (y) the provisions of its Constituent Documents, and (z) all of its Contractual Obligations (except during any period where such compliance is not permitted by the terms of this Agreement), except to the extent the failure to comply with any of the foregoing would not be reasonably expected to (x) materially adversely effect the ability of the Borrower to perform its Obligations under any Loan Document, or (y) have a material adverse effect upon the operations, business, properties or financial condition of the Borrower. If at any time while any Obligation is outstanding, any Governmental Authorization or other third party consents, approvals, or notifications shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such Governmental Authorization or other third party consents and to provide such notifications, and furnish the Agent with evidence thereof.

            (b) Without limiting the generality of subclause (a) above, and unless otherwise prohibited pursuant to the provisions of Section 9.21(f), the Borrower shall at all times comply with the Preferred Shares Covenants in effect as of the date hereof and set forth on Exhibit M hereto, which is incorporated by reference herein and made a part of this Loan Agreement.

      9.12 Indemnification Against Payment of Brokers' Fees. The Borrower agrees to defend, indemnify and hold harmless the Agent and the Lenders from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Loan (except as resulting from any arrangements or agreements made with any broker or finder by the Agent, the Lenders, or any Participant).

      9.13 Fiscal Year. The fiscal year of the Borrower presently ends on December 31 of each year. If the Borrower or its Subsidiaries shall change their fiscal year end, such Person shall promptly furnish the Agent with written notice thereof.

      9.14 Deposit of Proceeds; Disbursement of Loan Advances; Other Bank Accounts. Borrower shall establish the Bond Purchase Account, the Repayment Account, the Operating Account, and the Cash Collateral Account with Agent. Agent is hereby authorized, on or after the due date, to charge the Repayment Account with the amount of all payments due under this Loan Agreement, the Note or the other Loan Documents. The failure of Agent to so charge such Repayment Account shall not affect or limit Borrower's obligation to make any required payment. In addition, at all times, each Lender may at its option from time to time disburse an Advance to make payments (not sooner than the due date thereof) of interest or other amounts which are payable to any of the Agent, Agent's counsel, Lenders, Lenders' counsel, or other representatives of any of the Lenders, or to pay costs and expenses incurred by Agent or any of the Lenders in the exercise of its rights and remedies following an Event of Default.

      9.15 Place for Records; Inspection. The Borrower, Charter Mac and Holding Trust shall maintain all of their business records at the address specified in
Section 13.1 of this Loan Agreement with respect to the Borrower. Upon reasonable notice and at reasonable times during normal business hours, the Agent and each Lender shall have the right (through such agents or consultants as the Agent or any Lender may designate) to examine the Borrower's and Charter Mac's property and make copies of and abstracts from the Borrower's, Charter Mac's and

Holding  Trust's  books of  account,  correspondence  and other  records  and to discuss their respective financial and other affairs with any of their respective senior officers and any accountants hired by the Borrower, it being agreed that the Agent and each Lender shall hold such information in confidence in accordance with the provisions of Section 13.20 hereof. Any transferee of the Loan or any holder of a participation interest in the Loan, or any participant in or assignee of any Lender's Commitment, shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loan or of further participation interests therein, or by a Lender of its interest in or a participation in its interest in such Lender's Commitment; provided, however, any such Lender, transferee, holder or participant shall be bound by the confidentiality provisions of Section 13.20.

      9.16 Costs and Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to pay promptly, but no later than ten (10) days of the Agent's demand: (i) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto incurred by the Agent and the Arrangers; (ii) the reasonable fees, expenses, and disbursements of counsel to the Agent and the Arrangers in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by the Borrower; (iii) all other actual and reasonable out-of-pocket costs and expenses incurred by the Agent and the Arrangers in connection with the establishment of the Loan, the syndication of the Commitments and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (iv) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Agent or any Lender and the fees and costs of appraisers, brokers, investment bankers or other experts retained by the Agent or any Lender) incurred by the Agent or any Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any other Person, or the administration thereof, (ii) any refinancing or restructuring of the credit arrangements provided under this Loan Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings, and (iii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any Lender's relationship with the Borrower, except to the extent arising out of the Agent's or any Lender's bad faith, gross negligence, willful misconduct or material breach of this Loan Agreement or any other Loan Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Obligations. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default
Rate) and be an Obligation secured by any Collateral.

      9.17 Indemnification. Borrower shall indemnify and hold harmless the Agent and the Lenders, their affiliates and their respective directors, officers, agents, employees, successors and assigns, and all those claiming by, through or under the Agent and each of the Lenders ("Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Loan Agreement or any of the other Loan Documents or the transactions contemplated hereby ("Damages") including, without limitation (a) any actual or proposed use by the Borrower or any of their Subsidiaries of the proceeds of any of the Advances, (b) the Borrower or any of its Subsidiaries entering into or performing this Loan Agreement or any of the other Loan Documents, and/or (c) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Legal Requirement, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that no Indemnified Party shall be entitled to indemnification if a court of competent jurisdiction finally determines (all appeals having been exhausted or waived) that such Indemnified Party acted in bad faith, with willful misconduct, gross negligence, or material breach of this Loan Agreement or any other Loan Document. No Indemnified Party shall be entitled to settle or enter into any accommodation in respect of any such claim, action or suit without the prior written consent of the Borrower (and that any Indemnified Party so settling or accommodating without such Borrower's consent shall not be entitled to indemnification therefor), and provided, however, if the Borrower shall refuse to provide its written consent to a requested settlement, the Borrower shall, as collateral for potential payment of the full amount of the claimed Damages, provide either a letter of credit in favor of the Indemnified Party, on terms and conditions satisfactory to the Agent, in its sole discretion, or, as cash collateral, cash or cash equivalents, any of which shall be in the full amount of the claimed Damages, together with all anticipated costs and expenses (including reasonable attorneys' fees and expenses) anticipated by the Agent, in its sole discretion, to accrue in connection with the defense and possible payment of the claimed Damages. If the Borrower fails to provide such required collateral, or fails to respond to a request for a consent to a settlement, within five (5) Business Days of when first requested by the Agent, the Indemnified Party shall be entitled to settle the claim as it proposed, and the Borrower shall be liable for the full amount thereof together with all related Damages. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the Obligations of the Borrower under this Section 9.17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such Obligations which is permissible under applicable law. The provisions of this Section 9.17 shall survive the repayment of the Loan and the termination of the obligations of the Lenders and the Agent hereunder.

      9.18 Replacement Documentation. Upon receipt of an affidavit of an officer of (x) a Lender as to the loss, theft, destruction or mutilation of such Lender's Note, or (y) the Agent as to any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will promptly issue, in lieu thereof, a replacement Note or other Loan Document which shall be, as applicable, in the same principal amount thereof and otherwise of like tenor.

      9.19 Revenue Bond Valuation Methodology. For the purpose of financial statement presentation, the Borrower will estimate the fair value of its investments in revenue bonds using the Revenue Bond Valuation Methodology or as may be required to be modified by changes in GAAP, and will not materially deviate from such methodology. The Borrower shall notify the Agent of any changes in GAAP which would require a change in the Revenue Bond Valuation Methodology.

      9.20 Further Assurances. The Borrower will cooperate with, and will cause each of its Subsidiaries to cooperate with, the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Loan Agreement and the other Loan Documents.

      9.21 Negative Covenants. The Borrower covenants and agrees, from the date hereof and so long as the Loan or other Obligations remain outstanding, as follows:

            (a) Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur or assume any Lien upon or with respect to any Collateral, except for any subordinate Lien to which the Agent (with the approval of the Lenders) has consented in writing.

            (b) Merger; Sale of Assets. The Borrower will not be, and will not permit Charter Mac to be, a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership, joint venture or other equity interest in, any other Person, or sell, transfer, convey, or lease (in one transaction or a series of transactions) all or substantially all of its assets (x) if, after giving effect to the occurrence of any of one
      (1) of the foregoing events, a Change of Control with respect to Borrower or Charter Mac, as the case may be, shall occur, (y) if the aggregate value of the assets of Borrower or Charter Mac, as the case may be, which are to be sold, transferred, conveyed or leased (after giving effect to the value of any assets which were the subject of any sale, transfer, conveyance or lease which may have previously permitted pursuant to the terms and conditions of this Loan Agreement) exceeds twenty-five percent (25%) of total value of all the assets (calculated in accordance with GAAP) of such Person prior to giving effect to such sale, transfer, conveyance or lease transaction, and (z) if, in the case of any acquisition of the assets or any stock of any class of, or any partnership, joint venture or other equity interest in, any other Person which is engaged in (x) a business which is not a business in which Borrower or Charter Mac, as the case may be, is currently engaged or (y) a business which is not a business contemplated by the Constituent Documents of Borrower or Charter Mac, as the case may be (the "Acquired Assets"), the aggregate value of such Acquired Assets shall not exceed five percent (5%) of value of the total assets (calculated in accordance with GAAP) of such Person prior to giving effect to the acquisition of the Acquired Assets.

            (c) Loans and Advances. The Borrower will not and will not permit any of its Subsidiaries to, make any loans or advances to any Person other than in connection with the funding of bonds in the ordinary course and advances to the Borrower's or its Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Borrower or such Subsidiaries.

            (d) Limits on Changes to Approved Projects; Consents, Ratifications, Waivers and Changes to Bond Documents, Etc. The Borrower, as Bondholder Representative, will not, and will not direct or permit the Custodian to, permit, cause or consent to, any change to be made or suffered to any Approved Project, grant or withhold any consent, ratification or waiver or otherwise take, fail to take, or refrain from taking, any action permitted by, or exercise any right or remedy under (other than the collection of payments thereunder in accordance with the terms thereof), the provisions of any Bond Documents relating to any such Borrowing Base Eligible Project Bonds, or permit any change to be made to any Bond Documents relating to any Borrowing Base Eligible Project Bond (individually and collectively, a "Bond Action"), unless:

                     (i)     if   such   Bond   Action,   in  the   good   faith
            determination of the Borrower, is not a Major Bond Action, the Borrower shall have provided the Agent and the Lenders with reasonably contemporaneous notice of such Bond Action, together with an explanation therefor and copies of any documents, instruments, or agreements relating to such Bond Action; and

                     (ii) if such Bond Action is a Major Bond Action (unless, in the good faith reasonable judgement of the Borrower such Major Bond Action is being taken to avoid an immediate threat of a material loss in the value of the affected Borrowing Base Eligible Project Bond or the related Approved Project, in which event such action shall be treated as a Bond Action which is not a Major Bond Action) such action is being taken by the Borrower, the following have occurred:

                             (1) the Borrower shall have first provided the Agent and the Lenders with written notice of its intended Major Bond Action together with information which the Borrower believes, in good faith, is sufficient to enable the Agent and the Lenders to reasonably determine the impact of such proposed Major Bond Action on the affected Borrowing Base Eligible Project Bond and to determine its pro forma Post-Bond Action Collateral Value and copies of all proposed documentation to implement the intended Major Bond Action;

                             (2) within ten (10) Business Days after receipt of such notice, information and documentation, the Agent shall have either (x) notified the Borrower that the Agent and the Lenders have determined that the Post-Bond Action Collateral Value of the affected Borrowing Base Eligible Project Bond immediately after the implementation of the intended Major Bond Action will be the same as its Collateral Value immediately before the implementation of the intended Major Bond Action (provided that such implementation is completed within forty-five (45) days after the notice to the Agent and the Lenders, or, if not completed, is being diligently pursued), or (y) notified the Borrower of the Post-Bond Action Collateral Value which the Lenders intend to attribute to such Borrowing Base
                     Eligible Project Bond after giving effect to the implementation of the proposed Major Bond Action. If
                     Section 3.5(i)(i) would apply on a pro forma basis based on the Post-Bond Action Collateral Value of the affected Borrowing Base Eligible Project Bond, prior to implementing the Major Bond Action the Borrower shall comply with such Section, and, upon the completion of the Major Bond Action, the Borrower shall provide the Agent and the Lenders, reasonably contemporaneously when executed, with copies of any and all documents, instruments and agreements executed and delivered by any Persons in connection with such Major Bond Action. If the Agent does not respond to the Borrower within the ten (10) Business Day period provided above, then, until notice is otherwise given by the Agent (which notice must be given within thirty (30) days of the Agent's receipt of the notice relating to such proposed Major Bond Action), the Post-Bond Action Collateral Value of the affected Borrowing Base Eligible Project Bond immediately after the implementation of the intended Major Bond Action will be the same as its Collateral Value immediately before the implementation of the intended Major Bond Action. Nothing contained herein shall be deemed to derogate the Agent's and the Lender's rights to calculate the Collateral Value of the Borrowing Base Eligible Project Bonds from time to time as provided for in Section 3.2(c) hereof.

            (e) Modifications of Servicing Agreement. The Borrower will not permit any material change to be made to the Servicing Agreement without the prior written consent of the Agent (with the approval of the Lenders).

            (f) Distributions. So long as a Default or an Event of Default has occurred and is continuing, the Borrower will not make any payments or distributions to any Person on account of the Borrower's Equity Interests.

            (g) Affiliate Indebtedness. So long as a Default or an Event of Default has occurred and is continuing, the Borrower will not make any payments to any Affiliate on account of any Indebtedness owed by the Borrower to any Affiliate.

            (h) Distribution of Project Owner Equity Funds. The Borrower shall not direct or permit any Trustee to disburse any Project Owner Equity Funds to the Project Owner without the prior written consent of the Agent and the Lenders, except to the extent such disbursement is required to be made under the applicable Bond Documents.

      9.22  Borrower Financial Covenants.

            (a) Adjusted Tangible Net Worth. For so long as any Obligation or any portion thereof remains unpaid, the Borrower shall at all times maintain (to be tested as of the last day of each fiscal quarter, commencing with the Borrower's fiscal quarter ending March 31, 2003) a minimum Adjusted Tangible Net Worth of not less than the sum of (i) $375,000,000, plus (ii) seventy-five percent (75%) of the offering proceeds of any issuances of Equity Interests after January 1, 2003 (net of the costs and expenses actually incurred by Borrower in connection with such equity issuances).

            (b) Fixed Charges. For so long as any Obligation or any portion thereof remains unpaid, the Borrower shall not permit the ratio of its consolidated (i) Adjusted EBITDA, divided by (ii) Fixed Charges, to be less than
2.5 to 1.0, for any fiscal quarter (to be tested as of the last day of each fiscal quarter, commencing with the Borrower's fiscal quarter ending March 31,
2003).

            (c) Facility Debt Service Coverage Ratio. The Borrower shall not permit the Facility Debt Service Coverage Ratio at any time to be less than
1.75 : 1.0. The foregoing covenant shall be tested quarterly, commencing with the Borrower's fiscal quarter ending March 31, 2003.

SECTION 10. EVENTS OF DEFAULT.   The  following  provisions  deal with Events of
Default and certain rights of Agent and the Lenders following an Event of Default.

      10.1 Events of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 10.1, shall constitute an "Event of Default."

      (a)   Failure to Pay.

            (i) The Borrower shall fail to pay any principal or any other Obligation (except for interest as provided for below) as and when the same shall become due and payable; or

            (ii) The Borrower shall fail to pay any interest under the Loan within three (3) days of when the same is due and payable.

      (b) Failure to Perform. The Borrower shall fail to comply with any of its other agreements and covenants contained herein or any of the agreements and covenants contained in any other Loan Documents and which are not referenced herein;

      (c) Breach of Representation or Warranty. Any representation or warranty of the Borrower in this Loan Agreement or any of the other Loan Documents shall have been false in any material respect upon the date when made or deemed to have been made or repeated;

      (d) Failure to Pay other Indebtedness. The Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, or otherwise default under, any obligation for borrowed money or credit received in excess of $5,000,000.00, as a result of which the holder of such Indebtedness could accelerate the time for payment of such Indebtedness, notwithstanding that such acceleration has not occurred (unless such Person is contesting the existence of any such alleged default and has fully reserved, in cash or cash equivalents, the full amount of the subject Indebtedness);

      (e) Insolvency. The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

      (f) Involuntary Proceedings. The filing of any case or other proceeding against the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect and such case or proceeding is not controverted within ten (10) days or dismissed within sixty
(60) days of its commencement; a decree or order is entered appointing any such trustee, custodian, liquidator or receiver, or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding; or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

      (g) Judgments. There shall remain in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any uninsured final judgment against the Borrower or any of its Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $5,000,000;

      (h) Cancellation of Loan Documents. If any of the Loan Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

      (i) ERISA. With respect to any ERISA Plan, an ERISA Reportable Event shall have occurred and (i) a trustee shall have been appointed by the United States District Court to administer such Plan; or (ii) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan (which termination proceedings could result in liability of the Borrower or any of its Subsidiaries to the PBGC in excess of $250,000;

      (j) Indictment. The Borrower, Charter Mac, Holding Trust or any of their respective Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiaries;

      (k) Material Adverse Change. There shall have occurred any change in or to the assets, liabilities, financial condition, business operations, or prospects of the Borrower and its Subsidiaries, taken as a whole, which change materially adversely affects the Borrower's ability to perform its obligations under this Loan Agreement or the other Loan Documents;

      (l) Change in Control. The occurrence of a Change in Control of either the Borrower or Charter Mac or Holding Trust;

      (m) Regarding Charter Mac and Holding Trust. The occurrence of any of the foregoing Events of Default described in subsections (c), (d), (e), (f),
(g), (i), (j) or (k) above, with respect to Charter Mac or Holding Trust, as if either of such Persons were the "Borrower" described therein;

      (n) Charter Mac Covenants. Charter Mac shall fail to comply with any of the Charter Mac Covenants;

      (o) Mortgage Warehousing Facility. The occurrence of an event of default (however defined or described) under the Mortgage Warehousing Facility;

      (p) Acquisition Line Facility. The occurrence of an event of default (however defined or described) under the Acquisition Line Facility;

      (q) Reimbursement Agreement. The occurrence of an event of default (however defined or described) under the Reimbursement Agreement; or

      (r) Failure to Pay Dividends. Subject to the provisions of Section 9.21(f) above, the Borrower shall fail to pay, as and when the same become due, any dividends required to be paid to the holders of the Preferred Shares in accordance with the terms and conditions of the Borrower's Constituent Documents.

      10.2 Written Waivers. If a Default or an Event of Default is waived by the Lenders, in accordance with the applicable provisions of this Loan
Agreement, their sole discretion, pursuant to a specific written instrument executed by an authorized officer of Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

      10.3  Remedies.

            (a) If an Event of Default described in Section 10.1(e) or 10.1(f) occurs with respect to the Borrower, the Commitment will automatically terminate and the unpaid principal amount of and accrued interest on the Loan and all other Obligations (including, without limitation, those amounts contemplated by Section 3.5(p)) will automatically become due and payable, without presentment, demand or other requirements of any kind, all of which each Borrower expressly waives.

            (b) If any other Event of Default occurs and is continuing, Agent may, and, at the direction of the Requisite Lenders, shall, by notice to Borrower, terminate the Commitments and declare the Obligations to be immediately due and payable.

            (c) If an Event of Default occurs and is continuing, the Agent may, and, at the direction of the Requisite Lenders, shall, also at any time and from time to time, take any, all, or any combination, of the following actions:

                     (i) Foreclose upon or otherwise enforce its security interest in and the Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for in the Loan Documents.

                     (ii) Exercise all rights as the Bondholder Representative under the Custodial Agreement, including, for purposes of illustration only and not in any way limiting the Agent's rights, taking the following actions:

                             (1) notifying the Custodian that the Agent has become the Bondholder Representative, to the exclusion of the Borrower;

                             (2) upon the occurrence and during the continuation of a Bond Document Default such that the Custodian, acting on the direction of the Bondholder Representative, could (but for any provision of this Loan Agreement) cause a Project Letter of Credit to be drawn, and subject to the provisions of the relevant Bond Documents, the Agent shall have the authority to instruct Custodian to direct the Bond Trustee to draw under any Project Letter of Credit relating to the subject Pledged Bond, the maximum amount permitted thereby, unless all Lenders instruct the Agent to the contrary. The proceeds of such drawing shall be applied to the Obligations as provided in Section12.2(d); or

                             (3) causing any Pledged Bond to be registered in the name of the Agent (in its capacity as Agent hereunder) and exercising any and all rights of the registered owner with respect thereto and all related Bond Documents.

                     (iii) Notify all obligors under any of the Collateral that the Collateral has been assigned to Agent (or to another Person designated by Agent) and that all payments on that Collateral are to be made directly to Agent (or such other Person); collect, settle, compromise, adjust, or release, in whole or in part, any amounts any Person owes on or in respect of any of the Collateral on terms acceptable to Agent and the Requisite Lenders; take any and all steps in the name of the Borrower to enforce payment and prosecute and/or defend any action or proceeding involving any of the Collateral; and where any Collateral is in default, foreclose on or repossess, and/or otherwise enforce any Liens securing, that

            Collateral in any manner permitted by law and sell any property acquired as a result of those enforcement actions.

                     (iv) To receive, take, endorse, assign and deliver all checks, notes, drafts, acceptances, documents, and other instruments, documents and chattel paper in respect of any Pledged Bonds and other Collateral.

                     (v) Require Borrower to assemble and make available to Agent the Collateral and all related books and records at a place designated by Agent.

                     (vi) Enter onto property where any Collateral or related books and records are located and take possession of those items with or without judicial process; and obtain access to Borrower's data processing equipment, computer hardware and software relating to the Collateral and use all of the foregoing and the information contained in the foregoing in any manner Agent or the Lenders deem necessary for the purpose of effectuating their rights under this Agreement and any other Loan Document.

                     (vii) Before the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Agent deems appropriate.

                     (viii) Exercise all rights and remedies of a secured creditor under the UCC or other applicable law, including, without limitation, selling or otherwise disposing of all or any portion of the Collateral at one or more public or private sales, whether or not the Collateral is present at the place of sale, for cash or credit or future delivery, on the terms and in the manner as the Agent may determine. The Borrower waives any right the Borrower may have to prior notice of the sale of all or any portion of the Collateral to the extent allowed by applicable law. If notice is required under applicable law, the Agent will give the Borrower not less than 10 days' notice of any public sale or of the date after which any private sale may be held. The Borrower agrees that 10 days' notice is reasonable notice. The Agent may, without notice or publication, adjourn any public or private sale one or more times by announcement at the time and place fixed for the sale, and the sale may be held at any time or place announced at the adjournment. In the case of a sale of all or any portion of the Collateral on credit or for future delivery, the Collateral sold on those terms may be may be retained by the Agent until the purchaser pays the selling price or takes possession of the Collateral. The Agent shall have no liability to the Borrower if a purchaser fails to pay for or take possession of the Collateral sold on those terms, and, in the case of any such failure, the Agent may sell the Collateral again upon notice (if and to the extent required by applicable law) complying with this Section.

                     (ix) Instead of or in conjunction with exercising the power of sale authorized by Section 10.3(c) (viii), the Agent may, and, at the direction of the Requisite Lenders, shall, proceed by suit at law or in equity to collect all amounts due upon the Collateral, or to foreclose the Agent's Lien on, all or any portion of the Collateral.

                     (x)     Proceed against the Borrower on the Notes.

                     (xi) Retain all excess proceeds from the sale or other disposition of the Collateral, and apply them to the payment of the Obligations under Section 12.2(d).

            (d) The Agent and the Lenders will incur no liability as a result of the commercially reasonable sale or other disposition of all or any portion of the Collateral at any public or private sale or other disposition. The Borrower waives (to the extent permitted by law) any claims it may have against the Agent or the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price that Agent might have obtained at a public sale, or was less than the aggregate amount of the outstanding Advances, plus accrued and unpaid interest on the Advances, and unpaid fees, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree. The Borrower agrees that any disposition of Collateral arranged by the Borrower (and consented to by the Agent and the Requisite Lenders), whether before or after the occurrence of an Event of Default, will be deemed to have been made in a commercially reasonable manner.

            (e) The Borrower specifically waives and releases (to the extent permitted by law) any equity or right of redemption, stay or appraisal that the Borrower has or may have under any rule of law or statute now existing or adopted after the date of this Loan Agreement, and any right to require the Agent or the Lenders to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies against the Collateral in any particular order, or (3) pursue any other right or remedy within its or the Lenders' power.

            (f) Lenders may, but are not obligated to, advance any sums or do any act or thing necessary to uphold or enforce the Lien and priority of, or the security intended to be afforded by the Collateral, including payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Agent or Lenders in exercising any right, power or remedy conferred by this Agreement, or in the enforcement of this Agreement, together with interest on those amounts at the Default Rate, from the time paid by Agent or Lenders until repaid by Borrower, are deemed to be principal outstanding under this Agreement and the Notes.

            (g) No failure or delay on the part of Agent to exercise any right, power or remedy provided in this Agreement or under any other Loan Document, at law or in equity, will operate as a waiver of that right, power or remedy. No single or partial exercise by Agent of any right, power or remedy provided under this Agreement or any other Loan Document, at law or in equity, precludes any other or further exercise of that right, power, or remedy by Agent, or Agent's exercise of any other right, power or remedy. Without limiting the foregoing, each Borrower waives all defenses based on the statute of limitations to the extent permitted by law. The remedies provided in this Agreement and the other Loan Documents are cumulative and are not exclusive of any remedies provided at law or in equity.

            (h)      For the purpose of  exercising  the rights  granted by this
      Section 10, as well as any and all other rights and remedies of the Agent or the Lenders, the Borrower hereby irrevocably constitutes and appoints the Agent (or any agent or officer thereof), with full power of substitution, its true and lawful attorney-in-fact, exercisable upon and during the continuation of any Event of Default, with full power and authority of the Borrower, to execute, acknowledge and deliver any documents, instruments, agreements, notices, instructions, or other papers, and to do and perform any acts in the name and on behalf of Borrower which may be necessary or desirable (as determined by the Agent, which determination shall be conclusive as to the Borrower) to accomplish the purposes of this Agreement, including, without limitation, to realize on, and to stand in the place of the Borrower under and with respect to, any and all Collateral granted hereunder.

SECTION 11. SECURITY INTEREST AND SET-OFF.

      11.1 Security Interest. Borrower hereby grants to Agent and each of the Lenders, a lien, security interest and right of setoff as security for all Obligations to Agent and each of the Lenders, whether now existing or hereafter arising, upon and against the Repayment Account, the Bond Purchase Account, and the Cash Collateral Account and all proceeds thereof and sums and property from time to time deposited therein or credited thereto.

      11.2 Set-Off. If any payment is not made when due under any of the Loan Documents, after giving regard to applicable grace periods, if any, or if any Event of Default or other event which would entitle Agent or any of the Lenders to accelerate the Loan occurs, any such deposits, balances or other sums credited by or due from Agent or any of the Lenders, or from any affiliate of Agent or any of the Lenders, to Borrower may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Agent or such Lender or affiliate thereof against any or all of Borrower's Obligations irrespective of whether demand shall have been made and although such obligations may be unmatured, in such manner as Agent or such Lender or affiliate thereof in such Person's sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, Agent or the applicable Lender agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the Obligations evidenced by the Note held by such Lender, such amount shall be applied ratably to such other indebtedness and to the Obligations evidenced by the Note held by such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Note held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Loan Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

      11.3 Additional Rights. The rights of the Agent, the Lenders, and each affiliate of the Agent and the Lenders under this Section 11 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which the Agent or any of the Lenders may have.

SECTION 12. THE AGENT AND THE LENDERS.

      12.1  Rights, Duties and Immunities of the Agent.

            (a)      Appointment  of  Agent.  Each  Lender  hereby   irrevocably
designates and appoints Fleet National Bank as Agent of such Lender to act as specified herein and in the other

Loan Documents, and each such Lender hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Loan Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 12. The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist against the Agent. The provisions of this Section 12.1 are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. The Agent shall at all times be a Lender which holds a Commitment of at least $20,000,000.00.

            (b) Syndication Agent and Co-Lead Arrangers. Each of the Syndication Agent and Arrangers (collectively, the " Titled Agents") in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles of "Co-Lead Arranger" and "Syndication Agent" are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Agent, the Borrower or any Lender and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

            (c) Administration of Loan by Agent. The Agent shall be responsible for administering the Loan on a day-to-day basis. In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to similar loans held by the Agent solely for its own account. Each Lender delegates to the Agent the full right and authority on its behalf to take the following specific actions in connection with its administration of the Loan:

                     (i) to fund the Loan in accordance  with the  provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Agent by the respective Lenders for such purpose;

                     (ii) to receive all payments of principal,  interest,  fees and other charges paid by, or on behalf of, the Borrower and, except for fees to which the Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

                     (iii) to keep and maintain  complete and accurate files and records of all material matters pertaining to the Loan, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

                     (iv) to do or omit doing all such  other  actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loan and the rights and duties delegated hereinabove described.

            (d) Delegation of Duties. The Agent may execute any of its duties under this Loan Agreement or any other Loan Document by or through its agents or attorneys-in- fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            (e) Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Loan Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by the Borrower, Charter Mac or Holding Trust or any of their respective officers or agents contained in this Loan Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Loan Agreement or the other Loan Documents; (iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of the Borrower; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Loan Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

            (f) Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Loan Documents in accordance with any written request of the Requisite Lenders or the Lenders, as may be applicable, and each such request of the Requisite Lenders or the Lenders, as may be applicable, and any action taken or failure to act by the Agent pursuant thereto, shall be binding upon all of the Lenders; provided, however, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which in its judgment is contrary to the Loan Documents or to applicable law.

            (g) Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Loan Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Requisite Lenders. Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders, provided, however, that the Agent shall not accelerate the indebtedness under this Loan Agreement without the prior written consent of the Requisite Lenders.

            (h) Lenders' Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Arrangers, or any other Lender, and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and has made its own decision to enter into this Loan Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Arrangers or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing the Loan hereunder have been satisfied and in taking or not taking any action under this Loan Agreement and the other Loan Documents.

            (i)      Agent's  Reimbursement  and  Indemnification.  The  Lenders
agree to reimburse and indemnify the Agent and its affiliates and their respective directors, officers, agents, employees, successors, and assigns, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under this Loan Agreement or the other Loan Documents, (ii) any other expenses incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Loan Agreement and the other Loan Documents (including, without limitation, reasonable attorneys' fees and expenses and disbursements), and
(iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses and disbursements) which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Loan Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, provided that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

            (j) Agent in its Individual Capacity. With respect to its Commitment as a Lender, and the Advances made by it and the Note issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Subsidiaries and Affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with Charter Mac, Holding Trust, the Borrower, or any Subsidiary or Affiliate of any of such Persons as if it were not the Agent hereunder.

            (k) Successor Agent. The Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders and Borrower. The Requisite Lenders, for good cause, may remove Agent at any time by giving thirty
(30) days' prior written notice to the Agent, the Borrower and the other Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Agent (with the consent of the Borrower, which consent will not be unreasonably withheld and shall not be required if a Default or Event of Default shall have occurred and be continuing). If no successor Agent shall have been so appointed by the Requisite Lenders and accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation or the Requisite Lenders' giving notice of removal, as the case may be, then the retiring Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder, the provisions of this Section

12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

            (l) Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Requisite Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Requisite Lenders. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Requisite Lenders, and such instruction shall be binding upon all the Lenders. The Requisite Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Agent may, in its discretion but without obligation, in the absence of direction from the Requisite Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent.

      12.2  Respecting Loans and Payments.

            (a) Procedures for Advances. Agent shall give written notice to each Lender of each request for an Advance, or conversion of an existing Advance from a Variable Rate Advance to a LIBOR Advance, by facsimile transmission, hand delivery or overnight courier, not later than 11:00 a.m. (Boston time) (i) three
(3) Business Days prior to any LIBOR Advance or conversion to a LIBOR Advance, or (ii) prior to 10:00 a.m. (Boston time) on any Business Day of any Variable Rate Advance. Each such notice shall be accompanied by a written summary of the request for an Advance and shall specify (a) the date of the requested Advance,
(b) the aggregate amount of the requested Advance, (c) each Lender's pro rata share of the requested Advance, and (d) the applicable interest rate selected by Borrower with respect to such Advance, or any portion thereof, together with the applicable Interest Period, if any, selected, or deemed selected, by Borrower. Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for an Advance, make available to Agent, at an account to be designated by Agent at Fleet National Bank in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Advance. After Agent's receipt of such funds and upon Agent's determination that the applicable conditions to making the requested Advance have been fulfilled, Agent shall make such funds available to Borrower as provided for in this Agreement. Promptly after receipt by Agent of written request from any Lender, Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrower to Agent in support of the requested Advance.

            (b) Nature of Obligations of Lenders. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

            (c) Payments to Agent. All payments of principal of and interest on the Loans or the Notes shall be made to the Agent by the Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Loan Agreement. Except as otherwise expressly provided herein, the Agent agrees promptly to distribute to each Lender, such Lender's proportionate share of each such payment in immediately available funds, excluding Liquidation Proceeds which shall be distributed in accordance with Section 12.2(d), below. The Agent shall upon each distribution promptly notify each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment received by the Agent under the first sentence of this Section shall constitute a payment by the Borrower to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Agent without regard to whether or when the Agent makes distribution thereof as provided above. If any payment received by the Agent from the Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

            (d) Distribution of Liquidation Proceeds. Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

      First: To the Agent, towards any fees and any expenses for which the Agent is entitled to reimbursement under this Loan Agreement or the other Loan Documents not theretofore paid to the Agent.

      Second: To all applicable Lenders in accordance with their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Agent and not theretofore paid to such Lenders.

      Third: To all Lenders in accordance with their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Loan Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

      Fourth:To  all applicable Lenders in accordance with their respective
                     Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

      Fifth: To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

            (e) Adjustments. If, after Agent has paid each Lender's proportionate share of any payment received or applied by Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any agreement or otherwise, such Lender shall, at Agent's request, promptly return its proportionate share of such payment or application to Agent, together with the Lender's proportionate share of any interest or other amount required to be paid by Agent with respect to such payment or application.

            (f) Setoff. If any Lender (including the Agent), acting in its individual capacity, shall exercise any right of setoff against a deposit balance or other account of the Borrower held by such Lender on account of the obligations of the Borrower under this Loan Agreement, such Lender shall remit to the Agent all such sums received pursuant to the exercise of such right of setoff, and the Agent shall apply all such sums for the benefit of all of the Lenders hereunder in accordance with the terms of this Loan Agreement.

            (g) Distribution by Agent. If in the opinion of the Agent distribution of any amount received by it in such capacity hereunder or under the Notes or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Lender to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

            (h)      Delinquent Lenders.

                     (i) If for any reason  any  Lender  shall fail or refuse to abide by its obligations under this Loan Agreement, including without limitation its obligation to make available to Agent its pro rata share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, and the other Lenders, the Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Loan Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Advances, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Advances until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Advances shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses
            (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

                     (ii) The non-delinquent  Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

      (i) Holders. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

      12.3 Assignment. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Loan Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it), upon satisfaction of the following conditions: (a) each of the Agent and the Borrower shall have given its prior written consent to such assignment (provided that, in the case of the Borrower, such consent will not be unreasonably withheld and shall not be required if a Default or Event of Default shall have occurred and be continuing), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Loan Agreement, (c) each assignment shall be in an amount that is at least $10,000,000 and is a whole multiple of $500,000; provided however, or if the assigning Lender is assigning all of such Lender's rights and obligations under this Loan Agreement, such assignment shall be in the amount of such assigning Lender's Commitment Percentage and Commitment, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit N hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 12.5, be released from its obligations under this Loan Agreement.

      12.4 Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

            (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

            (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

            (c) such assignee confirms that it has received a copy of this Loan Agreement, together with copies of the most recent financial statements provided by the Borrower as required by the terms of this Loan Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

            (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement and the other Loan Documents;

            (e) such assignee represents and warrants that it is an Eligible Assignee;

            (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other

      Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

            (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Loan Agreement are required to be performed by it as a Lender; and

            (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

      12.5 Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Loan Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of Three Thousand Five Hundred Dollars ($3,500.00).

      12.6 New Notes. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of the assigned Notes. The surrendered Notes shall be cancelled and returned to the Borrower.

      12.7 Participations. Each Lender may sell participations to one or more banks or other financial institutions (a "Participant") in all or a portion of such Lender's rights and obligations under this Loan Agreement and the other Loan Documents; provided that (a) each such participation shall be in a minimum amount of $10,000,000.00, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower, and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

      12.8 Disclosure. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices, the Agent and any Lender may disclose information obtained by the Agent or such Lender pursuant to this Loan Agreement to assignees or participants and potential assignees or participants hereunder, subject to the provisions of Section 13.20.

      12.9 Miscellaneous Assignment Provisions. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 9.17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 12.9 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

      12.10 Assignment by Borrower.   The Borrower  shall not assign or transfer
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

      12.11 Administrative Matters.

            (a) Amendment, Waiver, Consent, Etc. Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent, no term or provision of this Loan Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Loan Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Requisite Lenders.

      Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Defaulting Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

            (i) has the effect of (a) extending the final scheduled maturity (other than as provided for in Section 3.4) or the date of any amortization payment of any Loan or Note, (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

            (ii) releases or discharges any material portion of the Collateral other than in accordance with the express provisions of the Loan Documents,

            (iii)    amends, modifies or waives any provisions of this Section
      12.11,

            (iv) amends or modifies the definition of "Approved Project", "Collateral Value," "Eligible Project Bond", "Wet Funding Advance", or "Major Bond Action".

            (iv) amends any of the financial covenants or provisions set forth in Sections 3.2, 3.4, 3.5, 3.6, 3.7, 4 and 9 of this Loan Agreement,

            (v) reduces the percentage specified in the definition of Requisite Lenders,

            (vi) except as otherwise provided in the Agreement, changes the amount of any Lender's Commitment or Commitment Percentage, or

            (vii) releases or waives any indemnifications provided in the Loan Documents and provided, further, that without the consent of the Agent, no such action shall amend, modify or waive any provision of this Section 12 or any other provision of any Loan Document which relates to the rights or obligations of the Agent.

      (b) Deemed Consent or Approval. With respect to any requested amendment, waiver, consent or other action which requires the approval of the Requisite Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Loan Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Requisite Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Agent may (but shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

      "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE,"

and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Agent within ten (10) calendar days of such Lender's receipt of such notice.

SECTION 13. GENERAL PROVISIONS.

      13.1 Notices. Any notice or other communication in connection with this Loan Agreement, the Notes, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a fax number is designated below, addressed:

            If to Borrower:

                    Charter MAC Equity Issuer Trust
                    c/o Charter Mac Corporation
                    625 Madison Avenue
                    New York, New York 10022
                    Attention: Chief Financial Officer and
                               Vice President- Capital Markets
                    Fax No.: (212) 751-3350

            If to Charter Mac:

                    Charter Municipal Mortgage Acceptance Company
                    c/o Charter Mac Corporation
                    625 Madison Avenue
                    New York, New York 10022
                    Attention: Chief Financial Officer and
                               Vice President- Capital Markets

                    Fax No.: (212) 751-3350

            If to Holding Trust:

                    CM Holding Trust
                    c/o Charter Mac Corporation
                    625 Madison Avenue
                    New York, New York 10022
                    Attention: Chief Financial Officer and
                               Vice President- Capital Markets
                    Fax No.: (212) 751-3350




            in each case, with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                    Paul, Hastings, Janofsky & Walker LLP
                    75 East 55th Street
                    New York, New York 10022-4697
                    Fax No.: (212) 319-4090
                    Attention: Michael K. Chernick, Esquire

            If to Agent:

                    Fleet National Bank
                    One Federal Street
                    Boston, Massachusetts 02110
                    Fax No.:  (617) 346-4670
                    Attention: Mr. John F. Simon
                               Mail Stop: MA DE 10304X

            with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                    Riemer & Braunstein LLP
                    Three Center Plaza
                    Boston, Massachusetts 02108
                    Fax No.: (617) 880-3456
                    Attention: Ronald N. Braunstein, Esquire

            If to Syndication Agent:

                    Wachovia Bank, National Association
                    301 South College St., NC0172
                    Charlotte, North Carolina 28288
                    Fax No.:(704) 383-6205
                    Attention: Mr. David Hoagland

            If to a Lender: To such address for such Lender as appears on Schedule A.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

      A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

      13.2 Limitations on Assignment. Borrower may not assign this Loan Agreement or any interest therein without the prior written consent of the Lenders in each instance.

      13.3 Further Assurances. Borrower shall upon request from Agent or any Lender from time to time execute, seal, acknowledge and deliver such further instruments or documents which Agent or any Lender may reasonably require to better perfect and confirm their respective rights and remedies hereunder, under the Notes, and under each of the other Loan Documents.

      13.4 Usury. If at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Agent or any Lender as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Agent or any Lender to Borrower under applicable law, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Loan Agreement shall be governed by such new law as of its effective date.

      13.5 Payments to be Charged as an Advance. Any payments required by this Loan Agreement, the Note or any of the other Loan Documents, or any other instruments or agreements executed in connection herewith or therewith, may (but not before the due date thereof) be deducted by Lender from the amount, if any, not already advanced, and the same shall be deemed to be an Advance, or may be deducted from any Advance due hereunder. Any attorneys' fees, inspection fee, or any other expense payable by Borrower as herein provided for, or incurred in connection with the examination of title to the Collateral for the Loan, the drafting of the Loan Documents and other instruments evidencing or securing the Obligations and all other Loan Documents may be likewise deducted from the amounts, if any, not already advanced or from any Advance payable to Borrower and, in any event, charged as an Advance hereunder.

      13.6  Parties Bound; Integration.

            (a) The provisions of this Loan Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and the Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Loan Agreement or any of the other Loan Documents.

            (b) This Loan Agreement is a contract by, between, and among Borrower, Agent and each of the Lenders for their mutual benefit, and no third person shall have any right, claim or interest against either Agent, any of the Lenders, or Borrower by virtue of any provision hereof.

            (c) This Loan Agreement is intended by the parties hereto as the final, complete and exclusive statement of the transactions evidenced by this Loan Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Loan Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Loan Agreement or in an applicable Loan Document.

      13.7 Waivers, Extensions and Releases. Except as otherwise provided herein, Agent may, unless otherwise directed by the Requisite Lenders or all of the Lenders, as the case may be, at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Loan Agreement and from the Security Document, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

      13.8  Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial.

            (a) Substantial Relationship. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

            (b) Place of Delivery. Borrower agrees to furnish to the Agent at the Agent's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

            (c) Governing Law. This Loan Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

      13.9 Consent to Jurisdiction. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER BY MAIL AT THE ADDRESS SET FORTH IN SECTION 13.1 HEREOF. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

      13.10 JURY TRIAL WAIVER. BORROWER, AGENT AND EACH OF THE LENDERS (BY EXECUTION OF THIS LOAN AGREEMENT OR ANY OTHER ASSIGNMENT AND ACCEPTANCE) HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE

LOAN DOCUMENTS, AND AGREE THAT NONE OF THE BORROWER, AGENT OR ANY LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR AGENT AND THE LENDERS TO EXECUTE THIS LOAN AGREEMENT AND MAKE THE LOAN.

      13.11 Survival. All representations, warranties, covenants and agreements of Borrower herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower pursuant hereto are significant and shall be deemed to have been relied upon by Agent and each of the Lenders notwithstanding any investigation made by Agent or each of the Lenders or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan and each advance pursuant thereto. No review or approval by Agent or the Lenders, or by any of their consultants or representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower under any one or more of the Loan Documents.

      13.12 Cumulative Rights. All of the rights of the Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as the Agent, the Lenders, or the Requisite Lenders, as may be applicable, may determine in their respective sole good faith judgment.

      13.13 Claims Against Agent or Lenders.

            (a) Borrower Must Notify. The Agent and each of the Lenders shall not be in default under this Loan Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within thirty
(30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any of the persons or officials referred to in Schedule 6 as Authorized Representatives.

            (b)      Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any of the Lenders has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent's and each of the Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and
(ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any of the Lenders, where it is also so determined that Agent or any of the Lenders acted in bad faith, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

            (c) Limitations. In no event, however, shall Agent and each of the Lenders be liable to Borrower or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Agent or any of the Lenders of its obligations under this Loan Agreement or under any of the other Loan Documents. In no event shall Agent or any of the Lenders be liable to Borrower or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within the time period specified above.

      13.14 Obligations Absolute. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of Borrower under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower may have at any time against Agent or any of the Lenders whether in connection with the Loan or any unrelated transaction.

      All parties to the Loan Agreement are looking solely to the Borrower and its assets for the satisfaction of the Obligations. The Board of Trustees, the Manager and the Shareholder of the Borrower (each as defined in the Equity Issuer Trust Agreement) dated June 29, 2000, as amended from time to time, shall not have any personal liability under this Loan Agreement.

      13.15 Table of Contents, Title and Headings. Any Table of Contents, the titles and the headings of sections are not parts of this Loan Agreement or any other Loan Document and shall not be deemed to affect the meaning or construction of any of its or their provisions.

      13.16 Counterparts. This Loan Agreement and each other Loan Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of such Agreement is sought.

      13.17 Time Of the Essence. Time is of the essence of each provision of this Loan Agreement and each other Loan Document.

      13.18 No Oral Change. This Loan Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

      13.19 Monthly  Statements.   While  Agent  may  issue  invoices  or  other
statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Agent to issue any Statement on one or more occasions shall not affect Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon Lenders and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of Lenders' rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

      13.20 Confidentiality. Each of the Agent and the Lenders shall maintain in confidence in accordance with its customary procedures for handling confidential information, all written information that the Borrower or any of its Affiliates, or any of their Authorized Representatives, furnishes to the Agent or any Lender ("Confidential Information"), other than any such Confidential Information that becomes generally available to the public other than as a result of a breach by the Agent or any Lender of its obligations hereunder or that is or becomes available to the Agent or such Lender from a source other than Borrower or any of its Subsidiaries, or any of their Authorized Representatives, and that is not, to the knowledge of the recipient thereof, subject to obligations of confidentiality with respect thereto; provided, however, that the Agent and each Lender shall in any event have the right to deliver copies of any such Confidential Information, and to disclose any such Confidential Information, to:

            (a) its directors, officers, trustees, partners, employees, agents, attorneys, professional consultants, portfolio management services and rating agencies;

            (b)      any other Lender and any successor Agent;

            (c) any Person to which such Lender offers to sell any Loan or any part thereof or interest or participation therein (provided such Person agrees to keep such information confidential on terms similar to those set forth in this Section 13.20);

            (d) any federal or state regulatory authority or examiner, or any insurance industry association, regulating or having jurisdiction over the Agent or such Lender; and

            (e) any other Person to which such delivery or disclosure may be necessary or appropriate (i) in compliance with any applicable law, rule, regulation or order, (ii) in response to any subpoena or other legal process or informal investigative demand, (iii) in connection with any litigation to which the Agent or such Lender is a party, or (iv) in connection with the enforcement of the rights and remedies of the Agent or the Lenders under this Agreement and the other Loan Documents at any time when an Event of Default shall have occurred and be continuing.

      13.21 Acknowledgment of Joinder. The Borrower acknowledges and consents to the terms and conditions of the Joinder to this Loan Agreement which has been executed by each of Charter Mac and Holding Trust and further acknowledges and agrees that the terms and conditions of the Joinder are hereby incorporated herein by reference.


                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF this Loan Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts, this 26th day of March, 2003.


                                          CHARTER MAC EQUITY ISSUER
                                          TRUST, a Delaware statutory trust
                                          (Borrower)

                                          By: Charter Mac Corporation,
                                                Its Manager

                                                By_____________________________
                                                Name:__________________________
                                                Title:_________________________


                                          FLEET NATIONAL BANK
                                          (As Administrative Agent and a Lender)

                                          By___________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                          WACHOVIA BANK, NATIONAL
                                          ASSOCIATION
                                          (As Syndication Agent and a Lender)

                                          By___________________________________
                                          Name:________________________________
                                          Title:_______________________________

                                   Joinder of
                  Charter Municipal Mortgage Acceptance Company
                                       and
                                CM Holding Trust

      Reference is made to that certain Tax-Exempt Bond Line of Credit and Security Agreement dated as of March 26, 2003 (the"Loan Agreement") by and among Charter Mac Equity Issuer Trust as Borrower, Fleet National Bank as Administrative Agent for a syndicate of Lenders, Wachovia Bank, National Association as Syndication Agent, Fleet Securities Inc. and Wachovia Securities, Inc., as Co-Lead Arrangers, and such Lenders. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning set forth in the Loan Agreement.

      Charter Mac and Holding Trust each acknowledge that Holding Trust is a direct wholly owned Subsidiary of Charter Mac, and that the Borrower is a direct wholly owned Subsidiary of Holding Trust, and that although, pursuant to the provisions of the Borrower's Constituent Documents, Charter Mac and Holding Trust are each prohibited from becoming obligated for the debts of the Borrower or holding out its credit as being available to satisfy the obligations of the Borrower to any Person, the Agent and the Lenders are relying on certain representations, warranties and covenants of Charter Mac and Holding Trust, but not the credit of Charter Mac or Holding Trust, as an inducement for the Agent and the Lenders to enter into the Loan Agreement and to make Advances to the Borrower in accordance with the terms and conditions thereof. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Charter Mac and Holding Trust each hereby joins in the Loan Agreement for the following purposes (the "Joinder"):

      1. Charter Mac agrees to comply with the Charter Mac Covenants set forth on Exhibit O to the Loan Agreement. Charter Mac shall provide the Agent with a quarterly compliance certificate in form satisfactory to the Agent demonstrating compliance, or non-compliance, as the case may be, with the Charter Mac Covenants.

      2. Charter Mac and Holding Trust each acknowledges and confirms the warranties and representations made specifically on their behalf by the Borrower pursuant to the Loan Agreement.

      3. Charter Mac and Holding Trust each agrees to comply with the affirmative and negative covenants set forth in Section 9 of the Loan Agreement which specifically make reference to an obligation of Charter Mac and/or Holding Trust, respectively.

      4. Charter Mac and Holding Trust each acknowledges and agrees that an Event of Default shall occur if (x) Charter Mac fails to comply with the Charter Mac Covenants, (y) either of Charter Mac or Holding Trust fails to comply with the affirmative and negative covenants set


                                      J/S-2
forth in Section 9 of the Loan Agreement which specifically make reference to an obligation of Charter Mac and/or Holding Trust, respectively, or (y) any of the events described in Section 10.1 of the Loan Agreement which make specific reference to Charter Mac and/or Holding Trust shall have occurred.

      5. Charter Mac and Holding Trust each further covenant and agree from the date hereof and so long as the Loan or other Obligations remain outstanding, that neither Charter Mac nor Holding Trust shall, so long as a Default or an Event of Default has occurred and is continuing, permit the Borrower to make any payments or distributions to any Person on account of the Borrower's Equity Interests nor shall either of Charter Mac or Holding Trust accept any payments or distributions on account of the Borrower's Equity Interests.

      6. By accepting this Loan Agreement and this Joinder, the Agent and the Lenders acknowledge and agree that neither Charter Mac nor Holding Trust has any, and that neither Charter Mac nor Holding Trust shall ever have any, personal liability to the Agent or any Lender on account of any Default or Event of Default under the Loan Agreement or any breach by Charter Mac of any of the Charter Mac Covenants, or a breach by either Charter Mac or Holding Trust of any of the provisions of the Loan Agreement which are incorporated into this Joinder by reference, and that the Agent's and Lenders' sole recourse on account of the occurrence of any of the foregoing events shall be to exercise their rights and remedies against the Borrower and the Collateral as provided for in the Loan Agreement.

      Executed as a sealed instrument as of March 26, 2003

                                          CHARTER MUNICIPAL MORTGAGE
                                          ACCEPTANCE COMPANY, a Delaware
                                          statutory trust
                                          By: Charter Mac Corporation,
                                                 Its Manager

                                                By_____________________________
                                                Name:__________________________
                                                Title:_________________________


                                      J/S-3

                                          CM HOLDING TRUST, a Delaware
                                          statutory trust

                                                By: Charter Mac Corporation,
                                                Its Manager

                                                By_____________________________
                                                Name:__________________________
                                                Title:_________________________


                                      J/S-4

                            EXHIBITS AND SCHEDULES:
                            -----------------------



                                                                                          Section
                                                                                        Reference
                                                                                           Number

Exhibit A             -       Definitions                                                     1.1
Exhibit B             -       Commitment Increase Supplement                               3.3(a)
Exhibit C             -       Note                                                         3.5(a)
Exhibit D             -       Notice of Rate Selection                                     3.5(d)
Exhibit E             -       Advance Request                                           4.1(a)(i)
Exhibit F             -       Borrowing Base Certificate                                4.1(a)(i)
Exhibit G             -       Funding Certification                                    4.1(c)(ii)
Exhibit H             -       Servicer's Notification                           4.1(c)(iii)(2)(b)
Exhibit I             -       Wet Funding Certification                                    4.2(a)
Exhibit J             -       Officer's Certificate                                        7.1(h)
Exhibit K             -       Servicer's Report                                            9.6(a)
Exhibit L             -       Compliance Certificate                                    9.6(b)(i)
Exhibit M             -       Preferred Shares Covenants                                  9.11(b)
Exhibit N             -       Assignment and Acceptance                                      12.3
Exhibit O             -       Charter Mac Covenants                                     Exhibit A
Exhibit O-1           -       Indebtedness Schedule for Charter Mac                     Exhibit A
Exhibit P             -       Custodial Agreement                                       Exhibit A
Exhibit Q             -       Due Diligence Materials                                   Exhibit A
Exhibit R             -       Escrow Letter                                             Exhibit A
Exhibit S             -       Major Bond Actions                                        Exhibit A
Exhibit T             -       Form of Project Letter of Credit                          Exhibit A
Exhibit U             -       Preapproved Bond Eligibility Certificate                  Exhibit A
Exhibit V             -       Pre-Bond Closing Due Diligence Materials                  Exhibit A
Exhibit W             -       Revenue Bond Valuation Methodology                        Exhibit A
Exhibit X             -       Bond Transfer Agreement                                   Exhibit A
Schedule A            -       Lenders' Commitments                                      Exhibit A
Schedule B            -       Initial Borrowing Base Eligible Project Bonds             Exhibit A
Schedule 4.1(c)(ii)(2)(b)     Bond Documents                                     4.1(c)(ii)(2)(b)
Schedule 6            -       Authorized Representatives                                        6
Schedule 8.10(b)(i)   -       Borrower Constituent Documents                           8.10(b)(i)
Schedule 8.10(b)(ii)  -       Taxpayer Identification and State
                              Organizational Numbers                                  8.10(b)(ii)
Schedule 8.10(b)(iii) -       Outstanding Options, Etc.                              8.10(b)(iii)




Schedule 8.17         -       Certain Transactions                                           8.17
Schedule 9.9          -       Insurance                                                       9.9

                             EXHIBIT A TO AGREEMENT
                             ----------------------

                                  DEFINITIONS
                                  -----------

      Acquired Assets as defined in Section 9.21(b).

      Acquisition Line Facility means that certain Acquisition Loan Agreement dated as of December 24, 2001 by and among Fleet National Bank, as Agent for a syndicate of Lenders, such Lenders, and Charter Mac Corporation, as amended and in effect.

      Additional Collateral Request as defined in Section 5.7.

      Additional Commitment Lender as defined in Section 3.3(a).

      Adjusted EBITDA means, measured as of the last day of each calendar quarter, without duplication, and in accordance with GAAP, the amount derived from (A) for such quarter then ended, the Borrower's consolidated net income (before deduction of Preferred Dividend payments and minority interest in income of Subsidiaries (as so characterized on the Borrower's income statement from time to time)), plus (B) Interest Expense (including under the Loan) for such period, (C) plus the amount of income tax expense deducted in calculating net income for that period, minus (D) the amount of income taxes actually paid during that period, plus (E) depreciation, amortization and other non-cash items deducted in calculating net income for that period, minus (F) non-cash revenue included in calculating net income for that period, minus (G) to the extent included in determining net income, any unrealized gain or loss in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period, plus (H) all program fees associated with the TOPS Program in respect of such period, minus (I) any and all special distributions to its Affiliate management company in respect of such period, plus (J) extraordinary losses for such period as determined in accordance with GAAP, minus (K) extraordinary gains for such period as determined in accordance with GAAP, plus (L) non-recurring litigation expenses and expenses related to transactions outside of the Borrower's normal business activities which were terminated prior to consummation, minus (M) non-recurring income or loss.

      Adjusted LIBOR Rate means for each Interest Period the rate per annum obtained by dividing (i) LIBOR for such Interest Period, by (ii) an amount equal to the number one minus the maximum reserve percentage (expressed as a decimal) applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for Agent (or of any subsequent holder of a Note hereunder which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including Eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

      Adjusted Tangible Net Worth means, at the time of determination, Total Assets, minus (a) Intangible Assets, minus (b) Total Liabilities, minus (c) net interest receivables in respect of defaulted bonds or other impaired assets, minus (d) to the extent not included in "Total Liabilities," minority interests in Subsidiaries subject to mandatory redemption, plus (e) to the extent included in "Total Liabilities," dividends payable on Subsidiaries' preferred shares.

      Advance means a disbursement of the proceeds of the Loan made or to be made by the Lenders pursuant to the terms of this Loan Agreement.

      Advance Rate means the applicable percentage to be applied to a particular type of Collateral in order to determine its Collateral Value, as specified in the applicable provisions of the definition of "Collateral Value."

      Advance Request as defined in Section 4.1(a)(i).

      Affiliate means, as to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, such Person, and shall include (a) any beneficial holder of 10% or more of any class of the then outstanding capital stock (or other shares of beneficial interest or voting securities) of the specified Person, and (b) any Person directly or indirectly possessing the power to direct or cause the direction of the management or policies of the specified Person, whether through the ownership of voting securities, by agreement, or otherwise.

      Agent means Fleet National Bank, acting as agent for the Lenders.

      Agreement as defined in the Preamble.

      Agreement Date means the date as of which this Loan Agreement is executed as set forth in the Preamble hereto.

      Appraised Value means with respect to a Property, the value of such Property as set forth in the most recent appraisal of the Property (and inclusion of the investment value of federal low-income housing tax credits) approved by the Agent and the Requisite Lenders using an appraisal methodology reasonably acceptable to the Agent and the Requisite Lenders.

Approval Notice means, as to any Advance Request, written notification from the Agent to the Borrower to the effect the Agent and the Lenders have (x) determined that (i) the subject Project is an Approved Project, or (ii) an Eligible Project Bond already included as Borrowing

Base Eligible Project Bond has become an Eligible Seasoned Bond or an Eligible Unenhanced Lease-Up Bond, and (y) approved the Advance Request subject to the Borrower's satisfaction of the applicable provisions of Section 4.1.

      Approved Project means any Project as to which the Agent and the Lenders
(a) have determined in their sole discretion that the Due Diligence Materials or the Pre-Bond Closing Due Diligence Materials, as the case may be, are satisfactory in form and substance, (b) have determined that the applicable Project satisfies (or will, upon completion of the construction of such Project, satisfy) the Minimum Project Parameters, and (c) have determined that the Project Bond secured by the Project qualifies (or will, upon issuance in accordance with the Due Diligence Materials, qualify) as an Eligible Project Bond hereunder.

      Arrangers as defined in the Preamble hereto.

      Assignment and Acceptance as defined in Section 12.3.

      Authorized Representatives as defined in Section 6 and listed on Schedule
6.

      Bankruptcy Law means any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, or liquidation or similar law, whether now or hereafter in effect.

      Bond Assets means all of the Borrower's right, title and interest in, to and under (i) the Project Bonds; (ii) all Bond Collateral and Bond Documents relating to the Project Bonds; (iii) all monies and other property of any kind that relate to any of the Project Bonds and that are at any time or times in the possession or under the control of Borrower, the Servicer or any bailee of the Servicer; (iv) all monies, including monies not yet received, that represent payments of principal and interest on the Project Bonds; (v) all books and records of Borrower to the extent pertaining to any of (i) through (iv) above, including all computer programs, disks, tapes and related electronic data processing media, credit files, account cards, payment records, correspondence and ledgers in which any of the foregoing are reflected or maintained; (vi) the present and continuing exclusive right, power and authority, subject to the provisions of the Servicing Agreement, to give and receive notices and other communications, to make waivers or other agreements, to make claims for and demand performance on, under or pursuant to any of the Project Bonds, the Bond Documents, or the Bond Collateral, including, without limitation, to cause the Trustee to draw under any Project Letter of Credit as and when permitted under the Bond Documents, to bring actions and proceedings thereunder or for the enforcement of the Project Bonds, the Bond Documents, or the Bond Collateral, and to exercise all remedies, powers, privileges and options and to take any and all actions which Borrower is or may become entitled to take under the Project Bonds, the Bond Documents, or the Bond Collateral; (vii) any and all property of every name and nature, now or hereafter transferred, mortgaged, pledged or assigned as security or additional security for payment or performance of any obligation of the Bond Issuers and/or Bond Obligors to Borrower under the Project Bonds or any of the Bond

Collateral, and the liabilities, obligations and indebtedness evidenced thereby or reflected therein; and (viii) all income, revenues, issues, products, revisions, substitutions, replacements, profits and proceeds of and from all of the foregoing.

      Bond Collateral means with respect to each Project Bond, all of the property and interests in property now or hereafter securing such Project Bond, and the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Bond, including, without limitation, all contract rights, accounts receivable, accounts, documents, instruments, general intangibles, escrows and Bond Documents.

      Bond Debt Service means, for any Project Bond, for any fiscal period, the total debt service required to be paid in accordance with the terms thereof.

      Bond Debt Service Coverage Ratio means, as to any Project Bond for any period, the ratio of Net Operating Income to Bond Debt Service for the Project securing such Project Bond for such period.

      Bond Documents means with respect to each Project Bond, any and all instruments, loan agreements, construction facility agreements, mortgages, indentures, agreements, guaranties, certificates, title insurance policies, UCC financing statements, or other writings (including, without limitation, Project Letters of Credit) now or hereafter evidencing or securing the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Project Bond, and all related rights.

      Bond Document Default means the occurrence of an event of default (after any applicable grace or cure periods) under any Bond Document.

      Bond Issuer means, with respect to a Project Bond, the state or local government unit, authority or instrumentality that issued such Project Bond.

      Bond Action as defined in Section 9.20(d).

      Bond Obligor means with respect to each Project Bond, each Person directly (including the Project Owner) or indirectly obligated to repay the indebtedness evidenced by such Project Bond (including any guarantor of any such Person).

      Bond Purchase Account means account number 9421136513 maintained by the Borrower at Fleet National Bank into which the Agent shall deposit the proceeds of all Borrowing Base Acquisition Advances and the Borrower shall deposit all additional funds necessary to be paid in connection with, and at the time of, the Bond Purchase Closing for the purchase of the subject Eligible Project Bond.

      Bond Purchase Closing means the closing on the purchase of a Project Bond by the Borrower.

      Bond Purchase Closing Date means the date on which a Bond Closing is consummated.

      Bond Transfer Agreement as defined in "Minimum Project Parameters".

      Bondholder Representative as defined in the Custody Agreement.

      Borrower as defined in the Preamble.

      Borrowing Base Acquisition Advance means an Advance, the proceeds of which are to be used by the Borrower to acquire an Eligible Project Bond for inclusion for purposes of calculation of the Collateral Value of the Borrowing Base Eligible Project Bonds as a Borrowing Base Eligible Project Bond.

      Borrowing Base Certificate as defined in Section 4.1(a) and in the form of Exhibit F hereto, concerning the Borrowing Base Eligible Project Bonds as of the date specified therein.

      Borrowing Base Eligible Project Bonds means, at any time, all Eligible Project Bonds, initially to comprise the Eligible Project Bonds identified on Schedule B hereto, (a) which the Requisite Lenders have accepted as "Borrowing Base Eligible Project Bonds" in accordance with the terms and conditions of this Agreement, (b) in which the Agent, for the benefit of the Lenders, has been granted a security interest hereunder to secure the Obligations, and (c) which have Collateral Value attributed to them for the purposes of determining Loan Availability.

      Business Day means any day of the year, other than a Saturday or Sunday, on which offices of Fleet National Bank are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

      Cash Collateral means all cash, instruments, securities and funds deposited or credited from time to time in the Cash Collateral Account, all investments of funds from the Cash Collateral Account and all instruments and securities evidencing such investments (and any related accounts or subaccounts to which such investments are credited or held), and all proceeds thereof.

      Cash Collateral Account means that certain demand deposit account number 942136468 with the Agent entitled " Charter MAC Equity Issuer Trust Restricted Account/Fleet National Bank, Agent," which shall be under the sole dominion and control of the Agent, for the benefit of the Lenders, and disbursements from which shall be made to the Borrower (by transfer to the Operating Account) only subject to the terms and conditions of this Agreement.

      Change in Control means the occurrence of any of the following with respect to the Borrower and Charter Mac and Holding Trust, as applicable:

      (A)   as to the Borrower:

            (b) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares (and not the Preferred Shares) representing a majority of total voting power of the aggregate outstanding common shares of the Borrower normally entitled to vote in the election of directors of the Borrower, or

            (c) during any period of twelve (12) consecutive calendar months, individuals who were directors or trustees of the Borrower on the first day of such period (together with any new directors or trustees whose election by the board of directors or board of trustees (or the like) of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors or trustees then still in office who were either directors or trustees (or the like) at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors or board of trustees (or the like) of the Borrower.

      (b) as to Charter Mac or Holding Trust: (i) any merger or consolidation of Charter Mac or Holding Trust with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of Charter Mac or Holding Trust, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of total voting power of the aggregate outstanding common shares of Charter Mac or Holding Trust normally entitled to vote in the election of directors of Charter Mac or Holding Trust, (iii) during any period of 12 consecutive calendar months, individuals who were directors or trustees of Charter Mac or Holding Trust on the first day of such period (together with any new directors or trustees whose election by the board of directors or board of trustees of Charter Mac or Holding Trust or whose nomination for election by the stockholders of Charter Mac or Holding Trust was approved by a vote of a majority of the directors or trustees then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Charter Mac or Holding Trust, or (iv) the sale or disposition, whether directly or indirectly, by Charter Mac or Holding Trust and/or their respective Subsidiaries (whether pursuant to a single transaction or series of related transaction) of tangible assets representing more than 25% of Charter Mac's Tangible Assets (as defined in the Charter Mac Covenants) or Holding Trust's Tangible Assets (as defined in the Charter Mac Covenants), as of the date of such sale or disposition.

      Charter Mac means Charter Municipal Mortgage Acceptance Company, a Delaware statutory trust.

      Charter Mac Covenants are set forth on Exhibit O attached hereto.

      Closing Date means the date as of which all conditions specified in
Section 7.1 have been satisfied or waived in accordance with the terms thereof.

      Code means the Internal Revenue Code of 1986, as amended from time to time, and all Treasury Regulations thereunder, as amended from time to time.

      Collateral as defined in Section 5.1.

      Collateral Release Request as defined in Section 5.5.

      Collateral Value means, at any time of calculation, a dollar amount equal to the aggregate of:

      (A) With respect to each Eligible Enhanced Non-Seasoned Bond, an amount equal to sixty percent (60%) of the Market Value of such Eligible Enhanced Non-Seasoned Bond; plus

      (B) With respect to each Eligible Unenhanced Non-Seasoned Bond, an amount equal to fifty percent (50%) of the Market Value of such Eligible Unenhanced Non-Seasoned Bond; plus

      (C) With respect to each Eligible Seasoned Bond, an amount equal to seventy percent (70%) of the Market Value of such Eligible Seasoned Bond; plus

      (D) With respect to each Eligible Unenhanced Lease-Up Bond, an amount equal to sixty percent (60%) of the Market Value of such Eligible Unenhanced Lease-Up Bond; plus

      (E) With respect to each Wet Eligible Bond, the Collateral Value which would have been attributable thereto had all Purchase Funding Conditions been met; plus

      (F) With respect to Cash Collateral, an amount equal to one hundred percent (100%) thereof,

provided, however:

            (I) In no event shall Collateral Value be attributed at any time to (i) Wet Eligible Bonds in excess of an aggregate of $15,000,000;
      (ii) any one Eligible Project Bond in an amount in excess of the lesser of
      (x) $20,000,000, or (y) an amount which exceeds 40% of the Collateral Value (including such Eligible Project Bond) of all Borrowing Base Eligible Project Bonds; (iii) Eligible Unenhanced Non-Seasoned Bonds, Eligible Unenhanced Lease-Up Bonds, and Eligible Seasoned Bonds, in the aggregate, in an amount in excess of the lesser of (x) 30% of the Total Commitment at such time, or (y) 50% of the outstanding principal balance of the Loan at such time, (iv) Eligible Partially Seasoned Bonds to the extent exceeding 25% of the Collateral Value attributable to all Eligible Seasoned Bonds, or (v) an Eligible Project Bond which had been a Borrowing Base Eligible Project Bond and became an Ineligible Project Bond; and

            (II) The Collateral Value of any Borrowing Base Eligible Project Bond as to which there shall have occurred (x) a Bond Action (whether or not constituting a Major Bond Action), or (y) an Impairment Event, shall be such dollar amount as the Agent and the Lenders acting in their reasonable discretion shall from time to time determine and advise the Borrower.

      Commitment means, with respect to each Lender at any time, the amount set forth on Schedule A hereto as the amount of such Lender's commitment to make Advances to the Borrower, as may be (a) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 12.2(h) or 12.3, or
(b) increased from time to time pursuant to Section 3.3.

      Commitment Increase as defined in Section 3.3(a).

      Commitment Increase Date as defined in Section 3.3(b).

      Commitment Increase Supplement as defined in Section 3.3(a).

      Commitment Percentage means, with respect to each Lender, the percentage set forth on Schedule A hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders, as may be amended from time to time by the Agent as provided in Section 12.

      Confidential Information as defined in Section 13.20.

      Constituent Documents means, with respect to any Person, its articles or certificate of incorporation, governing instrument, trust agreement, charter, resolutions, constitution, by-laws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

      Construction Reports means any report prepared by Person, including, without limitation, any architect, contractor, or engineer in connection with the construction or substantial rehabilitation of any Project.

      Contractual Obligation means, for any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

      Credit Rating means the rating assigned by S&P to the Project Letter of Credit Issuer's long-term obligations (bank deposits, bank notes, letters of credit, etc.).

      Custodial Agreement means that certain Custodial Agreement by and among the Agent, the Borrower, and the Custodian in the form of Exhibit P hereto.

      Custodian means Deutsche Bank National Trust Company, a national banking association, having an address at 6810 Crumpler Blvd., Olive Branch, Mississippi 38654 .

      Damages as defined in Section 9.17.

      Debt Service means, for any period, determined on a consolidated basis (A) the Borrower's Interest Expense for such period, plus (B) the aggregate amount of regularly scheduled or mandatory principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by the Borrower or any of its Subsidiaries (and, if such period is less than a full twelve month period, annualized by taking the sum of all of the payments required to be made during such period and during any immediately subsequent periods required to create a full twelve month test period).

      Default means a condition or event which would, with the giving of notice or lapse of time or both, constitute an Event of Default.

      Default Rate as defined in Section 3.5(n).

      Delinquent Lender as defined in Section 12.2(h).

      Denial Notice means as to any Advance Request, the written notification by the Agent to the Borrower that the Agent and the Lenders have determined not to make the requested Advance.

      Dollar(s) means lawful money of the United States.

      Drawdown Date means the Business Day on which any Advance is funded.

      Due Diligence Materials are set forth on Exhibit Q attached hereto.

      Eligible Assignee means, any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (d) the central bank of any country which is a member of the OECD.

      Eligible Enhanced Non-Seasoned Bond means a Pledged Bond which is a Non-Seasoned Project Bond, secured by a Lien on an Approved Project as to which a Project Letter of Credit is outstanding.

      Eligible Fully Seasoned Bond means a Pledged Bond which is secured by a Lien on an Approved Project which is a Seasoned Project.

      Eligible Partially Seasoned Bond means a Pledged Bond which, immediately prior to the time of reference, was an Eligible Fully Seasoned Bond, and is secured by a Lien on an Approved Project that is not a Seasoned Project, solely because the Bond Debt Service Coverage Ratio produced by such Project for each of the immediately preceding three (3) calendar months was less than 1.10:1, but was at least 1.0:1.

      Eligible Project Bond means any Project Bond (a) which, at the time of reference, is an Eligible Enhanced Non-Seasoned Bond, an Eligible Seasoned Bond, an Eligible Unenhanced Non-Seasoned Bond, or an Eligible Unenhanced Lease-Up Bond, (b) as to which the Agent has received all Required Collateral Documents (subject to the provisions of Section 4.2), (c) as to which the Borrower owns at least the percentage of the total outstanding amount of all series of bonds issued in connection therewith as is necessary to control (by directing the Trustee or otherwise) all matters requiring or permitting the direction, consent or approval (whether by vote or otherwise) of bondholders other than Permitted Consent Exceptions, (d) as to which the Project Bond represents one hundred percent (100%) of all series of bonds issued in connection therewith for which interest payable thereon is excludable from gross income for purposes of federal income taxation, and (e) which was not subject to a Bond Document Default when first included as a Borrowing Base Eligible Project Bond hereunder and as to which no Bond Document Default has occurred and is continuing for a period of greater than ninety (90) days.

      Eligible Seasoned Bond means a Pledged Bond which is an Eligible Fully Seasoned Bond or an Eligible Partially Seasoned Bond.

      Eligible Unenhanced Lease-Up Bond means, a Pledged Bond (a) which, immediately prior to the time of reference, was either (i) an Eligible Enhanced Non-Seasoned Bond or (ii) an Eligible Unenhanced Non-Seasoned Bond, in either case as to which Collateral Value had been attributed for the purposes of determining Loan Availability, (b) which has become a Lease-Up Bond, and (c) which otherwise meets all of the criteria of a Non-Seasoned Project Bond. Notwithstanding the foregoing, a Pledged Bond which otherwise meets the foregoing criteria shall automatically cease to qualify as an Eligible Project Bond, without prior notice to the Borrower, if any of the following events shall occur: (x) such Pledged Bond fails to become an Eligible Fully Seasoned Bond within twelve (12) months from the date such Project Bond became an Eligible Unenhanced Lease-Up Bond hereunder, or (y) as of the last day of each calendar quarter, the average Bond Debt Service Coverage Ratio (exclusive of amounts funded from operating reserves for the purposes of the calculation thereof) produced by the subject Project for such calendar quarter has failed to exceed the average Bond Debt Service Coverage Ratio (exclusive of amounts funded from operating reserves for the purposes of the calculation thereof) produced by the subject Project for the immediately preceding calendar quarter.

      Eligible Unenhanced Non-Seasoned Bonds means a Pledged Bond which is a Non-Seasoned Project Bond, secured by a Lien on an Approved Project as to which no Project Letter of Credit is outstanding.

      Equity Interests means, as to any Person, any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any preferred interests, any limited or general partnership interest, and any limited liability company membership interests, but excluding investment interests issued by special purpose trusts as part of a securitization of Project Bonds.

      Equity Issuer Trust Agreement means the Amended and Restated Trust Agreement dated as of June 29, 2000, by and among the Managing Trustees, Charter Municipal Mortgage Acceptance Company, Wilmington Trust Company, as Registered Trustee, and Related Charter, L.P., as Manager relating to the Borrower.

      ERISA and ERISA Plan each as defined in Section 8.12.

      Escrow Agent means a Person approved by the Agent, in such Person's capacity as escrow agent for the Agent (on behalf of the Lenders) pursuant to the Escrow Agreement.

      Escrow Agent's Trust Receipt means a certificate of the Escrow Agent in the form of Exhibit A to the Escrow Letter.

      Escrow Letter means that certain Escrow Letter by and among the Agent and the Escrow Agent in the form of Exhibit R hereto.

      Essential Required Collateral Documents as defined in Section 3.5(i)(iv).

      Event of Default as defined in Section 10.1.

      Existing Collateral Advance means an Advance to be supported solely by the then Borrowing Base Eligible Project Bonds, where the Loan Availability is to be calculated without utilizing any increase in the Advance Rate applicable to any such Borrowing Base Eligible Project Bond from that utilized when the Collateral Value thereof was last determined by the Agent and the Lenders.

      Extended Maturity Date as defined in Sections 3.4.


      Extension Request as defined in Section 3.7(a)(ii).

      Facility Debt Service Coverage Ratio means, the ratio of Interest Income to Loan Debt Service.

      Federal Funds Rate means: For any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent.

      Fixed Charges means, measured as of the last day of each calendar quarter, without duplication, an amount for the then ending quarter equal to the sum for such period of the Borrower's consolidated (A) Debt Service, plus (B) Preferred Dividends, plus (C) program fees associated with the TOPS Program, Merrill Lynch P-Floats, and other similar securitization programs.

      Funding Certification as defined in Section 4.1(c)(ii).

      Future Commitments as defined in Section 12.2(h)(ii).

      Generally Accepted Accounting Principles or GAAP means generally accepted accounting principles as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements of the Borrower for the fiscal year ended December 31, 2001, provided to the Agent and the Lenders.

      Governmental Authority means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions.

      Governmental Authorization means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

      Hedging Agreements means any agreement between the Borrower and the Agent or any Lender (or any Affiliate of any such Person) which protects the Borrower from fluctuations in interest rates or asset values in connection with the Loan.

      Holding Trust means CM Holding Trust, a Delaware statutory trust.

      Impairment Event as defined in Section 9.5(a).

      Increased Collateral Value Advance means an Advance to be supported solely by the then Borrowing Base Eligible Project Bonds, where the Loan Availability is to be calculated utilizing an increase in the Advance Rate applicable to any one or more of such Borrowing Base Eligible Project Bonds from that utilized when the Collateral Value thereof was last determined by the Agent (because such Eligible Project Bond or Eligible Project Bonds were Non-Seasoned Project Bonds which became Eligible Seasoned Bonds or Eligible Unenhanced Non-Seasoned Bond since its or their Collateral Value was last determined by the Agent and the Lenders).

      Incremental Loan Commitment Requirements means, with respect to any request for a Commitment Increase made pursuant to Section 3.3, or any provision of a Commitment Increase on a given Commitment Increase Date, the satisfaction of each of the following conditions: (i) no Default or Event of Default then exists or would result therefrom (including on a pro forma basis relative to financial covenant compliance), (ii) the Borrower shall have certified to the Agent that the incurrence of Indebtedness in an aggregate principal amount equal to the full amount of the Commitment Increase then requested or provided would not cause a breach of, or a default under, any agreement to which the Borrower is a party, (iii) all representations and warranties and covenants of the Borrower contained in this Loan Agreement or the other Loan Documents shall be true as of the date as of which it was made and shall also be true at and as of the such date of request or Commitment Increase Date, as the case may be (after giving effect to the incurrence of any Advances at such time), except to the extent of changes resulting from transactions contemplated and permitted by this Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or except to the extent that such representations and warranties relate expressly to an earlier date, and (iv) the delivery by the Borrower of an officer's certificate to the Agent certifying as to compliance with the preceding clauses (i), (ii), and (iii).

      Indebtedness means all obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the consolidated balance sheet of a Borrower and the Borrower's Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property; (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

      Indemnified Party as defined in Section 9.17.

      Ineligible Project Bond means a Project Bond which had been an Eligible Project Bond, but which ceased to possess one or more of the characteristics for eligibility as such.

      Initial Term as defined in Section 3.4.

      Initial Maturity Date as defined in Section 3.4.

      Insurance Agreement means the amended and restated insurance agreement, dated as of December 1, 2000, by and among Charter Mac, the Borrower, Deutsche Bank, as Administrative

Agent, and others, as such agreement may be amended, restated, modified or supplemented from time to time.

      Intangible Assets means, at the time of determination, those assets of the Borrower and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

      Interest Expense means, for any period, the sum (calculated on an annualized basis), on a consolidated basis of (A) all consolidated interest expense of the Borrower determined in accordance with GAAP, plus (B) capitalized interest not covered by an interest reserve from a loan facility, plus (C) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any entity in the Borrower's consolidated group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities (including, without limitation, accrued or paid interest characterized on the Borrower's balance sheet from time to time as "minority interest in income of subsidiary"), provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

      Interest Income means, for any period, the interest payments made by all Bond Obligors on account of all Borrowing Base Eligible Project Bonds.

      Interest Payment Date means (a) the last day of each calendar month, and
(b) the Maturity Date.

      Interest Period.

      (A) The term "Interest Period" means with respect to each LIBOR Advance: a period of one (1), two (2), three (3), or six (6) consecutive months, subject to availability, as selected, or deemed selected, by Borrower in accordance with the provisions of this Loan Agreement. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by Borrower and shall end on the numerically corresponding day in the first, second, third or sixth month thereafter, as applicable. Provided, however: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; but (iii) if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

      (B) The term "Interest Period" means with respect to each Variable Rate Advance consecutive periods of one (1) day each.

      (C) No Interest Period may be selected which would end beyond the then Maturity Date of the Loan (as actually extended) . If the last day of an Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except as provided above in clause (A) relative to a LIBOR Advance.

      Investment means the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms), or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

      Joinder means the joinder to this Loan Agreement executed by each of Charter Mac and Holding Trust.

      Late Charge as defined in Section 3.5(o).

      Lease-Up Bond means a Pledged Bond that is secured by an Approved Project as to which (a) the construction of such Approved Project has been substantially completed (including all phases of such Approved Project), except solely for the completion of minor "punch list" items, such that all residential units thereof are habitable and rentable, and permanent certificates of occupancy (or temporary certificates of occupancy if approved by the Agent, in the Agent's sole and absolute discretion) for such Approved Projects (for all phases) have been issued by the appropriate Governmental Authority having jurisdiction to issue such certificates, (b) any letter of credit supporting the construction financing for the Approved Project has terminated, and (c) the Approved Project is in the lease-up phase.

      Legal Requirements means, all applicable federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, including, but not limited to, those applicable to zoning, subdivision, building, health, fire, safety, sanitation, the protection of the handicapped, and environmental matters and shall also include all orders and directives of any court, governmental agency or authority having or claiming jurisdiction with respect thereto.

      Lenders means, collectively, the financial institutions listed on Schedule A, as well as any Person which becomes a "Lender" hereunder pursuant to Section
3.3 or 12.3.

      LIBOR means, as applicable to any LIBOR Advance for the purposes of determining the applicable LIBOR Rate, the rate per annum as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to the Interest Period applicable to such LIBOR Advance which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Advance; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period applicable to such LIBOR Advance which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such LIBOR Advance as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period applicable to such LIBOR Advance offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) London Banking Days preceding the first day of such LIBOR Advance.

      LIBOR Advance means any Advance outstanding under this Loan Agreement which pursuant to this Loan Agreement bears interest at the LIBOR Rate.

      LIBOR Rate means the per annum rate equal to the Adjusted LIBOR Rate plus 150 basis points.

      Licenses and Permits means, all licenses, permits, authorizations and agreements issued by or agreed to by any Governmental Authority, or by a private party pursuant to a Permitted Title Exception, and including, but not limited to, building permits, occupancy permits and such special permits, variances and other relief as may be required pursuant to Legal Requirements which may be applicable to the Property or the Project.

      Lien means, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and mechanic's, materialmen's and other similar liens and encumbrances.

      Liquidation Proceeds means, amounts received by the Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents (including, but not limited to, all rents, profits and other proceeds received by the Agent and/or the Lenders from the operation of the Project or the liquidation of any Collateral, but not including any amount bid at a foreclosure sale or on behalf of the Agent or otherwise credited to the Borrower in, any deed-in-lieu of foreclosure or similar transaction).

      Liquidity Agreement means the amended and restated liquidity agreement, dated as of December 1, 2000, by and among others, the Owner Trust, acting for itself and by, for and on behalf of each Owner Trust Series, the Tender Agent, the Certificate Trust Agent, the Liquidity

Agent, the Liquidity Banks named therein (each of the foregoing as defined therein), as such agreement may be amended, restated, modified or supplemented from time to time

      Loan as defined in Section 2.2.

      Loan Agreement as defined in the Preamble.

      Loan Availability as defined in Section 3.2(a).

      Loan Debt Service means, for any period, the Borrower's total interest expense on account of the Loan.

      Loan Documents means singly and collectively, the Loan Agreement, the Notes, the Custodial Agreement, any Bond Transfer Agreement, any Hedging Agreements, and such other and further instruments, documents, and agreements, whether now existing or hereafter arising, by, between, and among the Borrower, the Agent, and the Lenders in any way relating to the foregoing, all as may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time.

      London Banking Day means, any day on which dealings in deposits in Dollars are transacted in the London interbank market.

      Major Bond Actions are set forth on Exhibit S attached hereto.

      Mandatory Principal Payment as defined in Section 3.5(i).

      Market Value means, as to any Eligible Project Bond, as of any date of determination, the least of (a) the value of such Project Bond determined in accordance with the Borrower's Revenue Bond Valuation Methodology and accepted by the Borrower's independent auditors, (b) the aggregate Appraised Value of all Properties securing such Project Bond, (c) the then outstanding principal amount of such Project Bond, (d) the purchase price paid or to be paid by the Borrower for such Project Bond, or (e) if such Eligible Project Bond is an Eligible Enhanced Seasoned Bond, the undrawn amount of the Project Letter of Credit.

      Maturity Date means, the Initial Maturity Date, or, if the Initial Maturity Date has been extended pursuant to the provisions of this Loan Agreement, the Extended Maturity Date.

      Minimum Project Parameters means, with respect to each Project, the following parameters for such Project:

      (a) The Property benefits from equity raised through the syndication of federal low-income housing tax credits, and 100% of the residential units are set aside to be rented to qualifying low income tenants;

      (b) The Project Owner has contributed federal low-income housing tax credit equity to the Project in an amount not less than twenty percent (20%) of the total committed amount of such equity to such Project;

      (c) The projected Bond Debt Service Coverage Ratio for the Project, assuming the completion and occupancy of the Project, shall not be less than
1.10 to 1.00 (1.0 to 1.0 for a Project securing an Eligible Partially Seasoned Bond, subject to the limitations set forth in the applicable proviso in the definition of "Collateral Value");

      (d) The Project Loan to Value Ratio shall not be greater than .85 to 1.0;

      (e) The Project Bond shall be secured by the following (each of which security or mortgage interests shall be in favor of the Trustee of the Project
Bond): (i) a first mortgage in and to the Project, (ii) a first pledge and security interest in and to all leases, licenses, contracts, agreements, furniture, fixtures, building supplies, personal property, capital contributions, and all other assets of the Project Owner relating to the use, operation, ownership and development of the Project, and (iii) completion and suretyship guarantees;

      (f) The Project Bond has been duly authorized and validly issued by the related Bond Issuer and was, at the time of issuance, a valid and binding obligation of such Bond Issuer, and an unqualified opinion of bond counsel to such effect was rendered at the time each such Project Bond was issued. Each Project Bond and related Bond Document is genuine, has not been impaired, altered or modified in any respect and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms (except as such enforceability may be limited by Bankruptcy Law and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law), and is not subject to any dispute, right of setoff, counterclaim or defense of any kind;

      (g) The Project Bond and related Bond Document contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Bond Collateral of the benefits of the security interests intended to be provided thereby, including by judicial foreclosure. There is no exemption under existing law available to the related Bond Issuer and/or any Bond Obligor which would interfere with the right of Borrower or any assignee to foreclose or realize upon such Project Bond and related Bond Documents, other than which may be available under applicable Bankruptcy Law, debt relief or homestead statutes;

      (h) The Project Bond shall provide for a market fixed rate (and not a variable rate) of interest (other than a one-time contractual adjustment from one fixed rate of interest to another pre-set fixed rate of interest upon completion of construction of the subject Project);

      (i) If the interest payable on any revenue bond issued by a Bond Issuer in conjunction with a Project Bond with respect to a particular Project is not excludable from gross income for purposes of federal income taxation (each, a "Related Taxable Bond"), then

            (i) the Project Bond and Related Taxable Bonds are all issued pursuant to, and governed by, a single Trust Indenture;

            (ii) the aggregate face amount of the Related Taxable Bonds does not exceed 20% of the aggregate face amount of the entire issue of Project Bonds and Related Taxable Bonds;

            (iii) the Lien  securing  such  Related  Taxable  Bond shall be on a parity with or subordinate to the Lien securing the related Project Bond;

            (iv) the owner of all such Related Taxable Bonds shall be an Affiliate of the Borrower; and

            (v) the owner of the Related Taxable Bond, the Borrower and the Servicer thereof shall have entered into a Bond Transfer Agreement with the Agent in the form of Exhibit X hereto.

      (j)   For all Projects, to the extent applicable,

            (i) if the repayment of the Project Bond shall be secured by a Project Letter of Credit, such Project Letter of Credit shall be substantially in the form annexed hereto as Exhibit T, issued by a Project Letter of Credit Issuer reasonably acceptable to the Lenders, and the Project Letter of Credit Issuer shall have received and approved, at a minimum, a Project Budget, final plans and specifications, and the construction contract for such Project, and;

            (ii) if the Project is not completed (as defined in the Bond Documents for such Project Bond) the Project Owner shall have entered into a guaranteed maximum price or fixed price contract for the construction of the Project; and

            (iii) the Project Owner has funded a reserve account in an amount sufficient to fund 100% of the interest payments required to be made on account of the subject Project Bond through the completion date (as defined in the Bond Documents for such Project Bond) which has been pledged to the Trustee of such Project Bond on terms and conditions satisfactory to the Agent.

      (k) The Project shall be subject to no other Lien, except for (i) the Lien referred to in clause (e) above, (ii) a Lien in favor of the Trustee of the Project Bond and the Project Letter of Credit Issuer, (iii) a Lien to secure any other bond which is owned by the Borrower, provided that the Borrower pledges such bond to the Agent, for the ratable benefit of the Lenders, as additional Collateral for the Obligations, (iv) the Lien securing a Related Taxable Bond, if approved by the Agent and the Lenders, and (v) any other Lien approved by the Lenders, in the Lenders' sole and absolute discretion.

      (l) The Agent, for the ratable benefit of the Lenders, shall have a first priority perfected security interest in the Borrower's interest in the Bond Assets.

      (m)   The Project is not subject to a bankruptcy plan.

      (n) Except as contemplated to be remediated by an approved environmental remediation plan, there exists no violation of any Environmental Laws with respect to the Project.

      (o)   All environmental   remediations  recommended  in  a  report  of  an
environmental engineer with respect to the Project will be made, or were made, within eighteen (18) months of the closing date relating to such Project Bond.

      (p)   The Project satisfies the Minimum Real Estate Parameters.

      Minimum Real Estate Parameters means,

      (a) with respect to each Seasoned Project, the following parameters for such Project:

            (i) All Licenses and Permits and private approvals of every nature whatsoever, if any, which are reasonably necessary in order to allow the construction, leasing, operation and occupancy of the Project have been issued or obtained;

            (ii)  The  Trustee  of  the  Project  Bond  shall  have  received  a mortgagee's title insurance policy reflecting that the obligations with respect to the Project Bond is secured by a first mortgage in and to the Project, subject to only (i) non-material covenants, easements or restrictions of record and (ii) Liens permitted under the definition of Minimum Project Parameters;

            (iii) There shall have been no  material  unrepaired  or  unrestored damage or destruction by fire or otherwise to any of the real or tangible personal property comprising or intended to comprise the Project;

            (iv) Sanitary drinking water, sanitary sewer disposal systems, utility and power connections and storm drainage adequate for the Project are available as a matter of right; and

            (v) The Project Owner shall have delivered to the Borrower a report acceptable to the Borrower as to the acceptability of any environmental risk associated with the Project, and addressing the existence of any hazardous materials at, or which may affect, the Project.

      (b) with respect to each Project which is not a Seasoned Project, the following parameters for such Project:

            (i) All applicable Licenses and Permits and private approvals of every nature whatsoever, if any, which are reasonably necessary in order to allow the construction, leasing, operation and occupancy of the Project shall have been issued or obtained;

            (ii) The Trustee of the Project Bond shall have received a specimen mortgagee's title insurance policy or title insurance commitment reflecting that the obligations with respect to the Project Bond is secured by a first mortgage in and to the Project, subject to only (i) non-material covenants, easements or restrictions of record, and (ii) Liens permitted under the definition of Minimum Project Parameters;

            (iii) Upon completion of the  construction of the Project,  sanitary drinking water, sanitary sewer disposal systems, utility and power connections and storm drainage adequate for the Project are available as a matter of right; and

            (iv) The Project Owner shall have delivered to the Borrower a report acceptable to the Borrower as to the acceptability of any environmental risk associated with the Project, and addressing the existence of any hazardous materials at, or which may affect, the Project.

      Moody's means Moody's Investor Services, Inc.

      Mortgage means a mortgage, deed of trust, or similar Lien on a Project.

      Mortgage Warehousing Facility means that certain Mortgage Warehousing Credit and Security Agreement dated as of December 24, 2001 by and among Fleet National Bank, as Agent for a syndicate of Lenders, such Lenders, and PW Funding Inc., as amended and in effect.

      Net Operating Income means, for any period, as to any Project (a) all gross revenues received from the operation of such Project during such period (including, without limitation, payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy, in each case to the extent attributable to the period for which such Net Operating Income is being determined, but excluding any proceeds from the sale or other disposition of any part or all of such Project; or from any financing or refinancing of such Project; or from any condemnation of any part or all of such Project (except for temporary use or occupancy); or on account of a casualty to the Project (other than payments from insurance on account of business or rental interruption); or any security deposits paid under leases of all or a part of such Project, unless forfeited by tenants; and similar items or transactions the proceeds of which under GAAP are deemed attributable to capital), minus (b) all reasonable and customary property operating, maintenance and repair costs, leasing and administrative costs, management fees and, without double counting, real estate taxes and insurance premiums paid or accrued on account of such Property (whether by direct payment or by deposit into reserves for future payment), exclusive of capital expenditures. When calculating Net Operating Income, there shall be no deduction for any non cash items, such as depreciation. The calculation of Net Operating Income shall be in accordance with accepted, customary industry practice.

      Non-Seasoned Project Bond means a Project Bond secured by a Lien on a Project which is not a Seasoned Project at the time of determination.

      Note means, Notes payable to each of the Lenders in the amount of their respective Commitments pursuant to Section 3.3, Section 3.5 and Section 12.6.

      Notice of Rate Selection as defined in Section 3.5(d).

      Obligations means all indebtedness, obligations and liabilities of the Borrower to the Agent and/or any Lender from time to time, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law, or otherwise, arising or incurred under this Loan Agreement or any of the other Loan Documents.

      OECD as defined in the definition of "Eligible Assignee."

      Operating Account means, that certain demand deposit account #9421136521 maintained at the Agent in Borrower's name which shall be under the sole control of the Borrower.

      Owner Trust means Charter Mac Owner Trust I, a Delaware statutory trust.

      Participant as defined in Section 12.7.

      PBGC means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

      Permitted Consent Exception means any prohibition contained in a Trust Indenture governing both Project Bonds and Related Taxable Bonds secured by the same Project, against the taking of any of the following actions without the consent of the registered owners of all of such bonds: (a) (i) an extension of the maturity date of the principal of or the due date for any interest owed on any bond, (ii) a reduction in the principal amount of any bond or the rate of interest thereon, (iii) a privilege or priority of any bond or bonds over any other bond or bonds, (iv) a reduction in the percentages of the owners of the outstanding bonds required for consent to any of the foregoing, (v) the creation of any lien other than a lien ratably securing all of the bonds at any time outstanding; or (vi) any reduction of the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of the Trustee, or (b) (i) an extension of the time of the payment of any amounts payable under the related Bond Documents (loan documents or facility documents), or (ii) a reduction in the amount of any payment or in the total amount due under the related Bond Documents (loan documents or facility documents).

      Person means any legal person, including any individual, corporation, limited liability company, partnership, business trust, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof

      Pledged Bonds as defined in Section 5.1(a).

      Post-Bond Action Collateral Value means, at the time of reference, the Collateral Value attributed to a Borrowing Base Eligible Project Bond from and after the time (and from time to time thereafter) that such Borrowing Base Eligible Project Bond was affected by a Bond Action.

      Preapproved Bond means, at any time, any Eligible Project Bond which the Borrower has submitted to the Agent and the Lenders in accordance with the provisions of Section 5.7 hereof, and as to which the Agent has provided the Borrower with an Approval Notice, but which the Borrower has elected not to pledge to the Agent as of such time. There shall not be more than two (2) Preapproved Bonds at any one time.

      Preapproved Bond Eligibility Certificate means the Borrower's certificate concerning a Preapproved Bond in the form of Exhibit U attached hereto, pursuant to which the Borrower certifies to the Agent and the Lenders, among other things, the following:

      (a) there has been no material change to the Due Diligence Materials or the Preapproved Bond since the date such Eligible Project Bond became a Preapproved Bond;

      (b) that the Borrower is in compliance with, and is not currently in breach of any of, its covenants contained in this Loan Agreement;

      (c) that such Preapproved Bond shall, as of the date of such certification, constitute a Pledged Bond under the Loan Agreement, that the Borrower has, pursuant to such certification, granted a security interest in and to such Preapproved Bond, and all associated Collateral in favor of the Agent for the ratable benefit of the Lenders;

      (d) that the Borrower will deliver the original Preapproved Bond to the Custodian within three (3) Business Days from the date of such certification, registered in the name of the Custodian (or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) with a copy thereof simultaneously to the Agent; and

      (e) that an Event of Default shall occur if (x) the Agent and the Lenders shall determine that any of the certifications set forth herein are not true and correct, and/or (y) unless prior to such time the Event of Default has been cured or waived or no Mandatory Principal Payment is required to be made at such time, the Borrower fails to deliver the original Preapproved Bond to the Custodian within three (3) Business Days from the date of such certification (either registered in the name of the Custodian, or accompanied by all required endorsements and other documents necessary for the Custodian to effect such registration) with a copy thereof simultaneously to the Agent.

      Pre-Bond Closing Due Diligence Materials are set forth on Exhibit V attached hereto.

      Preferred Dividends means, for any period, without duplication of such amounts as constitute intercompany debts or distributions, the sum of (A) dividends or distributions due and payable or accrued during such period on the Preferred Shares issued by Borrower, and (B) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of equity interests) and which are due and payable or accrued during such period on preferred equity interests issued by Borrower or a Subsidiary.

      Preferred Shares means Series A, Series A-1, Series A-2, Series A-3, Series B, Series B-1, and Series B-2 preferred shares issued by the Borrower, and any other "preferred shares" issued by the Borrower after the date hereof in accordance with, and as defined in, the Equity Issuer Trust Agreement.

      Preferred Shares Covenants are set forth on Exhibit M hereto.

      Preliminary Certification as defined in Section 4.1(a)(ii).

      Present Value means, the value at the applicable maturity discounted to the date of prepayment using the Treasury Rate.

      Prime Rate means the variable per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

      Proceeds has the meaning given that term in the UCC.

      Project means a multifamily housing property constituting a "qualified residential rental property" under Section 142(d) of the Code (or a predecessor provision) which secures a Project Bond.

      Project Bond means a revenue bond that is a "qualified bond" within the meaning of Section 141(e) of the Code, the interest or distributions in respect of which are excluded from gross income for federal income tax purposes, and which is secured by, among other collateral, a Mortgage on a Project.

      Project Budget means the project budget, development budget or such other budget prepared by the Project Owner and approved under the Bond Documents.

      Project Debt Service Coverage Ratio means, as to any Eligible Project Bond, the ratio of Net Operating Income to Bond Debt Service for the Approved Project securing such Eligible Project Bond.

      Project Letter of Credit means, with respect to any Project, an irrevocable letter of credit issued by the Project Letter of Credit Issuer for the benefit of a Trustee under a Project Bond pursuant to a Project Loan Agreement together any substitutes therefor or replacements thereof, as the same may be amended, modified or supplemented from time to time to the extent permitted hereby, in a face amount which is equal to the face amount of the Project Bond (plus certain accrued interest thereon), less the dollar amount of any related Project Owner Equity Funds.

      Project Letter of Credit Issuer means, with respect to any Project, the financial institution, approved by the Agent and the Requisite Lenders in writing, and at a minimum, whose Credit Rating is not less than A, which has issued a Project Letter of Credit in connection with such Project.

      Project Loan means, with respect to any Project, the loan to the Project Owner of the proceeds of a Project Bond for use by the Project Owner in accordance with the Bond Documents.

      Project Loan Agreement means, with respect to any Project, a loan agreement by and among the Project Owner of such Project, the lender thereunder, if any, the Servicer and the Trustee, which sets forth the terms and conditions of the Project Loan.

      Project Loan to Value Ratio means the ratio of (a) the outstanding Indebtedness attributable to the Project Bond on account of any Eligible Project Bond to (b) the Appraised Value.

      Project Owner means the Person which is the owner of a Project.

      Project Owner Equity Funds means with respect to any Approved Project as to which the face amount of any Project Letter of Credit is less than the face amount of the Project Bond, to the extent applicable, that Dollar amount in addition to the proceeds of a such Project Bond which (a) has been delivered as collateral to the Trustee by the Project Owner in accordance with the terms and conditions of the Bond Documents, (b) has been deposited by the Trustee into the appropriate construction fund subaccount in accordance with the provisions of the Bond Documents, and (c) may be used solely either (x) to be distributed to the Project Owner at a time after the Approved Project has become a Seasoned Project (provided that no Bond Document Defaults then exist), or (y) to fund a redemption of the subject Project Bonds under the same circumstances as a drawing could be made under the Project Letter of Credit supporting such Project Bonds.

      Property means with respect to each Project Bond, all real property which is subject to any Lien securing the obligations of the Bond Issuer and/or any Bond Obligor in respect of such Project Bond.

      Purchase Funding Conditions as defined in Section 4.1(c)(iii)(2).

      Register as defined in Section 12.5.

      Reimbursement Agreement means that certain Reimbursement Agreement dated as of December 10, 2002 by and among Fleet National Bank, as Agent for a syndicate of Participants, such Participants, and the Borrower, as amended and in effect.

      Related Taxable Bond as defined in clause (i) of the definition of "Minimum Project Parameters."

      Release Conditions as defined in Section 5.5.

      Release Price means, with respect to any Borrowing Base Eligible Project Bond, the amount, if any, necessary to reduce the aggregate outstanding principal amount of the Loan to the Loan Availability (computed without regard to the Borrowing Base Eligible Project Bond for which the Borrower is seeking release).

      Repayment Account means that certain non-interest bearing, demand deposit account (Account No. 9421136441) in the name of the Borrower and maintained with the Agent. Such account is Collateral hereunder, and is a "no-access" account as which only the Agent shall have the right to withdraw funds.

      Reportable Event as defined in Section 8.12.
      Required Collateral Documents as defined in Section 4.1(c)(ii)(2).

      Requisite Lenders means, as of any date, (a) if there are two (2) or fewer Lenders holding Commitments, Requite Lenders shall mean all such Lenders, except a Delinquent Lender, or (b) if there are three (3) or more Lenders holding Commitments, Requisite Lenders shall mean the Lenders, exclusive of any Delinquent Lenders, holding at least sixty-five percent (65%) of the outstanding principal amount of the Loans on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least sixty-five percent (65%) of the Total Commitment.

      Revenue Bond Valuation Methodology is described on Exhibit W annexed hereto.

      S&P means Standard & Poor's Ratings Services.

      Seasoned Project means a Project securing a Project Bond, which Project, at the time of determination, (a) maintains and has maintained occupancy of no less than 85% for each of the immediately preceding three (3) calendar months, and (b) produces and has produced a Bond Debt Service Coverage Ratio of at least 1.10:1 for each of the immediately preceding three (3) calendar months.

      Servicer means the Person (currently Charter Mac Corporation) acting as "Servicer" on behalf of the Trustee of a Project Bond and any Related Taxable Bonds pursuant to a Servicing Agreement.

      Servicer's Report has the meaning given to such term in the Servicing Agreement.

      Servicing Agreement means the servicing agreement relating to an Eligible Project Bond by and between the Trustee of such Eligible Project Bond and the Servicer.

      Solvent means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section
101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the Property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

      Statement as defined in Section 13.19.

      Subsidiary means, as to any Person (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership, limited liability company, association, joint venture, or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% Equity Interest at the time.

      TOPS  Program  means the  Borrower's  MBIA  Private  Label  Tender  Option
Program.

      Total Assets means, at the time of determination all assets of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

      Total Commitment means the sum of the Commitments of the Lenders. As of the Agreement Date, the Total Commitment is $75,000,000.

      Total Liabilities means, at the time of determination, all liabilities of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP and all indebtedness and contingent obligations of the Borrower and its Subsidiaries on a consolidated basis, whether or not so classified, including all redemption obligations, hedging and swap liabilities, and off-balance sheet financial transactions as to which there is recourse to the Borrower or a Subsidiary provided, however, for purposes of valuing liabilities incurred in the ordinary course of business pursuant to any Hedging Agreement and not for speculation which are included under GAAP, such liabilities shall be valued on the basis of the net hedging liability thereunder.

      Treasury Rate means, as of the date of any calculation or determination, the latest published rate for United States Treasury Notes or Bills (but the rate on Bills issued on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release H.15(519) of Selected Interest Rates in an amount which approximates (as determined by Agent) the amount (i) approximately comparable to the portion of the Loan to which the Treasury Rate applies for the Interest Period, or (ii) in the case of a prepayment, the amount prepaid and with a maturity closest to the original maturity of the installment which is prepaid in whole or in part.

      Trustee means, with respect to any Project Bond, the Person named as trustee under the Trust Indenture.

      Trust Indenture means the trust indenture agreement executed and delivered in connection with the issuance of Project Bond.

      UCC means the Uniform Commercial Code in effect in the Commonwealth of Massachusetts and the jurisdiction where the Property is situated.

      Unused Fee as defined in Section 3.6(c).
      Variable Rate means a per annum rate equal at all times to the Prime Rate plus 25 basis points.

      Variable Rate Advance means any principal amount outstanding under this Loan Agreement which pursuant to this Loan Agreement bears interest at the Variable Rate.

      Wet Eligible Bond means a Pledged Bond which would qualify as an Eligible Project Bond except that the Agent has not received all Pre-Bond Closing Due Diligence Materials in respect of such Pledged Bond; provided, however, that the Agent shall have received a Wet Funding Certification as to such Pledged Bond.

      Wet Funding Advances as defined in Section 4.2.

      Wet Funding Certification as defined in Section 4.2.

      Yield Maintenance Fee as defined in Section 3.5(p).

                                    EXHIBIT O
                              CHARTER MAC COVENANTS
                              ---------------------

1. Taxes and Trade Debt. Charter Mac will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP.

2. Adjusted Tangible Net Worth. For so long as any Obligation or any portion thereof remains unpaid, or other obligations under any of the Loan Documents, Charter Mac shall at all times maintain (to be tested as of the last day of each fiscal quarter) a minimum Adjusted Tangible Net Worth of not less than the sum of (i)$475,000,000.00, plus (ii) seventy-five percent (75%) of the offering proceeds of any issuances of Equity Interests after January 1, 2003 (net of the costs and expenses actually incurred by Charter Mac in connection with such equity issuances). As used herein:

      a. "Adjusted Tangible Net Worth" means, at the time of determination, Total Assets, minus (a) Intangible Assets, minus (b) Total Liabilities, minus
(c) net interest receivables in respect of defaulted bonds or other impaired assets, minus (d) to the extent not included in "Total Liabilities," minority interests in Subsidiaries subject to mandatory redemption, plus (e) to the extent included in "Total Liabilities," dividends payable on Subsidiaries' preferred shares, minus (f) the Taxable Tail Amount; plus (g) the Taxable Tail Adjustment Amount.

      b. "Total Assets" means, at the time of determination (a) all assets of Charter Mac and its Subsidiaries on a consolidated basis determined in accordance with GAAP, plus (b) to the extent not otherwise included in determining "Total Assets," Charter Mac's proportionate share of the tangible assets of its Minority Holdings determined in accordance with GAAP.

      c. "Total Liabilities" means, at the time of determination (a) all liabilities of Charter Mac and its Subsidiaries on a consolidated basis determined in accordance with GAAP and all indebtedness and contingent obligations of Charter Mac and its Subsidiaries on a consolidated basis, whether or not so classified, including all redemption obligations, hedging and swap liabilities, and off-balance sheet financial transactions as to which there is recourse to Charter Mac or a Subsidiary, plus (b) to the extent not otherwise included in "Total Liabilities," Charter Mac's proportionate share of the total liabilities of its Minority Holdings as determined in accordance with GAAP; provided, however, for purposes of valuing the following liabilities referred to in this subsection (iii) which are not included under GAAP, the following shall apply:

            (i) No amount shall be included for exposure derived from PWF's contingent loss sharing liability to Fannie Mae under the DUS Product Line (until the loss has occurred and has been recognized on Charter Mac's books in accordance with GAAP).

            (ii) With respect to any tax credit investment fund sponsored by Charter Mac or an Affiliate of Charter Mac, as to which Charter Mac provides a specified yield guaranty to the investors in such fund ("Yield Guarantees"), "Total Liabilities" shall include an amount equal to (A) 10% of the total fund size (based on total investment commitments) until such time as each property within the fund has received its IRS Form 8609 (or applicable comparable replacement form) and has commenced delivering tax credits to the fund, and (B) 5% of the total fund size thereafter. If any asset within a fund pool becomes impaired during the period while the Yield Guaranty applicable to such fund is outstanding, then, in addition to the foregoing, 100% of the present value of the liability attributable to such impairment amount shall be included within "Total Liabilities" (without duplication of any amount otherwise attributable to such impairment in determining "Total Liabilities")).

            (iii) With respect to letter of credit reimbursement commitments issued by ventures in which Charter Mac or an Affiliate of Charter Mac holds an interest, supporting letters of credit enhancing tax exempt bonds financing multi-family housing projects ("Enhancement Programs"), "Total Liabilities" shall include an amount equal to (x) with respect to programs other than the Credit Re Mortgage Capital, L.L.C. Credit Enhancement Program Agreement dated as of January 27, 1998 (the "Credit Re Program"), 15% of Charter Mac's maximum contractual indemnification obligation to the venture (100% of any actual indemnification obligation arising upon the occurrence of a loss event), and (y) with respect to the Credit Re Program, 5% with respect to any portfolio of properties in respect of which such commitments have been issued as of December 24, 2002, and 15% with respect to any other properties, of Charter Mac's maximum contractual indemnification obligation to the venture (100% of any actual indemnification obligation arising upon the occurrence of a loss event).

            (iv) Liabilities incurred in the ordinary course of business pursuant to any Interest Rate Protection Agreement and not for speculation, shall be valued on the basis of the net hedging liability thereunder.

      d. "Intangible Assets" means, at the time of determination, those assets of Charter Mac and its Subsidiaries on a consolidated basis that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

      e. "Minority Holdings" means any Person in which Charter Mac or any of its Subsidiaries, directly or indirectly, has an ownership interest, but which is not required under GAAP to be consolidated with Charter Mac for financial reporting purposes.

      f. "Taxable Tail Amount" means, at the time of determination, the amount of so-called "taxable tails" then included in "Total Assets."

      g.    "Taxable   Tail   Adjustment   Amount"   means,   at  the   time  of
determination, an amount equal to 80% of the then Taxable Tail Amount, but in no event to exceed four percent (4%) of the amount of Total Assets at such time.


      h.    "PWF" means PWF Funding Inc., a Delaware corporation.

      i.    "PWF  Subsidiaries"  means  any  Subsidiaries   created  by  PWF  in
accordance with the provisions of Section 7.17 of the loan agreement evidencing the Mortgage Warehousing Facility.

3. Liquidity. Charter Mac shall at all times maintain unrestricted cash and Cash Equivalents of not less than $5,000,000.00.

      As used herein and, as the case may be, elsewhere in this Guaranty, the term "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and
(vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

4.    Fixed Charges.  Charter Mac shall not permit the ratio of its consolidated
(i) Adjusted EBITDA, divided by (ii) Fixed Charges, to be less than 1.75 to 1.0, for any fiscal quarter, commencing with Charter Mac's fiscal quarter ending March 31, 2003. As used herein

      a. "Adjusted EBITDA" means, measured as of the last day of each calendar quarter, without duplication, and in accordance with GAAP, the amount derived from (A) for such quarter then ended, Charter Mac's consolidated net income (before deduction of preferred stock dividend payments and minority interest in income of subsidiaries (as so characterized on Charter Mac's balance sheet from time to time)), plus (B) Interest Expense (including under the Loan) for such period, (C) plus the amount of income tax expense deducted in calculating net income for that period, minus (D) the amount of income taxes actually paid during that period, plus (E) depreciation, amortization and other non-cash items deducted in calculating net income for that period, minus (F) non-cash revenue included in calculating net income for that period, minus (G) to the extent included in determining net income, any unrealized gain in respect of revenue bonds or hedging transactions, all of the foregoing as determined in accordance with GAAP for such period, plus (H) all program fees associated with the TOPS Program in respect of such period, minus (I) any and all special distributions to its Affiliate management company in respect of such period, plus (J) extraordinary losses for such period as determined in accordance with GAAP, minus (K) extraordinary gains for such period as determined in accordance with GAAP, plus (L) to the extent not otherwise included in "Adjusted EBITDA," Charter Mac's proportionate share of Adjusted EBITDA of its Minority Holdings for such period (determined in a manner consistent with this definition of "Adjusted EBITDA," but without regard to item (L)), plus (M) non-recurring litigation expenses and expenses related to transactions outside of Charter Mac's normal business activities which were terminated prior to consummation, minus (N) non-recurring income.

      b. "Fixed Charges" means, measured as of the last day of each calendar quarter, without duplication, an amount for the then ending quarter equal to the sum for such period of Charter Mac's consolidated (A) Debt Service, plus (B) Preferred Dividends, plus (C) program fees associated with the TOPS Program.

      c. "Debt Service" means, for any period, determined on a consolidated basis (A) Charter Mac's Interest Expense for such period, plus (B) the aggregate amount of regularly scheduled or mandatory principal payments of Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness) required to be made during such period by Charter Mac or any Person in Charter Mac's consolidated group (and, if such period is less than a full twelve month period, annualized by taking the sum of all of the payments required to be made during such period and during any immediately subsequent periods required to create a full twelve month test period).

      d. "Interest Expense" means, for any period, the sum (calculated on an annualized basis), on a consolidated basis of (A) all consolidated interest expense of Charter Mac determined in accordance with GAAP, plus (B) capitalized interest not covered by an interest reserve from a loan facility, plus (C) the allocable portion (based on liability) of any accrued or paid interest incurred on any obligation for which any entity in Charter Mac's consolidated group is wholly or partially liable under repayment, interest carry, or performance guarantees, or other relevant liabilities (including, without limitation, accrued or paid interest characterized on Charter Mac's balance sheet from time to time as "minority interest in income of subsidiary"), provided that no expense shall be included more than once in such calculation even if it falls within more than one of the foregoing categories.

      e. "Preferred Dividends" means, for any period, without duplication of such amounts as constitute intercompany debts or distributions, the sum of (A) dividends or distributions due and payable or accrued during such period on preferred stock issued by a Subsidiary, and (B) distributions which are the functional equivalent of preferred dividends (i.e., which the issuer is required to make prior to distributions on another class or other classes of equity interests) and which are due and payable or accrued during such period on preferred equity interests issued by a Subsidiary.

      f.    "TOPS  Program"  means  Charter  Mac's  Private  Label Tender Option
Program.

5. Total Liabilities. Charter Mac shall not permit at any time its consolidated Total Liabilities to exceed sixty percent (60%) of the fair market value of its consolidated Total Assets as reflected on Charter Mac's balance sheet from time to time.

6. Indebtedness. Charter Mac itself will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than any of the following:

      a. Under its guaranty of obligations of its Subsidiaries to Fleet National Bank, as Agent and the lenders under each of (x) the Acquisition Line Facility and (y) the Mortgage Warehousing Facility, or a replacement mortgage warehousing facility in favor of PWF and the PWF Subsidiaries, to the extent the establishment of such replacement facility would not (A) result in the acceleration of the loans under the Acquisition Line Facility, or (B) constitute an Event of Default under the Mortgage Warehousing Facility;

      b. Under its guaranty of obligations of Charter Mac Corporation under that certain Stock Purchase Agreement dated as of October 24, 2001, as amended, by and among the Charter Mac Corporation and the former stockholders of PWF;

      c. Current liabilities of Charter Mac incurred in the ordinary course of business (including all liabilities under the TOPS Program and Charter Mac's P-FLOATS/RITES Program or similar secured financing program) but not incurred through (A) the borrowing of money, or (B) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

      d. Indebtedness existing on the date of this Loan Agreement and listed and described on Schedule O-1 hereto;

      e.    Secured purchase money debt or capitalized lease obligations;

      f. Indebtedness to Fannie Mae, Freddie Mac, GNMA, FHA or other parties with whom Charter Mac or its Subsidiaries originate, sell, repurchase or service Mortgage Loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

      g. Indebtedness secured by real property acquired upon foreclosure of mortgages, to the extent directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by Charter Mac to be recovered from the sale or the disposition of the subject real property;

      h. Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s);

      i. Liabilities in the ordinary course of business under Charter Mac's (A) credit enhancement products supporting multi-family housing project bonds or other financing of multi-family housing projects, and (B) Yield Guarantees;

      j. Guaranties provided for the benefit of Subsidiaries in the ordinary course of business;

      k. Liabilities incurred pursuant to Hedging Agreements in the ordinary course of business and not for speculation; and

      l. As to PWF and the PWF Subsidiaries, indebtedness permitted according to the terms of the PWF Covenants (but without duplication of any of the applicable foregoing exceptions in clause (a) through (l)).

7. Financial Information. Charter Mac shall deliver or cause to be delivered to Agent and to each Lender quarterly and annual financial statements for Charter Mac in form and substance reasonably satisfactory to the Agent and the Requisite Lenders as soon as available and in all events no later than ninety
(90) days after the close of each fiscal year for annual statements and forty-five (45) days after the close of each quarter for quarterly statements (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments). The quarterly financial statements shall include a consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) balance sheet and the related consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) statements of income and retained earnings and of cash flows for such period and the portion of the applicable fiscal year through the end of such period. The annual statements shall include a consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) balance sheets and the related consolidated and consolidating (as relating to Charter Mac Corporation and PWF (and the PWF Subsidiaries)) statements of income and retained earnings and of cash flows, setting forth in each case in comparative form the figures for the previous year, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, and shall be audited by independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent. Both the annual and quarterly statements shall be certified as true and correct by an authorized financial officer of Charter Mac. Additionally, Charter Mac will:

      a. promptly supply the Agent and the Lenders with such information concerning its affairs and property as the Agent or any Lender may hereafter reasonably request from time to time.

      b. promptly notify the Agent of any condition or event of which it has knowledge which constitutes (or which upon the giving of notice or lapse of time or both would constitute) (A) an Event of Default under the Loan Agreement, including any event or circumstance which results in the information which has been provided by it to Agent or the Lenders including an untrue statement of material fact or omitting to state any material fact or any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading and in such event Charter Mac shall promptly furnish to the Agent updated or revised information which will correct such untrue statement or include such omitted fact; or (B) an event of default by Charter Mac or any Subsidiary under any indebtedness or other Contractual Obligation of such Person, where such event of default would reasonably be expected to have a material adverse effect on the business, operation, or properties of such Person, or as to the Borrower, its ability to perform its obligations to the Agent or the Lenders under any Loan Document.

      c. deliver to the Agent, together with the quarterly and annual financial statements, a Compliance Certificate signed by its treasurer, chief financial officer or chief accounting officer showing the calculations and computations necessary to determine compliance by Charter Mac with its covenants hereunder and stating that, to such officer's knowledge, no Default or Event of Default exists hereunder or under the Loan Documents, or if, to such officer's knowledge, any such Default or Event of Default exists, stating the nature and status thereof. With each such quarterly Compliance Certificate Charter Mac shall include (A) summary information, calculations, information, and a description of occurrences relevant to the applicable financial covenants herein concerning the applicable Taxable Tail Amount, Yield Guarantees, and Enhancement Programs, and (B) worksheets showing the calculation of the estimated fair value of its investments in revenue bonds, using the methodology described in Exhibit W to the Loan Agreement.

      d. at any time during regular business hours after reasonable notice to Charter Mac permit the Agent, any Lender, or any of their representatives to have access to and examine all of its books and records.

      e. permit the Agent, any Lender, or their respective representatives to copy, at Charter Mac's sole cost, and to make abstracts from any and all of such books and records.

      f. promptly furnish to the Agent copies (with sufficient copies for each Lender) of all (A) filings by it with the Securities and Exchange Commission or any national securities exchange, including reports on forms 10K and 10Q, (B) financial statements, reports and proxy statements furnished by it to its shareholders, and (C) other information concerning Charter Mac as is reasonably requested from time to time by either the Agent or any of the Lenders.

      g. within sixty (60) days prior to each fiscal year end, provide the Agent with detailed operating projections for Charter Mac and its Subsidiaries, in form reasonably satisfactory to the Agent.

      h. promptly (and in any event within ten (10) Business Days) notify the Agent of all new Yield Guarantees and Enhancement Programs, and provide the Agent with copies of all relevant documents related thereto.

8. Material Adverse Change. There shall not occur any material adverse change in the financial condition of Charter Mac.

9. Liens. Other than in favor of the Fleet National Bank, as Agent (on behalf of the Lenders) pursuant to the Acquisition Line Facility, in no event will Charter Mac pledge or grant a security interest in any of its shares from time to time of Charter Mac Corporation in favor of any Person, or grant a negative pledge therein in favor of any Person.

10. Revenue Bond Valuation. For the purpose of financial statement presentation, Charter Mac will estimate the fair value of its investments in revenue bonds using the methodology described in Exhibit W to the Loan Agreement or as may be required to be modified by changes in GAAP, and will not materially deviate from such methodology. Charter Mac shall notify the Agent of any changes in GAAP which would require a change in the methodology described in Exhibit W to the Loan Agreement.

11. Distributions. So long a Default or an Event of Default has occurred and is continuing, Charter Mac will not make any payments or distributions to any Person on account of Charter Mac's Equity Interests.